                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      AMERICAN INVESTMENT NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               Reid A. Godbolt
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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
                      AMERICAN INVESTMENT NETWORK, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON __________ , 1997

                                   ---------

To the Shareholders of American Investment Network, Inc.:

         Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of American Investment Network, Inc. ("American") will be held on ______, _______, 1997 at 10:00 a.m. Central Standard Time, at
___________________, Mississippi, to consider and act upon the following:

         1. To vote upon approval and adoption of a Plan and Agreement of Exchange dated October 28, 1996, as amended ("Exchange Agreement"), under which holders of Class A and Class B Common Stock of American will exchange their shares for shares of Citizens, Inc. Class A Common Stock held by Citizens Insurance Company of America ("CICA"), as described in the accompanying Proxy-Information Statement.

         2. To transact such other business, if any, as may properly come before the Meeting or any adjournment thereof.

         Only shareholders of record of American Class A and Class B Common Stock as of the close of business on ___________, 1997 will be entitled to notice of and to vote at the Meeting.

         SHAREHOLDERS OF AMERICAN CLASS A AND CLASS B COMMON STOCK ARE ENTITLED TO DISSENT FROM THE EXCHANGE AND OBTAIN PAYMENT FOR SHARES, AS DESCRIBED IN THE ACCOMPANYING PROXY-INFORMATION STATEMENT. A COPY OF ARTICLE 13 OF THE MISSISSIPPI BUSINESS CORPORATION ACT, WHICH SETS FORTH THE RIGHTS OF DISSENTERS, IS ATTACHED TO THE PROXY-INFORMATION STATEMENT AS APPENDIX B.

         Shareholders are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please fill in, date, sign, and return promptly the enclosed proxy card in the enclosed postage-prepaid envelope so that your shares may be voted at the Meeting if you are unable to attend in person. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                  By Order of the Board of Directors
                                  Phillip E. Faller, Secretary
Flowood, Mississippi
________, 1997

                       AMERICAN INVESTMENT NETWORK, INC.
              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD _________, 1997

                                 CITIZENS, INC.
                             INFORMATION STATEMENT
                       CLASS A COMMON STOCK, NO PAR VALUE
                              UP TO 697,815 SHARES

This Proxy-Information Statement is furnished in connection with the solicitation by the Board of Directors of American Investment Network, Inc. ("American") of proxies from holders of shares of American Class A and Class B Common Stock, for use at the Special Meeting of American Shareholders (the "Meeting") to be held on ___________, 1997. This Proxy-Information Statement also pertains to the number of shares of Class A Common Stock, no par value, of Citizens, Inc. ("Citizens") to be issued in connection with a statutory stock exchange ("Exchange") under a Plan and Agreement of Exchange dated October 28, 1996, as amended ("Exchange Agreement"), between Citizens Insurance Company of America ("CICA," a wholly-owned subsidiary of Citizens) and American. The Exchange Agreement sets forth certain conditions to the Exchange, including a fairness hearing and approval by the Mississippi Commissioner of Insurance in which American shareholders may participate pursuant to Miss. Code Ann. Section 83-19-105. Assuming approval of the Exchange by the Mississippi Commissioner of Insurance, the Citizens Class A Common Stock issued in the Exchange will be issued pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933. Upon consummation of the Exchange, each 7.2 outstanding shares of American Class A or Class B Common Stock will be converted into one share of Citizens Class A Common Stock, as described in this Proxy-Information Statement. No fractional shares of Citizens Class A Common Stock will be issued in the Exchange; rather, share fractions will evidence the right to receive the cash value of such share based on the average closing price of the Citizens Class A Common Stock as reported on the American Stock Exchange for the five trading days prior to the effective date of the Exchange. At present, the directors of American know of no other matters to be presented at the Meeting. All information contained in the Proxy-Information Statement with respect to Citizens and CICA has been furnished by Citizens, and all information with respect to American has been furnished by American. The approximate date of mailing of this Proxy-Information Statement to shareholders of American is _________, 1997.

The proxy in the form enclosed is solicited by the Board of Directors of American for use at the Meeting. Only shareholders of record at the close of business on ___________, 1997 are entitled to notice of and to vote at the Meeting. On __________, 1997, the number of outstanding shares of American Class A Common Stock entitled to be voted at the Meeting was 5,021,764, each of which is entitled to one vote; the number of outstanding shares of American Class B Common Stock was 2,500, each of which is entitled to one vote per share. Under the bylaws and the pertinent provisions of the Mississippi Business Corporation Act, the Class A and Class B Common Stock will vote as separate classes on the matters at the Meeting. If the accompanying proxy form is signed and returned, the shares represented thereby will be voted as instructed. In the event no instructions are given, it will be voted for the Exchange and upon such other matters as may properly come before the Meeting. If, after sending in your proxy, you decide to vote in person or decide to revoke your proxy for any other reason, you may do so by notifying the Secretary of American in writing prior to the voting of the proxy or attending the Meeting in person and revoking your proxy.

The expenses of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by American. In addition to the use of the mails, certain directors, officers or regular employees of American or its subsidiaries, who receive no compensation for their services other than their regular salaries or fees, if any, may solicit proxies personally.

The directors and management of American know of no matters to be brought before the Meeting other than those mentioned herein. If, however, any other matters properly come before the Meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.
                                   ---------

The Citizens Class A Common Stock is listed on the American Stock Exchange under the symbol "CIA." On ______________, 1997, the closing price of Citizens
Class A Common Stock was $        per share.

                                   ---------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROXY-INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ---------

AN INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES SIGNIFICANT RISKS. SEE "RISK FACTORS."
                                   ---------

No person is authorized to give any information or to make any representation not contained in the Proxy-Information Statement, and if given or made, such information or representation should not be relied upon as having been authorized. The Proxy-Information Statement does not constitute an offer to exchange or sell, or a solicitation of an offer to exchange or purchase, the securities offered hereby, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. Neither the delivery of the Proxy-Information Statement nor any distribution of the securities to which the Proxy-Information Statement relates shall, under any circumstances, create an implication that there has been no change in the affairs of Citizens, CICA or American.

The Proxy-Information Statement does not cover any resales of shares of the securities offered hereby to be received by shareholders of American upon consummation of the Exchange Agreement. No person is authorized to use the Proxy-Information Statement in connection with such resales, although such securities may be traded without use of the Proxy-Information Statement by those shareholders of American not deemed to be "affiliates" of either American or Citizens.

                                   ---------

The principal executive offices of both Citizens and CICA are located at 400 East Anderson Lane, Austin, Texas 78752, telephone (512) 837-7100. The principal executive offices of American are located at 660 Lakeland East Drive, Suite 204, Flowood, Mississippi 39208, telephone (601) 936-2090.

                                   ---------

         The date of the Proxy-Information Statement is ________, 1997.





                                       II

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .    V

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

THE SPECIAL MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

PROPOSED EXCHANGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
       Background and Reasons for the Exchange  . . . . . . . . . . . . . .    8
       Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
       Recommendation of the Board of Directors   . . . . . . . . . . . . .    9
       Board Recommendation   . . . . . . . . . . . . . . . . . . . . . . .   11
       Regulatory Requirements  . . . . . . . . . . . . . . . . . . . . . .   11
       Terms of the Exchange Agreement  . . . . . . . . . . . . . . . . . .   11
       Receipt of Citizens Shares   . . . . . . . . . . . . . . . . . . . .   12
       Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . . . .   12
       Accounting   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
       Other Conditions to Consummation of the Exchange   . . . . . . . . .   12
       Stock Exchange Listing   . . . . . . . . . . . . . . . . . . . . . .   13
       Termination or Amendment of the Exchange Agreement   . . . . . . . .   13
       Expenses and Liability for Termination   . . . . . . . . . . . . . .   14
       Conduct of Business Pending the Exchange; Other Covenants
       of the Parties   . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       Stock Transfer Restrictions Applicable to "Affiliates" of American .   14
       Interests of Certain Persons in the Exchange   . . . . . . . . . . .   14

CERTAIN FEDERAL INCOME TAX CONSEQUENCES . . . . . . . . . . . . . . . . . .   14

INFORMATION CONCERNING CITIZENS . . . . . . . . . . . . . . . . . . . . . .   18
       General Development of Business  . . . . . . . . . . . . . . . . . .   18
       Financial Information Regarding the Insurance Business   . . . . . .   18
       Narrative Description of Business  . . . . . . . . . . . . . . . . .   23
       Description of Properties  . . . . . . . . . . . . . . . . . . . . .   33
       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . .   33
       Selected Financial Data  . . . . . . . . . . . . . . . . . . . . . .   33
       Management's Discussion and Analysis of Financial Condition and
       Results of Operations - December 31, 1995  . . . . . . . . . . . . .   34
       Management's Discussion and Analysis of Financial Conditions and
       Results of Operations - September 30, 1996   . . . . . . . . . . . .   42

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . .  F-1
       CITIZENS, INC. AND SUBSIDIARIES  . . . . . . . . . . . . . . . . . .  F-1
       Market Prices  . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
       Certain Security Ownership of Citizens   . . . . . . . . . . . . . .   47
       Management of Citizens   . . . . . . . . . . . . . . . . . . . . . .   49
       Executive Officer and Director Compensation  . . . . . . . . . . . .   52
       Source of Citizens Shares  . . . . . . . . . . . . . . . . . . . . .   53





                                      III

RIGHTS OF AMERICAN DISSENTING SHAREHOLDERS
TO RECEIVE PAYMENT FOR SHARES . . . . . . . . . . . . . . . . . . . . . . .   53

COMPARISON OF RIGHTS OF SECURITYHOLDERS . . . . . . . . . . . . . . . . . .   55
       Authorized Shares  . . . . . . . . . . . . . . . . . . . . . . . . .   55
       Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
       Preemptive Rights  . . . . . . . . . . . . . . . . . . . . . . . . .   57
       Liability of Directors   . . . . . . . . . . . . . . . . . . . . . .   57
       Liquidation Rights   . . . . . . . . . . . . . . . . . . . . . . . .   57
       Assessment   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58

OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58

DEADLINE FOR CITIZENS SHAREHOLDER PROPOSALS . . . . . . . . . . . . . . . .   58

INFORMATION CONCERNING AMERICAN . . . . . . . . . . . . . . . . . . . . . .   59
       Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . .   68
       Market and Dividends on American Class A and Class B Common
       Equities and Related Stockholder Matters   . . . . . . . . . . . . .   69
       Management's Discussion and Analysis of Financial Condition and
       Results of Operations - December 31, 1995 and September 30, 1996 . .   69
       Certain Relationship and Related Transactions  . . . . . . . . . . .   74
       Management of American   . . . . . . . . . . . . . . . . . . . . . .   75

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . F-42
       AMERICAN INVESTMENT NETWORK, INC. AND SUBSIDIARIES   . . . . . . . . F-42


APPENDIX A -- PLAN AND AGREEMENT OF EXCHANGE - AMERICAN INVESTMENT NETWORK,
              INC., CITIZENS INSURANCE COMPANY OF AMERICA, INC. AND CITIZENS,
              INC., DATED OCTOBER 28, 1996, AS AMENDED

APPENDIX B -- ARTICLE 13 OF THE MISSISSIPPI BUSINESS CORPORATION ACT GOVERNING
              RIGHTS OF DISSENTING AMERICAN SHAREHOLDERS





                                       IV

                             AVAILABLE INFORMATION

       Both Citizens and American are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Those reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC at 13th Floor, 7 World Trade Center, New York, New York 10048, and Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661.
Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Also, the SEC maintains a worldwide web site that contains such materials of Citizens at "http://www.sec.gov." In addition, such reports, proxy statements and other information concerning Citizens may be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006-1881.





                                       V

                                     SUMMARY

       The following is a summary of certain information contained elsewhere in the Proxy-Information Statement. This Summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information appearing in the Proxy-Information Statement, including the Appendices. Shareholders of American are urged to read the Proxy-Information Statement in its entirety.

THE PARTIES TO THE EXCHANGE

       The three parties to the Exchange Agreement are Citizens, Inc., a Colorado corporation ("Citizens"), Citizens Insurance Company of America, a Colorado corporation ("CICA"), and American.

       Citizens is an insurance holding company. CICA is a life insurance company which is wholly-owned by Citizens. The principal executive office of Citizens and CICA is located at 400 East Anderson Lane, Austin, Texas 78752, and the telephone number at such office is (512) 837-7100.

       American is a Mississippi corporation which is a financial holding company. The principal executive office of American is located at 660 Lakeland East Drive, Suite 204, Flowood, Mississippi 39208. The telephone number at such office is (601) 936-2090. Neither American nor any of its officers or directors are affiliated with Citizens or CICA, nor are any officers or directors of Citizens or CICA affiliated with American.

       United Security Life Insurance Company ("United") is a Mississippi domestic insurance company which is wholly-owned by American. United has the same principal executive office as American. It is contemplated that United will act as a separate indirect subsidiary of Citizens after the Exchange.

                                 AMERICAN INVESTMENT NETWORK, INC. SPECIAL
                                 MEETING OF SHAREHOLDERS

PERSONS ENTITLED TO VOTE;        Holders of record of shares of American Class
RECORD DATE                      A and Class B Common Stock, at the close of
                                 business on __________, 1997 ("Record Date"), will be entitled to notice of and to vote at the Special Meeting of Shareholders (the
                                 "Meeting").

DATE, TIME AND PLACE OF          The Meeting will be held on ______, 1997, at
MEETING                          10:00 a.m. Central Standard Time, at
                                 _____________ Mississippi.

BUSINESS TO BE TRANSACTED        At the Meeting, shareholders of American will
                                 be asked to consider and vote upon approval of a Plan and Agreement of Exchange ("Exchange
                                 Agreement") under which CICA and American will effect an exchange of Class A Common Stock of Citizens held by CICA for the Class A and Class B Common Stock of American, with shareholders of American receiving shares of Citizens Class A Common Stock (the
                                 "Exchange").





                                       VI

THE EXCHANGE AGREEMENT           CICA and American have entered into a Plan and
                                 Agreement of Exchange dated October 28, 1996, as amended ("Exchange Agreement"), in which American shareholders will receive shares of Citizens Class A Common Stock in exchange for their American shares (the "Exchange").

                                 The transaction will be accounted for by the purchase method of accounting.

                                 Pursuant to the Exchange Agreement, holders of American Class A and Class B Common Stock will receive one share of Citizens Class A Common Stock for each seven and two-tenths (7.2) shares of American Class A or Class B Common Stock held. Fractional shares will not be issued in the Exchange; rather, such fractional shares will evidence the right to receive the cash value of such share based on the average closing price of the Citizens Class A Common Stock as reported on the American Stock Exchange for the five trading days prior to the effective date of the Exchange. Any holder of American Class A or Class B Common Stock who shall have properly perfected the dissenters' rights under Mississippi law will not have the right to receive Citizens Class A Common Stock, but only cash, in an amount equal to the fair value of his or her American shares. See "Proposed Exchange--Receipt of Citizens Shares" and "Rights of American Dissenting Shareholders to Receive Payment For Shares."

PROXY REVOCABILITY               Proxies are revocable at any time prior to
                                 voting at the Meeting.  See "The Special
                                 Meeting--Revocability of Proxies."

REQUIRED VOTE                    Approval of the Exchange Agreement and the
                                 transactions contemplated thereby requires the affirmative vote of holders of 66 2/3% of the outstanding American Common Stock (Class A and
                                 Class B voting as separate classes).  See "The
                                 Special Meeting--Voting Securities."
                                 Citizens, as sole shareholder of CICA, has approved the Exchange Agreement. No shareholder vote of Citizens is required by the Exchange Agreement or applicable law. As of the Record Date there were _______ issued and outstanding shares of Citizens Class A
                                 Common Stock.





                                       VII

RECOMMENDATION OF THE            The American Board of Directors has
BOARD OF DIRECTORS               unanimously approved the Exchange Agreement
                                 and recommends that the shareholders vote FOR approval of the Exchange. This recommendation is based on factors described under "Proposed
                                 Exchange--Background and Reasons for the
                                 Exchange," and that based upon considerations set forth therein, the exchange ratio in the Exchange Agreement is fair, from a financial point of view to all of the shareholders of American.

OUTSTANDING SHARES               As of the Record Date, there were outstanding
OF AMERICAN                      5,021,764 shares of American Class A Common
                                 Stock and 2,500 shares of Class B Common
                                 Stock. As of the Record Date, American
                                 directors, executive officers and their
                                 affiliates held 947,958 shares of Class A
                                 Common Stock and 1,666 shares of Class B
                                 Common Stock, or 18.9% of the Class A Common
                                 Stock, and 66.7% of the Class B Common Stock entitled to vote on the Exchange. See "The
                                 Special Meeting--Voting Securities."

CLOSING DATE                     The Exchange Agreement provides that the
                                 actions contemplated thereby will be completed at closing ("Closing") on a closing date
                                 ("Closing Date") which will be as soon as possible after all regulatory approvals and shareholder approvals are obtained in accordance with law and shall become effective on or as soon as possible after the Closing
                                 Date. The Exchange is subject to the approval of the Mississippi and Colorado Commissioners of Insurance. It is fully anticipated that the Closing will occur and the Exchange will be effective on or shortly after the American shareholder approval is obtained, but there can be no assurance that the conditions to the Exchange will be satisfied or that the Exchange will be consummated.

CONDUCT OF BUSINESS OF           American has agreed that it will not enter
AMERICAN PRIOR TO CLOSING        into any transactions prior to the effective
                                 date of the Exchange other than in the
                                 ordinary course of business and will pay no shareholder dividends nor increase the compensation of officers and will not enter into any agreement or transaction which will adversely affect its financial condition. See
                                 "Proposed Exchange--Conduct of Business
                                 Pending the Exchange; Other Covenants of the
                                 Parties."





                                      VIII

DISSENTERS' RIGHTS               Under the Mississippi Business Corporation
                                 Act, shareholders of American have the right to dissent from the Exchange and demand payment of the fair value of their shares in cash. If holders of more than 2.5% of the outstanding shares of American qualify as dissenters, CICA may, at its option, decline to proceed with the Exchange. See "Rights of American Dissenting Shareholders to Receive
                                 Payment for Shares," "Proposed Exchange--Other
                                 Conditions to Consummation of the Exchange," and Appendix B which sets forth the relevant
                                 Mississippi statutes concerning rights of dissenting shareholders.

CONDITIONS PRECEDENT TO          In addition to approval by the holders of
THE EXCHANGE                     American Class A and Class B Common Stock, the
                                 Exchange is subject to the satisfaction (or waiver by the party entitled to the benefit thereof) of a number of conditions including
                                 (1) the performance by each party of its respective obligations, (2) the absence of any legal proceedings relating to the transactions contemplated by the Exchange Agreement, (3) the continued material accuracy of representations made by each party and (4) the delivery of certain legal opinions. See
                                 "Proposed Exchange--Other Conditions to
                                 Consummation of the Exchange."





                                       IX

SUMMARY OF FEDERAL INCOME        The Exchange is intended to be treated as a
TAX CONSIDERATIONS               reorganization within the meaning of Section
                                 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, for federal income tax purposes both Citizens and American believe: (i) no material gain or loss will be recognized by American or CICA as a result of the Exchange; (ii) no gain or loss will generally be recognized by holders of American Class A or Class B Common Stock on the exchange of their shares for Citizens
                                 Class A Common Stock pursuant to the Exchange;
                                 and (iii) the aggregate adjusted tax basis of the Citizens Class A Common Stock received by an American shareholder in exchange for Citizens Class A Common Stock will be the same as the basis of the American Class A or Class
                                 B Common Stock surrendered in exchange
                                 therefor. If the Exchange were not to so qualify, the exchange of shares would be taxable. The Exchange may be terminated by any party if it is determined by counsel of any party that the Exchange will not constitute a reorganization within the meaning of Section
                                 368(a) of the Code. The parties are not
                                 requesting a legal opinion on the Exchange, nor is a ruling from the Internal Revenue
                                 Service being sought in connection with the Exchange. See "Certain Federal Income Tax
                                 Consequences."

                                 AMERICAN SHAREHOLDERS SHOULD CONSULT WITH
                                 THEIR OWN TAX ADVISORS REGARDING THE FEDERAL
                                 INCOME TAX CONSEQUENCES OF THE EXCHANGE, AS
                                 WELL AS ANY APPLICABLE STATE, LOCAL, FOREIGN
                                 OR OTHER TAX CONSEQUENCES, IN LIGHT OF THEIR
                                 OWN PARTICULAR TAX SITUATIONS.





                                        X

TERMINATION OF THE               The Exchange Agreement may be terminated by
EXCHANGE AGREEMENT               either party if the effective date does not
                                 occur by March 31, 1997. See "Proposed
                                 Exchange--Other Conditions to Consummation of the Exchange." The Exchange Agreement may be amended upon the approval of the Board of Directors of each party provided that the number of shares of Citizens Class A Common
                                 Stock to be issued cannot be changed without the approval of the shareholders of American.
                                 In addition, the Exchange Agreement may be terminated and amended at any time prior to the effective date by unanimous consent of the parties; by any of the beneficiaries of the conditions precedent to the consummation of the Exchange unless the condition has been satisfied or waived; by any party if any suit, action, or proceeding pending in a court or governmental agency threatens to prohibit the transactions contemplated by the Exchange; or if any party has discovered any material error in the representations of the other parties.
                                 See "Proposed Exchange- -Termination or
                                 Amendment of the Exchange Agreement."

OTHER MATTERS                    The American Board knows of no other matters
                                 that will come before the Meeting. If any additional matters come before the Meeting, the proxies will be voted at the discretion of the proxy holder.





                                       XI

                                  RISK FACTORS

         The following risk factors, in addition to those discussed elsewhere in this Proxy-Information Statement, should be considered carefully in evaluating Citizens and its business.

         LACK OF FAIRNESS OPINION OR APPRAISAL. The American Board has not retained nor sought investment banking or appraisal services to value American or provide advice regarding the fairness of the terms of the Exchange. However, in the event the Exchange is approved by the Mississippi Commissioner of Insurance, the Miss. Code Ann. requires that a fairness finding be made. The lack of a fairness opinion or appraisal from an investment banker or appraisal firm conceivably could have negatively impacted the amount of consideration to be received by the holders of American Class A and Class B Common Stock.

         NO DIVIDENDS. To date, Citizens has not paid cash dividends in respect of its common stock and its current policy is to retain earnings for use in the operations and expansion of its business. Hence, it is highly unlikely that cash dividends will be paid in the near future. Also, the Citizens Class A Common Stock has a right to twice the cash dividends of the Citizens Class B Common Stock. Because the Class B shareholders control Citizens, there is little economic incentive for the Class B shareholders to determine that cash dividends should be paid when they will receive only one-half of the per share cash dividends of the Class A common shares, except that the beneficiaries and trustee of the Harold E. Riley Trust, which holds the Citizens Class B Common Stock, are also the largest holders of Citizens Class A Common Stock.

         SIGNIFICANT MARKET OVERHANG. A registration statement of Citizens on Form S-3 with the SEC is in effect relating to the public offer and sale by certain holders of Citizens Class A Common Stock, including Harold E. Riley, Chairman of the Board of Citizens. The registration statement relates to approximately 6,099,657 shares of Class A Common Stock or approximately 30% of the Citizens Class A Common Stock outstanding. It may be assumed that sales of significant amounts of these shares in the public market could have a depressive effect on the price of the Citizens Class A Common Stock. Further, the prospect, even without the actual sales, of such significant amounts of shares being offered into the public market place may have a depressive effect on the price of the Citizens Class A Common Stock.

         CONTROL. The shares of outstanding Citizens Class B Common Stock, 100% of which is owned indirectly by Harold E. Riley, Chairman of the Board, President and Chief Executive Officer of Citizens (through the Harold E. Riley Trust), have the right to elect a simple majority of the Board of Directors of Citizens. This right may make it more difficult and time consuming for a third party to acquire control of Citizens or to change the Board of Directors of Citizens. Additionally, Mr. Riley is the largest holder of Class A Common Stock. As a practical matter, Mr. Riley has veto power over significant corporate transactions.

         INABILITY TO ELECT DIRECTORS. The Citizens Class A Common Stock being offered hereby represents a minority interest in Citizens. As cumulative voting of shares is not permitted by the Articles of Incorporation of Citizens, the minority shareholders of Citizens cannot through their votes alone elect any of Citizens' directors or otherwise control Citizens. Also, the Citizens Class B Common Stock elects a simple majority of the Citizens' Board. Therefore, as a practical matter, control of Citizens lies outside the Class A shareholders. See "Comparison of Rights of Securityholders."

         SALE OF SHARES AND EFFECT THEREOF. On October 27, 1994, Citizens completed an offering of 916,375 shares of its Class A Stock under an exemption from registration under the Securities Act of 1933. The offering was made under Regulation S, which generally provides that shares which are offered outside of the United States to non-United States persons pursuant to certain specific guidelines may be resold in the United States by persons who are not an issuer, underwriter or dealer following the expiration of a 40-day period after the close of the offering period. The offering price per share was $7.00. Gross proceeds raised were $6,414,625 and net proceeds were approximately $5,400,000. The subsequent resale of the Citizens Class A Common Stock sold in this offering into the public market could adversely affect the price of the Citizens Class A Common Stock, and it may be assumed that overseas investors would have more of an incentive to sell their Class A common shares because the price they paid for such stock was $7.00 per share.

         PROPOSED OFFERING OF 3,500,000 SHARES OF CITIZENS CLASS A COMMON STOCK OUTSIDE THE UNITED STATES AND EFFECT THEREOF. In May 1995, Citizens commenced an offering of up to 3,500,000 shares of Class A Stock outside the United States pursuant to a safe harbor rule relating to an exemption from registration under the Securities Act of 1933. Citizens has restricted the transfer of such shares for a period of three years following the initial purchase, and a legend to such effect will be placed on each certificate for such shares. The offering price is $7.50 per share. Management is unable to determine how successful the offering will be. As of December 31, 1996, approximately 133,000 shares had been sold in the offering. Subsequent resale of these shares in the United States could have a depressive effect upon the price of the Class A common shares, and it may be assumed that overseas investors would have more of an incentive to sell their Class A common shares because the price they paid for such stock will probably be lower than the trading price of the Class A Common Stock.

         DEPENDENCE ON CITIZENS' CHAIRMAN. Citizens relies heavily on the active participation of its Chairman of the Board, President and Chief Executive Officer, Mr. Harold E. Riley. The loss of Mr. Riley's services would likely create a significant adverse effect on Citizens. Citizens does not have an employment agreement with Mr. Riley, but does have "key man" life insurance on him totaling $1.25 million of which Citizens is the beneficiary. Citizens has no disability insurance regarding Mr. Riley.

         CONCENTRATION OF BUSINESS FROM PERSONS RESIDING IN THIRD WORLD COUNTRIES. For the years ended December 31, 1995 and 1994, approximately 92.0% and 91.8%, respectively, of Citizens' total insurance premium revenue was derived from policies issued on the lives of Latin Americans and South Americans. The policies issued to such persons are ordinary, whole-life policies with an average face amount of $60,000 and are marketed by independent marketing firms primarily to heads of households which are in the top 3% to 5% income bracket of such countries. Most of the new life insurance business of Citizens comes from Latin America and South America. There is a risk of loss of a significant portion of sales in these countries should adverse events occur in the countries from which Citizens receives applications. To minimize inherent risk, Citizens is not chartered as an insurance company in any foreign country, maintains no assets or employees in foreign countries, accepts only applications and premiums remitted directly to its main office in United States currency drawn on U.S. banks, and includes various limitations to coverage which are designed to minimize exposure to loss caused by social, economic and political conditions. Citizens is not aware of any adverse trends in these countries which would have a material adverse impact on Citizens' business. Furthermore, management believes that political or economic instability in these countries would likely have a favorable impact on Citizens' business since such instability would generally strengthen the demand for U.S. dollar-denominated policies.

         PERSISTENCY. Persistency is the extent to which policies sold remain in-force. Policy lapses over those actuarially anticipated could have an adverse effect on the financial performance of Citizens. Policy sales costs are deferred and recognized over the life of a policy. Excess policy lapses, however, cause the immediate expensing or amortizing of deferred policy sales costs. As long as Citizens maintains its lapse and surrender rate within its pricing assumptions for its insurance policies, Citizens believes that its present lapse and surrender rate should not have a material adverse effect on its financial results. For the years ended December 31, 1995, 1994 and 1993, the Citizens' lapse ratio on ordinary business was 5.1%, 6.7% and 6.5%, respectively.

         COMPETITION. The life insurance business is highly competitive and consists of a number of companies, many of which have greater financial resources, longer business histories, and more diversified lines of insurance coverage than Citizens. Such companies also generally have larger sales forces. Citizens also faces competition from companies located within foreign countries that conduct marketing in person and have direct mail sales campaigns. Citizens may be at a competitive disadvantage in competing with these entities although management believes the products of Citizens purchased by its policyholders are competitive in the marketplace. Competition in the market in which Citizens competes is from three sources. First, Citizens competes with companies which are formed and operated within a particular country. These types of companies are subject to risks of currency fluctuations and generally use mortality tables which are based on the experience of the local population as a whole. As a result, their prospects of providing an economic return to policyholders are more uncertain than for U.S. dollar-based policies, and their statistical cost of insurance is much higher than Citizens because they use mortality tables that are based on significantly shorter life spans than those that Citizens uses. The second source of competition is from companies which are not formed within a given country but are using local currencies. Again, the use of local-based currencies entails greater risks of uncertainty, due to fluctuations of local currencies and perceived instability and weakness of local currencies. Management has observed that these first two types of companies tend to sell universal life and annuities versus whole life, which is the predominant type of life insurance sold by Citizens. Finally, Citizens faces competition from companies which operate in the same mode as Citizens. Management believes that Citizens' competitive advantages include a history of performance, its sales force and its product, which has consistently paid a cash dividend on the policies issued.

         REGULATION. Insurance companies are subject to comprehensive regulation in the jurisdictions in which they do business under statutes and regulations administered by state insurance commissioners. Such regulation relates to, among other things, prior approval of the acquisition of a controlling interest in an insurance company; standards of solvency which must be met and maintained; licensing of insurers and their agents; nature of and limitations on investments; deposits of securities for the benefit of policyholders; approval of policy forms and premium rates; triennial examinations of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters. Citizens is subject to this type of regulation in any state in which it is licensed to do business. Such regulation could involve additional costs and restrict operations.

         Citizens is currently subject to regulation in Colorado under the Colorado Insurance Holding Company Act. Intercorporate transfers of assets and dividend payments from Citizens' life insurance subsidiaries are subject to prior notice and approval if they are deemed "extraordinary" under this statute. Citizens is required under Colorado insurance laws to file detailed annual reports with the Colorado Division of Insurance and all of the states in which it is licensed. The business and accounts of life insurance subsidiaries of Citizens are subject to examination by the Colorado Division of Insurance. The most recent triennial examination of Citizens' life insurance subsidiary was for the year ended December 31, 1991, and Citizens has been advised by the Colorado Division of Insurance that an examination as of December 31, 1996 will commence in 1997.

         Citizens is currently not subject to regulation in the various countries in which its independent marketing consultants solicit applications for insurance policies because acceptance of the applications and issuance of the policies in the U.S. do not constitute conducting business in such countries. However, there can be no assurance that such lack of regulation will continue. Management is not able to predict the effect of any such regulation of the business of Citizens.

         UNINSURED CASH BALANCES. Citizens maintains average cash balances in its primary depository, Texas Commerce Bank, Austin, Texas, that are significantly in excess of Federal Deposit Insurance

Corporation coverage. If this depository were to cease business, Citizens would likely lose a substantial amount of its cash. At September 30, 1996, Citizens had approximately $3 million in Texas Commerce Bank. However, management monitors the solvency of this depository and does not believe a material risk of loss exists since this financial institution is currently above the federally mandated levels of capital and liquidity. Management utilizes short-term U.S. Treasury securities as well as top-rated commercial paper issues as vehicles for managing temporary excess cash balances, and expects to continue the practice for the foreseeable future.

         INTEREST RATE VOLATILITY; INVESTMENT SPREAD RISKS. Profitability in the insurance industry is affected by fluctuations in interest rates. Of prime importance in achieving profitability is an insurance company's ability to invest premiums at a higher interest rate than the interest rate credited to existing policies. Rapid decreases or increases in interest rates may affect an insurance company's ability to maintain a positive spread between the yield on invested assets and the assumed interest rate credited to policy reserves. Rapid interest rate changes could cause increased lapses of policies in-force, although management believes the effect of such rate changes would be minimal since Citizens does not issue interest sensitive or universal life insurance policies and has only a small block of annuity business.

         TAX RISKS. The Exchange is intended to be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, for federal income tax purposes, no gain or loss will generally be recognized by holders of American Class A or Class B Common Stock on the exchange of their shares for Citizens Class A Common Stock pursuant to the Exchange, and the aggregate adjusted tax basis of the Citizens Class A Common Stock received by an American shareholder in exchange for Citizens Class A Common Stock will be the same as the basis of the American Class A or Class B Common Stock surrendered in exchange therefor. If the Exchange were not to so qualify the exchange of shares would be taxable. No party to the Exchange nor any of their affiliates is seeking an opinion of counsel with respect to the tax treatment of the Exchange. However, the Exchange may be terminated by any party if it is determined by counsel of any party that the Exchange will not constitute a reorganization within the meaning of Section 368(a) of the Code. No party to the Exchange has requested and the parties do not intend to request a ruling from the Internal Revenue Service in connection with the Exchange. There are other tax risks that are discussed in "Certain Federal Income Tax Consequences."

                              THE SPECIAL MEETING

                        Date, Time and Place of Meeting

         A Special Meeting of Shareholders (the "Meeting") of American Investment Network, Inc. ("American") will be held on ________, 1997 at 10:00 a.m., Central Standard Time, at ______________, Mississippi.

BUSINESS TO BE TRANSACTED AT THE MEETING

         The Proxy-Information Statement, the mailing of which commenced on _________, 1997, is being furnished to shareholders of American in connection with the solicitation of proxies by the Board of Directors of American for use at the Meeting and at any adjournments thereof. At the Meeting, holders of American Class A and Class B Common Stock will be asked to consider and vote upon approval of a Plan and Agreement of Exchange dated October 28, 1996, as amended ("Exchange Agreement"), under which Citizens Insurance Company of America ("CICA") will exchange shares of Class A Common Stock of Citizens, Inc. ("Citizens," the sole owner of CICA) for common shares of American. Pursuant to the Exchange Agreement, American shareholders will receive in the Exchange one (1.0) share of Citizens Class A Common Stock for each seven and two-tenths (7.2) shares of either American Class A or Class B Common Stock held. The Exchange Agreement sets forth certain conditions to the Exchange, including a fairness hearing and approval by the Mississippi Commissioner of Insurance in which American shareholders may participate pursuant to Miss. Code Ann. Section 83-19-105. Assuming approval of the Exchange by the Mississippi Commissioner of Insurance, the Citizens Class A Common Stock issued in the Exchange will be issued pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933.

         As of the date of the Proxy-Information Statement, the Board of Directors of American knows of no other business that will come before the Meeting. Should any other matter requiring a vote of shareholders arise, the proxies named in the enclosed form of proxy will vote the American shares in accordance with their discretion with respect to any such matter.

VOTING SECURITIES

         Only shareholders of record of American Class A and Class B Common Stock, at the close of business on ________, 1997, will be entitled to vote at the Meeting. On that date, there were issued and outstanding 5,021,764 shares of Class A Common Stock and 2,500 shares of Class B Common Stock of American. Each share of American Class A and Class B Common Stock is entitled to one vote per share.

         A majority of the number of shares of outstanding American Common Stock of each of Class A and Class B will constitute a quorum for the transaction of business at the Meeting. An affirmative vote of 66 2/3% of the outstanding American Class A and Class B Common Stock, voting as separate classes, is required to approve the Exchange. This two-thirds voting requirement is necessitated by the interpretation placed upon the pertinent insurance statutes (Title 83, Chapters 6 and 19, of the Miss. Code Ann.) by the Mississippi Department of Insurance.

AMERICAN VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information with respect to the only persons known to American to be beneficial owner of more than 5% of either class of American common shares outstanding, and the number and percent of each class of shares beneficially owned at that date by each director and officer of American and by all of the directors and officers as a group. Each director or officer has sole voting and investment power over the shares listed opposite his or her name.

                    NUMBER OF SHARES OWNED BENEFICIALLY AND
                      PERCENTAGE OF EACH CLASS OF SHARES

Name, Address                      Class A       Class A       Class B        Class B
and Title of Owner                  Common      Percentage      Common      Percentage
------------------                ---------     ----------     --------     ----------
Walter L. Shelton                  312,930         6.2%           833          33.3%
Jackson, Mississippi 39211
Chairman, Director

Jesse L. Byrd                      238,998         4.8%           833          33.3%
Brandon, Mississippi 39042
Vice Chairman, Director

John S. Camara                         100           0%           -0-             0%
Madison, Mississippi 39110
President and Director

H. Elton Cook                       81,834         1.6%           -0-             0%
Jackson, Mississippi 39211
Director

H. Harold Crumpler                   6,394         .13%           -0-             0%
Brandon, Mississippi 39042
Executive Vice President/
Treasurer and Director

Phillip E. Faller                   18,000          .4%           -0-             0%
Brandon, Mississippi 39042
Vice President/Secretary
and Director

Thomas S. Hayes                     60,300         1.2%           -0-             0%
Clarksdale, Mississippi 38614
Director

Billy George Janous                 10,400          .2%           -0-             0%
Belzoni, Mississippi 39038
Director

John T. Keeton, Jr                 118,668         2.4%           -0-             0%
Grenada, Mississippi 38901
Director

L. Homer Martin, Jr                 59,000         1.2%           -0-             0%
Belzoni, Mississippi 39038
Director

                    NUMBER OF SHARES OWNED BENEFICIALLY AND
                      PERCENTAGE OF EACH CLASS OF SHARES

Name, Address                        Class A      Class A       Class B       Class B
and Title of Owner                    Common    Percentage      Common      Percentage
------------------                   -------    ----------     --------     -----------
Linda M. Pepper                        5,000        .09%           -0-            0%
Madison, Mississippi 39110
Assistant Secretary

H. Shannon Williford                  36,334         .7%           -0-            0%
Vicksburg, Mississippi 39180
Director

All Directors and Officers
as a Group (12 persons)              947,958       18.9%         1,667         66.6%

Ben S. Yandell                       234,000        4.7%           833         33.3%
Jackson, Mississippi 39216

REVOCABILITY OF PROXIES

         Any American shareholder has the power to revoke his or her proxy before its exercise at the Meeting or any adjournment thereof by (i) giving written notice of such revocation to the Secretary of American, Phillip E. Faller, 660 Lakeland East Drive, Suite 204, Flowood, Mississippi 39208, prior to the Meeting; (ii) giving written notice of such revocation to the Secretary at the Meeting; or (iii) signing and delivering a proxy bearing a later date. The mere presence at the Meeting of a shareholder who has executed and delivered a valid proxy will not revoke such proxy. However, being present at the Meeting allows a shareholder vote in person and revoke any prior proxy.

PROXY SOLICITATION

         The cost of soliciting proxies will be borne by American. In addition to solicitation by mail, officers and employees of American and its subsidiaries may solicit proxies by telephone and personally, although these persons will receive no compensation for such solicitation other than their regular salaries. American will reimburse brokers, custodians, nominees and other fiduciaries for their charges and expenses in forwarding materials to beneficial owners of American shares. American is obligated under the Exchange Agreement to bear certain expenses concerning the preparation, including the printing of this Proxy-Information Statement.

                               PROPOSED EXCHANGE

BACKGROUND AND REASONS FOR THE EXCHANGE

         American (formerly Great American Investment Network, Inc.) was incorporated in 1987 for the purpose of acquiring stock in existing insurance companies and organizing and operating other companies in the financial services industry. In 1996 American changed to its present name from "Great American Investment Network, Inc." American has two wholly-owned subsidiaries, United Security Life Insurance Company ("United") and The Gain Agency, Inc. (the "Agency") and, prior to 1995, owned a 50% interest in U.S. Star International, Inc. ("U.S. Star") an inactive foreign corporation. In 1995 American conveyed its interest in U.S. Star to nonaffiliated parties. Prior to April 1995, the Agency was a general insurance agency selling property and casualty insurance. In April 1995, the Agency sold all of its inforce business and certain assets. In 1990 United began selling and underwriting a
participating modified whole life insurance policy.   In 1993 United began a
mass marketing program to offer limited benefit, accident and health policies. The sale of accident and health products has been United's major focus since 1994. Shareholders of American are urged to review "Information Concerning American--Business," for further information concerning the business of American.

         For continued expansion of its operations, American is dependent upon obtaining and maintaining profitable operations, possible additional equity offerings and obtaining such additional financing as may be required from time to time. Management has been aware that American's ability to raise additional financing is limited by the size and scope of American's operations. In addition, the American Class A Common Stock has been traded on an extremely limited basis. Although the American Class A Common Stock has been quoted on the Nasdaq Over-the-Counter Electronic Bulletin Board, trades have been sporadic. Therefore, in 1996 management undertook to determine the feasibility of a business combination with a larger, better capitalized corporation, which in addition, would afford American shareholders greater liquidity in their stock.

         In mid-1996, the management of Citizens and CICA approached management of American with respect to a possible business combination of the parties. After several discussions and meetings held over a several month period, the Exchange Agreement between American and CICA was executed on October 28, 1996. The Exchange Agreement was approved unanimously by the boards of directors of both American and CICA.

VALUATION

         The valuation of American and Citizens centered on a share exchange ratio. Management of Citizens and American reviewed carefully the market value of Citizens Class A Common Stock (see "Information Concerning Citizens--Market Prices") and, lacking a similar market upon which to determine a fair price, evaluated the assets and liabilities of American and its subsidiaries, and decided that determination of the exchange ratio should begin with a book value basis of American, adjusted to a substantial degree to reflect values which are standard within the life insurance industry. The management of Citizens and American reviewed the capital and surplus of their respective insurance subsidiaries, along with annual life insurance premium revenue valued at multiple factor depending upon the profitability of the product and paid up policy reserves. In addition, state licenses, agency force, and nonadmitted capital and surplus assets of the life insurance subsidiaries were reviewed. These values are summarized in the table below.

                                                                    American
                                                                  -----------
Capital and surplus of subsidiaries, along with a securities
         valuation reserve and investment reserves                $ 2,372,000

Life insurance in force as a multiple of annual premium revenue     1,191,000

Accident and health insurance in force as a factor of annual
         premium revenue                                              791,000

Market value of real estate                                           694,000

State licenses                                                        500,000

Agency force                                                          600,000

Other miscellaneous values                                             83,000

(Less outstanding obligations) (a)                                   (946,000)
                                                                  -----------

         TOTAL ADJUSTED BOOK VALUE                                $ 5,285,000
                                                                  ===========

---------
(a)      Includes mortgage payable to bank on real estate.

         The adjusted book value for American was divided by the shares outstanding to arrive at an adjusted value per share of $1.05. This value was compared to the trading prices of Citizens' shares on the American Stock Exchange. The resulting comparison led to the ratio of one share of Citizens for each 7.2 shares of American.

         The resulting values were reviewed carefully by each party. Also discussed at length were how payment would be made to American shareholders, and the tax consequences of the Exchange. The fairness of the terms and conditions of the Exchange must be approved by the Mississippi Commissioner of Insurance before the Exchange will be effectuated.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors of American believes that the Exchange should be effectuated because the Board believes a fair exchange ratio will result to the shareholders of American. Also, the market price of Citizens Class A Common Stock was nearly eight times the adjusted book value of American Common Stock at the time of the negotiations, thus making the trade fair from a market price viewpoint. Accordingly, the American Board of Directors believes the exchange ratio and, hence the price to be received for the American shares in the Exchange, is fair.

         American believes that Citizens' goal to build a profitable, expanding life insurance holding company is consistent with the goals of American. The Board of Directors and management of American, after careful study and evaluation of the economic, financial, legal and market factors, believes that the Exchange will provide Citizens with increased opportunity for profitable expansion of its business, which in turn should benefit American shareholders who become shareholders of Citizens.

         The terms of the Exchange Agreement were the result of arm's length negotiations between representatives of American and Citizens. Among the positive factors considered by the Board of Directors of American in deciding to approve and recommend the Exchange were:

         1. The terms and conditions of the Exchange Agreement, which management of American believes is a fair price for the shares of American;

         2. The financial condition, business assets and liabilities and management of Citizens;

         3. The financial and business prospects of Citizens because it is a larger company than American;

         4. An active market exists in the Citizens Class A Common Stock, something that is substantially lacking for the American Class A Common Stock;

         5. Economies of scale will be achieved by the two companies, particularly given that fewer regulatory filings will be required of the resulting single entity;

         6. American's directors' familiarity with and review of American's and Citizens' business, operations, financial condition, earnings and prospects;

         7. American's directors' belief that the exchange ratio is fair to American shareholders, particularly given the capital needs if United is to expand;

         8. The expectation that the Exchange will generally be a tax-free transaction to American and to the American shareholders (see "Certain Federal Income Tax Consequences");

         9. The growth and liquidity potential to holders of Citizens Class A Common Stock compared to the historical growth and liquidity of the American Class A and Class B Common Stock;

         10. The demographics of American's shareholder base and their expressed concerns regarding estate settlement, and, in that connection, desire for liquidity;

         11. The American Board's review of the business, operations, earnings and financial condition of Citizens on a historical and prospective basis, and the enhanced growth opportunities for growth that the Exchange makes possible;

         12. The current and prospective economic environment and competitive constraints facing small insurance companies, including United;

         13. The American Board's evaluation of the risks to consummation of the Exchange, including the risk associated with obtaining all necessary regulatory approvals;

         14. The increased liquidity that the Exchange would provide to current American shareholders; and

         15. The American Board's review of the possible alternatives to the Exchange, the range of possible values to the American shareholders of such alternatives and the timing and likelihood of actually receiving, and risks and rewards associated with seeking to obtain, those values.

         The American Board did not assign any specific or relative weight to these factors in its consideration. All of the above factors contributed in determining the consideration received.

         The Board of Directors of American considers the Exchange particularly advantageous to American shareholders in that shareholders will receive a security which, in the opinion of the American Board, has the potential to achieve a greater growth and market value and which now has significantly greater market liquidity than the American Class A and Class B Common Stock. The Exchange is also intended to be a nontaxable exchange, thereby giving American shareholders the equity participation in Citizens without initially incurring taxes. See "Certain Federal Income Tax Consequences."

         A conceivable detriment to the shareholders of American of the Exchange is the fact that the percentages for extraordinary growth in company size may be less for Citizens than for American, because it may be considered easier to expand the size of a small company versus a company several times its size. However, based upon Citizens' growth record, American management believes Citizens, under present circumstances, has better growth prospects than American. Management is unable to articulate any other possible detriments of the Exchange to American shareholders.

         The Board of Directors of American made this determination without the assistance of an outside, independent financial adviser, or a so-called "fairness opinion." The Board believes that its members spent a sufficient amount of time assessing the respective conditions of American and Citizens and the terms of the Exchange Agreement, and believes that the Board is in a better position to determine the fairness of the Exchange than is an outside party.

BOARD RECOMMENDATION

         THE AMERICAN BOARD OF DIRECTORS HAS CONCLUDED THAT THE EXCHANGE IS IN THE BEST INTERESTS OF AMERICAN, ITS SHAREHOLDERS AND THE POLICYHOLDERS OF UNITED SECURITY AND RECOMMENDS UNANIMOUSLY THAT AMERICAN SHAREHOLDERS APPROVE THE EXCHANGE AGREEMENT AT THE MEETING.

REGULATORY REQUIREMENTS

         Conditions to consummation of the Exchange are the approval of the Mississippi Commissioner of Insurance and the Colorado Commissioner of Insurance. The parties do not believe the Exchange is subject to any other insurance regulatory approvals. A public hearing by the Mississippi Commissioner of Insurance is scheduled to be held at 9:30 a.m., Central Standard Time, on Wednesday, March 5, 1997 at the offices of the Mississippi Department of Insurance.

         Neither Citizens nor American is aware of any other governmental or regulatory approvals required for consummation of the Exchange.

TERMS OF THE EXCHANGE AGREEMENT

         The discussion below contains a summary of the Exchange Agreement attached hereto as Appendix A, which is incorporated by reference herein. Shareholders of American are urged to read Appendix A in its entirety.

         The Exchange Agreement provides that the Citizens Class A Common Stock will be delivered to the Exchange Agent to be distributed at a closing ("Closing") on a closing date ("Closing Date") which shall be as soon as possible after all regulatory approvals and shareholder approvals are obtained in accordance with the law. In order for the Exchange to be consummated, the Exchange Agreement must be approved by the Mississippi and Colorado Commissioners of Insurance and by holders of American Common Stock. The Exchange will become effective ("Effective Date") on or as soon after the Closing Date as possible. It is presently anticipated that the Effective Date will occur on or before March 31, 1997, but there can be no assurance that the conditions to the Exchange will be satisfied or that the Exchange will be consummated on that date or any other date. The parties agreed to work diligently to consummate the proposed transaction.

RECEIPT OF CITIZENS SHARES

         If the Exchange is approved at the Meeting, American shareholders who do not perfect dissenters' rights will be notified prior to the Closing Date of the approvals and of the anticipated Closing Date. Shareholders will also be furnished with a "Letter of Transmittal" to an exchange agent ("Exchange Agent") that will be identified in the Letter of Transmittal. DO NOT SUBMIT YOUR AMERICAN SHARES AT THIS TIME. IF THE EXCHANGE IS CONSUMMATED YOU WILL BE SENT A LETTER OF TRANSMITTAL AND YOU MAY SUBMIT YOUR AMERICAN SHARES WITH THE LETTER. As soon as administratively feasible after the Effective Time and after receiving a properly completed Letter of Transmittal and the associated certificates from American shareholders involved, the Exchange Agent will distribute the Citizens Class A Common Stock to the American shareholders. Presently, Citizens plans to appoint its current stock transfer agent, American Stock Transfer and Trust Company, New York, New York, as Exchange Agent. The instructions accompanying the Letter of Transmittal will provide details with respect to the surrender of certificates for American shares and the procedure for obtaining certificates for Citizens Class A Common Stock, including instructions for obtaining certificates for Citizens Class A Common Stock for lost or destroyed certificates of American shares.

         The Exchange Agent will not be entitled to vote or exercise any rights of ownership with respect to American shares held by it from time to time prior to the issuance of Citizens Class A Common Stock to former holders of American shares, except that it will receive any such distributions paid or distributed with respect to the American shares for the account of the persons entitled to those American shares. It is not contemplated that any such distributions will be made in respect of the Citizens Class A Common Stock.

         After the Effective Date, there will be no transfers on the stock transfer books of American of American shares which were issued and outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing American shares are properly presented to American, they will be canceled and exchanged for certificates representing Citizens Class A Common Stock in the ratio set forth above.

FRACTIONAL SHARES

         No fractional shares of Citizens Class A Common Stock will be issued as a result of the Exchange Agreement; rather, such shares will evidence the right to receive the cash value of such share based on the average closing price of the Citizens Class A Common Stock as reported on the American Stock Exchange for the five trading days prior to the Effective Date.

ACCOUNTING

         It is anticipated that the Exchange will be accounted for as a purchase in accordance with generally accepted accounting principles.

OTHER CONDITIONS TO CONSUMMATION OF THE EXCHANGE

         In addition to approval of the Exchange by the holders of the American Class A and Class B Common Stock at the Meeting, the obligations of CICA and American to consummate the Exchange are subject to the satisfaction (or waiver by the party entitled to benefit thereof) of a number of conditions, including:

         1.      The performance by each party of its respective obligations;

         2. Approval of the Commissioner of Insurance of Mississippi in accordance with the laws of Mississippi and approval of the Commissioner of Insurance of Colorado in accordance with the laws of Colorado;

         3. The absence of any proceedings instituted or threatened to restrain or prohibit the transactions contemplated by the Exchange Agreement;

         4. The continued accuracy in all material respects of the representations and warranties made by each party in the Exchange Agreement;

         5. The delivery of certain legal opinions and closing certificates;

         6. CICA may, at its option, decline to proceed with the Exchange if dissenters' rights are perfected by the holders of more than 2.5% of the outstanding shares of stock of American; or

         7. Any party to the Exchange Agreement may decline to proceed with the Exchange if the Effective Date does not occur by March 31, 1997.

         Either party may waive any conditions to its obligations to complete the Exchange, except those which are required by law (such as shareholder and regulatory approval).

STOCK EXCHANGE LISTING

         The Citizens Class A Common Stock is listed on the American Stock Exchange ("AMEX"), and the additional shares of Citizens Class A Common Stock issuable upon consummation of the Exchange must first be approved for listing on the AMEX upon official notice of issuance. Citizens is in the process of filing an Additional Listing Application with the AMEX and expects approval of the application in the ordinary course of business.

TERMINATION OR AMENDMENT OF THE EXCHANGE AGREEMENT

         The Exchange Agreement may be amended upon approval of the Board of Directors of each party provided that the number of shares of Citizens Class A Common Stock issuable cannot be amended without approval of the shareholders of American.

         The Exchange Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption by American shareholders) prior to the Effective Date by mutual consent of the Boards of Directors of CICA and American; by any of the parties who are beneficiaries of the conditions precedent to the consummation of the Exchange unless the matter has been satisfied or waived; by any party if any suit, action, or other proceeding is pending or threatened before any court or governmental agency in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated by the Exchange Agreement; by any party if there is discovered any material error, misstatement or omission in the representations and warranties of any other party; by CICA if dissenters' rights are perfected in accordance with Mississippi law for more than 2.5% of the outstanding shares of American; by any party if the Agreement Effective Date does not occur by March 31, 1997; or by any party whose counsel determines that the Exchange will not constitute a reorganization under Internal Revenue Code Section 368(a).

         Any of the terms or conditions of the Exchange Agreement may be waived at any time by the party which is entitled to the benefit thereof by action taken by its Board of Directors.

EXPENSES AND LIABILITY FOR TERMINATION

         Each of the parties to the Exchange Agreement will pay its own fees and expenses incurred in connection with the transaction contemplated by the Exchange Agreement, including costs incurred in connection with the termination of the Exchange Agreement.

CONDUCT OF BUSINESS PENDING THE EXCHANGE; OTHER COVENANTS OF THE PARTIES

         American has agreed that it will not enter into any transactions prior to the Effective Date other than in the ordinary course of business and will pay no shareholder dividends nor increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition. Each party has agreed to provide the other with information as to any significant corporate developments during the term of the Exchange Agreement and to promptly notify the other parties if it discovers that any of its representations, warranties or covenants contained in the Exchange Agreement or any document delivered in connection therewith was not true and correct in all material respects or became untrue or incorrect in any material respect. All of the parties to the Agreement have agreed to take all such actions as may be reasonably necessary and appropriate in order to consummate the transactions contemplated by the Exchange Agreement.

         The Board of Directors of American, subject to its fiduciary obligations to shareholders, has agreed to use its best efforts to obtain the requisite approval of American shareholders for the Exchange Agreement and the transactions contemplated thereby.

STOCK TRANSFER RESTRICTIONS APPLICABLE TO "AFFILIATES" OF AMERICAN

         The Exchange Agreement provides that any American shareholder who is an "affiliate" of American as defined in the rules adopted under the Securities Act of 1933 will enter into an agreement to not dispose of any Citizens shares received by him in violation of certain transfer restrictions under SEC Rules 144 and 145.

INTERESTS OF CERTAIN PERSONS IN THE EXCHANGE

         Prior to the Proposed Exchange, there was no affiliation between Citizens and CICA (including their directors, officers and affiliates) and American and its directors, officers and affiliates.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes all material federal income tax considerations relevant to the exchange of shares of American Class A and Class B Common Stock for Citizens Class A Common Stock pursuant to the Exchange.
This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to CICA, American or American's shareholders as described herein. There can be no assurance that such changes will not occur.

         American shareholders should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular American shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, who are financial institutions, who are subject to the alternative minimum tax provisions of the Code, who are foreign persons, who do not hold their American Class A or Class B Common Stock as capital assets, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of the Exchange under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to or concurrently with, the Exchange (whether or not any such transactions are undertaken in connection with the Exchange), including without limitation any transaction in which shares of American Class A or Class B Common Stock are acquired or shares of Citizens Class A Common Stock are disposed of. ACCORDINGLY, AMERICAN SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE EXCHANGE, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE EXCHANGE.

         The Exchange is intended to constitute a "reorganization" within the meaning of Section 368(a) of the Code (a "Reorganization"). As a
Reorganization, subject to the limitations and qualifications referred to herein, the Exchange will result in the following federal income tax consequences:

         (a) No gain or loss will be recognized by holders of American Class A or Class B Common Stock solely upon their receipt in the Exchange of Citizens Class A Common Stock in exchange therefor (except to the extent of cash received in lieu of a fractional share of Citizens Class A Common Stock).

         (b) The aggregate tax basis of the Citizens Class A Common Stock received by American shareholders in the Exchange (including any fractional share of Citizens Class A Common Stock not actually received) will be the same as the aggregate tax basis of the American Class A or Class B Common Stock surrendered in exchange therefor.

         (c) The holding period of the Citizens Class A Common Stock received by each American shareholder in the Exchange will include the period for which the American Class A or Class B Common Stock surrendered in exchange therefor was considered to be held, provided that the American Common Stock so surrendered is held as a capital asset at the time of the Exchange.

         (d) Cash payments received by holders of American Class A or Class B Common Stock in lieu of a fractional share will be treated as if such fractional share of Citizens Class A Common Stock had been issued in the Exchange and then redeemed by Citizens. An American shareholder receiving such cash will recognize gain or loss, upon such payment, measured by the difference (if any) between the amount of cash received and the basis in such fractional share. Provided the fractional share was held as a capital asset at the time of the redemption, such gain or loss will constitute capital gain or loss, and such gain or loss will be long term capital gain or loss if the holding period for such share (taking into account the holding period of the stock surrendered) was greater than one year. It is possible the distribution of cash may be treated as a dividend taxable as ordinary income if the Internal Revenue Service (the "IRS") determines that the distribution in redemption is essentially equivalent to a dividend.

         (e) Cash received by the American shareholders who properly exercise their dissenters' rights will be treated as having been received in redemption of the shares so cashed out, and may result in taxable gain or loss, measured by the difference (if any) between the amount of cash received and such shareholder's basis in the American Class A or Class B Common Stock. Provided the shares were held as a capital asset at the time of the redemption, such gain or loss will constitute capital gain or loss, and such gain or loss will be long term capital gain or loss if the holding period for such shares was greater than one year. It is possible that for some shareholders, the distribution of cash may be treated as a dividend taxable as ordinary income.

         (f) Neither Citizens, CICA nor American will recognize material amounts of gain solely as a result of the Exchange. After the Exchange, utilization of American net operating losses or built-in losses, if any, will be subject to certain limitations contained in Section 382 of the Code. IRC
Section 383 will similarly limit the utilization of excess credits, net capital losses, and foreign tax credits, if any. In addition, IRC Section 384 will limit the use of preacquisition losses to offset built-in gains, if any.

         American shareholders should also be aware that the IRS may examine transactions taking place before, contemporaneously with, or after a reorganization to determine whether reorganization treatment is appropriate, or in some cases to determine whether shareholders will be taxed on other economic benefits that are included as part of the overall transaction. Thus, any loan transactions between parties, compensation arrangements, noncompete agreements, consulting arrangements and other transactions could be reviewed by the IRS and determined to constitute taxable income to specific parties to the Exchange. Gain could also have to be recognized to the extent that an American shareholder was treated as receiving (directly or indirectly) consideration other than Citizens Class A Common Stock in exchange for the shareholder's Class A or Class B Common Stock of American. Furthermore, if the IRS were to establish as to some American shareholders that part of the Citizens Class A Common Stock received in the Exchange is severable from the Exchange, resulting in a proportionally increased equity interest being received in the Exchange by other American shareholders, the American shareholders whose equity interests were deemed to be constructively increased by the Exchange may be treated as having received a taxable stock dividend. Thus, American shareholders should consult with their tax advisors as to the tax consequences to them of the Exchange.

         Under Section 3406 of the Code, American shareholders may be subject to "backup withholding" at the rate of 31% on "reportable payments", if any, to be received by them if they fail to furnish their correct taxpayer identification numbers to Citizens or for certain other reasons. Citizens will report to these persons and to the IRS for each calendar year the amount of any reportable payments during that year and the amount of tax withheld, if any, with respect to those reportable payments.

         The parties are not requesting and will not request a ruling from the IRS in connection with the Exchange. One of the requirements for nontaxable reorganization treatment is that shareholders of the acquired corporation acquire a substantial and continuing interest in the acquiring corporation, i.e., have "continuity of interest."

         To satisfy the continuity of interest requirement, American shareholders must not, pursuant to a plan or intent existing at or prior to the Exchange, dispose of or transfer so much of either (i) their American Class A or Class B Common Stock in anticipation of the Exchange or (ii) the Citizens Class A Common Stock to be received in the Exchange (collectively, "Planned Dispositions"), such that American shareholders, as a group, would no longer have a significant equity interest in the American business being conducted after the Exchange. American shareholders will generally be regarded as having a significant equity interest as long as the number of shares of Citizens Class A Common Stock received in the Exchange less the number of shares subject to Planned Dispositions (if any) represents, in the aggregate, a substantial portion of the entire consideration received by the American shareholders in the Exchange. No assurance can be made that the "continuity of interest" requirement will be satisfied, and if such requirement is not satisfied, the Exchange would not be treated as a Reorganization.

         Although literal compliance with Code Section 368 is a prerequisite to nonrecognition of gain or loss, such compliance does not guarantee the desired result. Regulation Section 1.368-1 describes the purpose of the reorganization provisions as being to exempt from the general rule of taxation, specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under modified corporate forms.

         A plan of reorganization having no business or corporate purpose will not constitute a qualified reorganization plan. The reasons for the reorganization set forth in "Proposed Exchange--Background of and Reasons for the Exchange" contained in this Proxy-Information Statement provide several corporate business purposes. Based upon the disclosure contained in this Proxy-Information Statement and on other considerations both American and CICA management believe that valid business purposes exist for the transaction.

         Considered in conjunction with the business purpose test is the "continuity of business enterprise" requirement. Regulation Section 1.368-1(d)(2) provides the general rule that continuity of business enterprise requires the acquiring corporation to either (i) continue the acquired corporation's historic business or (ii) use a significant portion of acquired corporation's historic business assets in a business. The application of this general rule to certain transactions will depend on all of the facts and circumstances. The policy underlying the general rule, which is to ensure that reorganizations are limited to adjustments of continuing interests in property under modified corporate form, provides the guidance necessary to make these facts and circumstances determinations.

         The historic business of a holding company generally comprises the business operations of its subsidiary. Revenue Ruling 85-197, 1985-2 C.B. 120, states that the continuity of business enterprise requirement is satisfied when a holding company is merged into its wholly-owned operating subsidiary, because the historic business of the holding company is the business of its operating subsidiary. Revenue Ruling 81-247, 1981-2 C.B. 87 holds that where a significant portion of an acquired corporation's historical business assets received by the acquiring corporation remain with the acquiring corporation, or corporations directly controlled by the acquiring corporation, the continuity of business enterprise rules of Regulation Section 1.368-1(d) will be satisfied. These rulings indicate that the historic business of American is the business operated by its subsidiary United. Although subject to challenge by the IRS, the continuity of business enterprise requirement should be satisfied because after the Exchange, the historic business of American will be continued by United as a second tier subsidiary of Citizens.

         Pursuant to Section 1.368-3(b) of the Regulations, the shareholders of American must file with their income tax returns for the year in which the Exchange is consummated, a statement which provides details pertinent to the nonrecognition of gain or loss on the Exchange, including the cost or other basis of stock transferred in the exchange, and the amount of stock received.

         A successful IRS challenge to the reorganization status of the Exchange (as a result of a failure of the "continuity of interest" requirement or otherwise) would result in American shareholders recognizing taxable gain or loss with respect to each share of Class A or Class B Common Stock of American surrendered equal to the difference between the shareholder's basis in such share and the fair market value, as of the effective time of the Exchange, of the Citizens Class A Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the Citizens Class A Common Stock so received would equal its fair market value, and the shareholder's holding period for such stock would begin the day after the Exchange.

                        INFORMATION CONCERNING CITIZENS

GENERAL DEVELOPMENT OF BUSINESS

         Citizens operates primarily as an insurance holding company. It was incorporated in 1977. Citizens is the parent holding company that directly or indirectly owns 100% of Citizens Insurance Company of America ("CICA"), Computing Technology, Inc. ("CTI"), Insurance Investors, Inc. ("III"), American Liberty Life Insurance Company ("ALLIC"), Funeral Homes of Louisiana ("FHL") and Funeral Homes of America ("FHA"). Additionally, Citizens owns indirectly, 94.5% of First American Investment Corporation ("FAIC"). Collectively, Citizens and its subsidiaries are referred to herein as the "Company." Pertinent information relating to Citizens' subsidiary companies is set forth below:

                              Year                State of                    Business
         Subsidiary       Incorporated           Incorporation                Activity
         ----------       ------------           -------------             ---------------
         CICA                 1968               Colorado                  Life insurance
         CTI                  1986               Colorado                  Data processing
         III                  1965               Texas                     Aircraft transportation
         ALLIC                1978               Louisiana                 Life insurance
         FAIC                 1984               Louisiana                 Holding company
         FHL                  1989               Louisiana                 Funeral home
         FHA                  1993               Louisiana                 Dormant

         On September 14, 1995, Citizens acquired American Liberty Financial Corporation ("ALFC"), a Baton Rouge, Louisiana based life insurance holding company with $26 million in assets, $8 million of stockholders' equity, annual revenues of $9 million and $40 million of insurance in force. In the transaction, ALFC shareholders received 1.10 shares of Citizens Class A Common Stock for each share of ALFC Common Stock owned and 2.926 shares of Citizens Class A Common Stock for each one share of ALFC Preferred Stock owned. Citizens issued approximately 2,340,000 Class A shares in connection with the transaction, which was accounted for as a purchase. Citizens recently began a consolidation process under which ALFC was merged into Citizens in early 1997 and ALLIC will merge into CICA, which transaction is expected to be completed in the first quarter of 1997. ALFC conducted certain non-insurance businesses which is immaterial to Citizens overall structure. Citizens plans to continue to devote substantially all of its resources to the development and operation of its insurance business.

         On March 12, 1996 Citizens acquired Insurance Investors & Holding Co. ("Investors"), a Peoria, Illinois based life insurance holding company with approximately $2.5 million in assets, $1 million of stockholders' equity, approximately $140,000 of annual revenues and $6 million of insurance in force. The Investors agreement provided that Investors' shareholders would receive one share of Citizens Class A Common Stock for each eight shares of Investors Common Stock owned. Additionally, Citizens acquired all shares of Central Investors Life Insurance Company (a 100% owned subsidiary of Investors) not already owned by Investors, based upon an exchange ratio of one share of Citizens Class A Common Stock for each four shares of Central Investors owned. The acquisition of these two companies involved the issuance of approximately 170,000 of Citizens Class A shares and was accounted for as a purchase. The transaction had no effect on 1995 operations.

FINANCIAL INFORMATION REGARDING THE INSURANCE BUSINESS

         Citizens, through CICA and ALLIC, currently operates principally in one business segment, that of selling selected lines of individual life and accident and health ("A&H") insurance policies. Except for certain insignificant operations acquired as a part of ALFC's holdings, Citizens has no present intention to engage in any non-insurance related business. The following tables set forth certain statistical information concerning the operations of the Company for each of the five years ended December 31, 1995. The information is presented in accordance with generally accepted accounting principles.

         TABLE I

         The following table sets forth (i) life insurance in force and (ii) mean life insurance in force.

                         IN FORCE                                           MEAN LIFE
                         BEGINNING               IN FORCE                   INSURANCE
                         OF YEAR                END OF YEAR                 IN FORCE
         YEAR             (a)(b)                  (a)(b)                     (a)(b)
         ----           ----------              -----------                ----------
         1995           $2,144,709                $2,151,955               $2,148,332
         1994            2,030,615                 2,144,709                2,087,662
         1993            1,696,606                 2,030,615                1,863,610
         1992            1,339,964                 1,696,606                1,518,285
         1991            1,006,300                 1,339,964                1,173,132

---------
(a)      In thousands (000s)
(b)      Before ceding reinsurance to reinsurers.

         The increases in insurance in force as shown above reflect the volumes of new business written over the past five years. Approximately $40,243,000 of the 1995 increase relates to the acquisition of ALFC described above. Additionally, the change from 1991 to 1992 reflects the acquisition of First Centennial Corporation ("FCC"), an insurance holding company.

         TABLE II

         The following table sets forth (i) the ratio of lapses and surrenders to mean life insurance in force and (ii) life reinsurance ceded.

                                                                                       REINSURANCE CEDED(b)
                                              RATIO OF                   -----------------------------------------
                                             LAPSES AND
                                             SURRENDERS                       AMOUNT                        REINSURANCE
                  LAPSES AND                 TO MEAN                           OF                             PREMIUM
YEAR             SURRENDERS(a)               IN FORCE                      REINSURANCE(a)                      CEDED
----            -------------              -------------                 ---------------                    -----------
1995              $87,273                      4.1%                          $290,677                        $2,241,111
1994               84,390                      4.0%                           285,104                         2,309,672
1993               98,712                      5.3%                           303,727                         1,939,425
1992               83,305                      5.5%                           238,677                         1,486,531
1991               57,922                      4.9%                           236,757                         1,317,406

-----
(a)  In thousands (000s).
(b) Approximately 95% of the reinsurance is yearly renewable term insurance, with the remainder being coinsurance.

         TABLE III

         The following table sets forth information with respect to total insurance premiums.

               ORDINARY           ANNUITY &                         ACCIDENT
YEAR            LIFE(a)         UNIVERSAL LIFE    GROUP LIFE       AND HEALTH         TOTAL
----          -----------       --------------    ----------       ----------         -----
1995          $45,120,631         $119,335        $  306,256         $698,206      $46,244,428
1994           42,984,741           75,564           541,370          259,250       43,860,925
1993           36,491,961          106,955         1,106,590          284,510       37,990,016
1992           28,415,877            3,067           469,514          316,395       29,204,853
1991           22,210,299            6,991           400,324          350,875       22,968,489

--------
(a)      After deduction for reinsurance ceded.

         Premium income has grown substantially since 1991 due to the volume of new business written each year. However, new sales of life insurance decreased in 1995, therefor, the increase overall during 1995 was less than for previous years. The acquisition of ALFC lessened the decrease in new sales, although only three months of ALFC's premiums are reflected in the above table for 1995 since the acquisition of ALFC occurred on September 14, 1995. In 1992, the FCC acquisition added a small block of Universal Life business to the portfolio. Additionally, during 1992, the Federal Government increased the amount of insurance for veterans under the Servicemen's Group Life Insurance program, causing a one-time increase in group life premiums. The growth in 1995 was the result of a management decision to slow the rate of growth while directing efforts toward increasing capitalization.

         TABLE IV

         The following table sets forth information relating to the ratio of underwriting and other expenses to insurance revenues.

                                                                        COMMISSIONS, UNDERWRITING
                                                                        AND OPERATING EXPENSES,
                                                                       POLICY RESERVE INCREASES,
                               COMMISSIONS, UNDERWRITING                POLICYHOLDER BENEFITS AND
                                AND OPERATING EXPENSES                  DIVIDENDS TO POLICYHOLDERS
                               ------------------------                 --------------------------
                                               RATIO TO                                   RATIO TO
          INSURANCE                           INSURANCE                                  INSURANCE
         PREMIUMS(a)              AMOUNT       PREMIUMS                      AMOUNT       PREMIUMS
         -----------           ------------    --------                    -----------    --------
1995    $46,244,428            $17,369,414       37.6%                      $50,761,275     109.7%
1994     43,860,925             17,461,910       39.8                        48,763,076     111.2
1993     37,990,017             15,918,491       41.9                        43,644,554     114.9
1992     29,204,853             13,546,624       46.4                        35,301,078     120.8
1991     22,968,489             11,187,768       48.7                        27,853,117     121.3

--------
(a)      After premiums ceded to reinsurers.

         The ratios of expenses to premiums has declined each year since 1989. These declines are the result of three factors: 1) underwriting and operating expenses have generally not increased at the same rate as premium income due to the economics of scale in operations; 2) sales commissions as a percentage of total premium income are declining annually as the business enters renewal stages and commissions are paid at a lower rate than first year; and 3) the amount of new insurance writings annually represents a smaller percentage of total premium income.

         TABLE V

         The following table sets forth changes in new business produced between participating and nonparticipating policies.

                                              PARTICIPATING                  NONPARTICIPATING
                                         -----------------------        -------------------------
                     TOTAL NEW
                    BUSINESS (a)         AMOUNT(a)       PERCENT        AMOUNT(a)         PERCENT
                    ------------         ---------       -------        ---------         -------
         1995         $296,811            $271,108         91.3%         $25,703             8.7%
         1994          380,281             352,535         92.7           27,739             7.3
         1993          376,460             345,882         91.9           30,578             8.1
         1992          315,142             278,694         88.4           36,448            11.6
         1991          274,066             240,212         87.6           33,854            12.4

-------
(a)      In thousands (000s).

         The percentage of the new business produced that is participating has increased steadily due to the fact that the Ultra Expansion products are all participating and represent the majority of new business. The decline in new business during 1995 was caused in part by disruptions in the international market. See "Management's Discussion and Analysis."

         TABLE VI

         The following table sets forth changes in new business issued according to policy types.

                                WHOLE LIFE
                              AND ENDOWMENT                          TERM                       UNIVERSAL LIFE
                         -----------------------          -----------------------         ---------------------------
          TOTAL NEW
         BUSINESS(a)    AMOUNT(a)        PERCENT           AMOUNT(a)      PERCENT         AMOUNT(a)           PERCENT
         -----------    ---------        -------           ----------     -------         ---------           -------
1995      $296,811       $270,963          91.3%            $25,848          8.7%            $   0                 -
1994       380,281        352,357          92.7              27,924          7.3                 0                 -
1993       376,460        345,516          91.9              30,777          8.1                 0                 -
1992       315,142        279,941          88.8              34,243         10.9               958               0.3%
1991       274,066        239,932          87.6              34,134         12.4                 0                 -

------
(a)      In thousands (000s).

         This table illustrates that virtually all of the new business written is whole life. The 1995 results reflect a decrease in new business during the year.

         TABLE VII

         The following table sets forth deferred policy acquisition costs capitalized and amortized compared to new business issued.

                                                       DEFERRED POLICY
                                                      ACQUISITION COSTS
                                   TOTAL NEW     ---------------------------
                                   BUSINESS
                                    ISSUED       CAPITALIZED       AMORTIZED
                                -------------    -----------       ---------
               1995             $296,811,000      $10,579,704      $8,511,876
               1994              380,281,000       13,128,049       7,203,593
               1993              376,460,000       13,472,064       6,455,401
               1992              315,142,000       10,670,569       4,412,007
               1991              274,066,000        8,136,789       2,789,659

         Capitalized policy acquisition costs increased steadily until 1994, such increases reflecting the growing amount of new business issued. In 1994, the rate of capitalization was affected by an adjustment due to the lower interest environment. The amortization of these costs has grown as the aggregate deferred acquisition cost asset has increased. For 1995, the decrease in the capitalized amount reflects the reduction in the amount of new business produced and lower commission expenses incurred as a result thereof.

         TABLE VIII

         The following table sets forth investment results.

                                                                                            RATIO OF NET
                                                                                         INVESTMENT INCOME
                MEAN AMOUNT OF                      NET INVESTMENT                         TO MEAN AMOUNT
             INVESTED ASSETS(a)                       INCOME(b)                        OF INVESTED ASSETS(a)
             ------------------              --------------------------                ---------------------
   1995           $111,926,695                       $7,026,909                                  6.3%
   1994             90,419,823                        5,295,784                                  5.9
   1993             82,598,407                        4,771,079                                  5.8
   1992             66,704,026                        3,929,495                                  5.9
   1991             50,920,030                        4,117,165                                  8.1

--------
(a) The years 1992 forward includes assets acquired from FCC on July 31, 1992. The year 1995 includes assets acquired from ALFC on September 14, 1995.
(b) Does not include realized and unrealized gains and losses on investments.

         The rate of return on invested assets declined in 1992 primarily due to the sale of higher yielding bonds to realize capital gains. Since these gains were not a component of investment income, and the proceeds were reinvested at lower prevailing interest rates, the 1993 ratio of net to mean was lower. Available returns continued to be less in 1994 than in earlier periods of time; however, in mid to late 1994, yields began to increase and a slight growth in the return on invested assets was achieved. This growth continued throughout most of 1995.

NARRATIVE DESCRIPTION OF BUSINESS

         BUSINESS OF CITIZENS. Citizens' principal business is ownership of CICA and ALFC and their affiliates. Additionally, it provides management services to these companies under a management services agreement. Citizens has approximately 75 full and part-time employees.

         BUSINESS OF CICA. Historically, CICA's revenues have been derived from insurance premiums and revenues from investments. CICA is a Colorado-domiciled life insurance company marketing primarily ordinary whole-life products on an international basis through marketing companies. During the fiscal year ended December 31, 1995, 99.2% of CICA's premium income was attributable to life, endowment and term insurance; 0.2% to individual annuities; and 0.6% to accident and health insurance. Of the life policies in force at December 31, 1995, 13.2% were nonparticipating and 86.8% were participating.

         The Ultra Expansion products are a series of participating whole life policies targeted for international markets. All of the Ultra products are participating with dividends ranging from 2% of the premium in the first year to 123% in the 20th year. A unique feature of the Ultra plans is that the dividends are payable immediately upon payment of the annual premium. In late 1990, an immediate endowment was added to the product line. This endowment is paid annually in an amount determined by the insured at the time the policy is sold. In December 1992, CICA added a flexible amount deposit rider as a new feature to the ultra products. All of these products carry surrender charges for the first 14 years and continuing benefit limitations to exclude certain causes of death that are not anticipated in standard mortality ratings. There are no other material policies or products offered by CICA.

         The CICA underwriting policy requires a medical examination of applicants for ordinary insurance in excess of certain prescribed limits.
These limits are graduated according to the age of the applicant and the amount of insurance. Generally, the maximum amount of ordinary life insurance issued domestically without a medical examination is $200,000 for ages 0 through 35; $100,000 for ages 36 through 45; $50,000 for ages 46 through 50; $15,000 for ages 51 through 55; and $10,000 for ages 56 and over. Medical examinations are required for most all non-U.S. applicants for life insurance, except children.

         Regarding life policies, CICA's maximum coverage on any one life is not limited by company policy. However, CICA reinsures the amount of coverage which is in excess of its retention policy. See "Business of CICA - Reinsurance." CICA does not accept substandard risks above Table VI (policyholders who cannot qualify for standard ordinary insurance because of past medical history) in exchange for which CICA would charge higher premiums.

         CICA has $22.4 million of insurance in force on individuals that are classified as substandard risks, the majority of such business having been acquired in the purchase of other companies. Management believes the exposure to loss as a result of insuring these individuals is minimal, since the premiums are increased to cover the nature of the risk, additional reserves are established, and the amount of insurance represents less than 1.1% of the total insurance in force.

         GEOGRAPHICAL DISTRIBUTION OF BUSINESS. For the year ended December 31, 1995, insurance policies held by residents of the State of Texas accounted for 2.7% of CICA's total premium income from direct business, and policies held by residents of Colorado represented 2.1% of premium income from direct business for the same period. All other states of the United States totaled 3.1% of the premium income from direct business with no single state, except as set forth above, accounting for as much as 1% of premium income. Business on foreign residents accounted for the remaining 91.8%. For the years ended December 31, 1994 and 1993, residents of the State of Texas accounted for 3.0% and 3.9%, respectively of CICA's total premium income. Residents of Colorado provided 2.1% and 2.6%, respectively, during the same period. No other states in the U.S. amounted to 1% of total premium income during the periods. Business on foreign citizens represented 91.8% of 1994 and 92.5% of 1993 premium income.

         The participating whole life policies accepted by CICA on high net worth residents of foreign countries have an average face amount of approximately $60,000 and are marketed primarily to the top 5% of the population in terms of household income.

         CICA accepts applications for international insurance policies marketed by several independent international marketing firms with whom CICA has nonexclusive marketing contracts. These firms market life insurance products to citizens of foreign countries, with a present emphasis in Latin America and South America. Such life products are specially designed by CICA to be compatible with marketing methods and commission requirements.

         The international marketing firms have many years' experience marketing life insurance products for CICA. The contract with the marketing firms provides that they have the responsibility for recruiting and training sales consultants. The marketing firms are responsible for all of their overhead costs and bear the expense of sales incentives. These marketing firms are guarantors for any advances against future commissions made by CICA to sales consultants. In consideration for the services rendered, the marketing firms receive an override commission on all new policies sold by them or their sales consultants. See "Business of CICA - Commissions." The marketing contracts may be terminated for various causes, at any time by mutual consent of the parties or upon 30 days' notice by either party. These marketing firms provide recruitment, training and supervision of their managers and sales consultants in the sale of dollar-denominated life insurance products; however, all managers and sales consultants contract directly with CICA and receive their commissions from CICA. Accordingly, should the marketing arrangement between any firm and CICA be canceled for any reason, CICA believes it could continue suitable marketing arrangements with the individuals of the marketing firms without appreciable loss of present and future sales. There is, however, always a risk that sales could decrease.

         At present, CICA is dependent on the non-U.S. markets for virtually all of its new business. This subjects CICA to potential risks with regard to the continued ability to write such business should adverse events occur in the countries from which CICA receives applications. These potential risks include lapses of policies if funds that flow out of such countries were to become restricted and the improbable necessity that incorporating an insurance subsidiary in such countries would become required. Based on more than 30 years' experience in the marketplace in which CICA competes, management believes such risks are not material. CICA maintains no assets outside the U.S. and requires all premiums to be paid in the U.S. with U.S. dollars via drafts drawn on banks in the U.S.; therefore, it could lose no funds from currency devaluation or foreign appropriation. Further, management does not believe that the flow of funds will be restricted in the future, because almost all of the insureds are in the upper percentiles of incomes in their country. Management believes that such insureds are actively involved in business leadership roles in their communities and would be opposed to funds flow restriction. Many of the inherent risks in foreign countries, such as political instability, hyper-inflation and economic disruptions tend to improve rather than hurt CICA's business because it encourages individuals to convert assets out of local currencies to the more stable U.S. dollar. Additionally, management has made a concerted effort to expand the number of foreign countries from which it accepts business in an effort to reduce the impact on CICA of political or economic problems in any one country or region.

         MARKETING OPERATIONS. CICA holds licenses to do business in 11 states and accepts applications from numerous foreign countries. CICA's operations are conducted on the independent contractor basis, with a sales force at December 31, 1995 of 1,308 individuals and December 31, 1994 of 1,328 individuals.

         COMMISSIONS. CICA's marketing managers are independent contractors, responsible for their respective expenses, that are compensated on a percentage of premium basis. The maximum amount of commission expense which may be incurred by CICA on an individual life insurance policy is 110% of the first year premium, 10% of the premium for each of the next nine years and 2% of the premium for the eleventh and subsequent years as a continuing service fee. Percentage amounts paid to sales consultants on individual term, annuity and accident and health insurance are substantially less than the levels paid for individual ordinary life insurance. The marketing managers receive overriding first year and renewal commissions on business written by sales consultants under their supervision and all marketing expenses except sales conventions related thereto are included in the above percentages.

         RESERVES. CICA establishes actuarial reserves as liabilities to meet obligations on all outstanding policies. Reserves and deferred acquisition costs are prepared in conformity with the American Academy of Actuaries Committee on Financial Reporting Principles. In determining such reserves CICA used the 1955 to 1960, 1965 to 1970, and 1975 to 1980 Select and Ultimate Mortality Tables with interest rates at 4% or in a range graded from 9% to 5% with recent issues reserved at 7% graded to 6 1/2%. Withdrawal assumptions are based primarily on actual historical experience. Statutory reserves are used for paid-up life business. Claims reserves include an amount equal to the expected benefit to be paid on reported claims in addition to an estimate of claims that are incurred but not reported, based on actual historical experience. CICA receives an independent actuarial certification of its reserves prepared in accordance with both Generally Accepted Accounting Principles and Statutory Accounting Principles. The certifications have noted no deficiencies for the years presented herein.

         REINSURANCE. CICA assumes and cedes insurance with other insurers, reinsurers and members of various reinsurance pools. Reinsurance arrangements are utilized to provide greater diversification of risk and minimize exposure on larger risks.

                 INSURANCE CEDED. CICA generally retains $75,000 of risk on any one person. As of December 31, 1995, the aggregate amount of life insurance ceded amounted to $289,675,000 or 13.7% of total direct and assumed life insurance in force. CICA is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations reinsured.

                 CICA has in effect automatic reinsurance agreements that provide for cessions of ordinary insurance from CICA. Additionally, CICA has reinsurance treaties in force with several reinsurers of life and accident and health insurance. These treaties provide for both automatic and facultative reinsurance of standard and substandard risks ceded to them by CICA for life, accident and health and supplemental benefits above CICA's retention limit on a yearly renewable term, coinsurance or modified coinsurance basis.

                 A treaty with Employers Reassurance ("ERC") has historically been the primary vehicle utilized by CICA for its international business. The treaty is structured in such a way as to allow CICA to "self administer" the cessions on a reduced cost basis. Prior to July 1, 1993, 100% of the risk up to $300,000 in excess of CICA's retention was ceded to ERC. On July 1, 1993, the treaty was amended and a like agreement was executed with Businessmen's Assurance ("BMA"). During 1995, a third carrier was added as a principal reinsurer, Riunione Adriatica di Sicurta, of Italy ("RAS").

                 The ERC and BMA agreements provide that on risks reinsured in specified countries on and after July 1, 1993, 70% of each risk in excess of CICA's retention will be ceded to ERC and 30% to BMA. The RAS agreement provides that on risks reinsured in specified countries on or after January 1, 1995, 100% of the risk in excess of CICA's retention will be ceded to RAS.
CICA pays the premium to ERC, BMA and RAS on an annual basis and is responsible for the production of the reporting monthly and annually to ERC, BMA and RAS to allow proper accounting for the treaties.

                 The cessions are on a yearly renewable term basis and are automatic up to $300,000 for ERC and RAS and $425,000 for BMA at which point the reinsurance is subject to a facultative review by the reinsurers. At December 31, 1995, CICA had ceded $210,891,000 in face amount of insurance to ERC, $27,040,000 to BMA and $16,906,000 to RAS under these agreements.

                 RAS is an unauthorized reinsurer in the state of Colorado; however RAS has agreed to comply with all Colorado statutes regarding such companies. Under these statutes, RAS will provide a letter of credit, issued by a U.S. bank meeting the Colorado requirements, equal to any liabilities it incurs under this agreement.

                 Citizens closely monitors the solvency of its reinsurers to minimize the risk of loss in the event of a failure by one of the parties. ERC, BMA and RAS, the primary reinsurers of CICA, are large, well capitalized entities which have no current or prior history of financial difficulty.

                 INSURANCE ASSUMED. At December 31, 1995, CICA had in force reinsurance assumed as follows:

                                                              TYPE OF               AMOUNT
                                                              BUSINESS            IN FORCE AT
         NAME OF COMPANY                       LOCATION       ASSUMED             END OF YEAR
         ---------------                       --------     ------------          -----------
         Prudential Insurance                   Newark,        Ordinary
         Company (Prudential)                 New Jersey      Group Life         $285,001,000

                 The reinsurance agreement with Prudential provides for CICA to assume a portion of the insurance under a group insurance policy issued by Prudential to the Administrator of Veterans' Affairs, in accordance with the Servicemen's Group Life Insurance provisions of Sub-Chapter III of Chapter 19, of Title 38, United States Code. CICA's portion of the total insurance under the policy is allocated to CICA in accordance with the criteria established by the Administrator.

                 CICA has also entered into a Serviceman's Group Life Insurance Conversion Pool Agreement with Prudential, under the above described agreement, whereby CICA assumed a portion of the risk of Prudential under the group policy due to excess mortality under the conversion pool agreement resulting from issuing conversion policies as prescribed for membership in the conversion pool.

         INVESTMENTS. State insurance statutes prescribe the quality and percentage of the various types of investments which may be made by insurance companies and generally permit investment in qualified state, municipal, federal and foreign government obligations, high quality corporate bonds, preferred and common stock, real estate and mortgage loans by certain specified percentages. The Company's invested assets at December 31, 1995 were distributed as follows: fixed maturities - 78.9%, equity securities - none, mortgage loans - 1.7%, policy loans - 16.6%, government insured student loans
- 0.3%, short-term investments - 2.2% and other long-term investments - 0.3% (see Note 2 of the "Notes to Consolidated Financial Statements"). Citizens did not foreclose on any mortgage loans in 1995. All mortgage loans are supported by independently appraised real estate. The investment policy of Citizens with regard to mortgage loans is consistent with the provisions of the Colorado Insurance Code.

         At December 31, 1995, 97.2% of Citizens investments in fixed maturities were comprised of U.S. Treasury Securities and obligations of U.S. government corporations and agencies, including U.S. government guaranteed mortgage-backed securities. Of these mortgage-backed securities, all were guaranteed by U.S. government agencies or corporations that are backed by the full faith and credit of the U.S. government or that bear the implied full faith and credit of the U.S. government.

         REGULATION. CICA is subject to regulation and supervision by the insurance department of each state or other jurisdiction in which it is licensed to do business. These departments have broad administrative powers relating to the granting and revocation of licenses to transact business, the licensing of marketing persons, the approval of policy forms, the advertising and solicitation of insurance, the form and content of mandatory financial statements, the reserve requirements, and the type of investments which may be made. CICA is required to file detailed annual reports with each such insurance department, and its books and records are subject to examination at any time. In accordance with state laws and the rules and practices of the National Association of Insurance Commissioners, CICA is examined periodically by examiners of its domiciliary state and by representatives (on an "association" or "zone" basis) of the other states in which it is licensed to do business. CICA's most recent examination which was completed during 1992, was for the six years ended December 31, 1991, and was conducted by a public accounting firm representing the Colorado Division of Insurance. CICA has been notified by the Colorado Division of Insurance to expect an examination in the near future. Citizens is audited annually by an independent public accounting firm. See also "Management's Discussion and Analysis of Results of Operations."

         Various states, including Colorado, have enacted "Insurance Holding Company" legislation which requires the registration and periodic reporting by insurance companies which control, or are controlled by, other corporations or persons. Under most of such legislation, control is presumed to exist with the ownership of 10% or more of an insurance company's voting securities. Citizens is subject to such regulation and has registered under such statutes as a member of an "insurance holding company system." The legislation typically requires periodic disclosure concerning the transactions between the registered insurer, the ultimate controlling party, and all affiliates and subsidiaries of the ultimate controlling party, and in many instances requires prior approval of intercorporate transfers of assets (including in some instances payment of dividends by the insurance subsidiary) within the holding company system.

         Since Citizens does not physically conduct business in countries outside the U.S. but rather accepts applications from overseas marketers, it is not subject to regulation in countries where most of its insureds are residents. The prospect of such regulation is viewed as remote by management of Citizens because obtaining insurance through application by mail outside of one's country is a common practice in many foreign countries, particularly those where CICA's insureds reside.

         COMPETITION. The life insurance business is highly competitive, and CICA competes with a large number of stock and mutual insurance companies.
CICA believes that its premium rates and its policies are generally competitive with those of other life insurance companies, many of which are larger than CICA, selling similar types of insurance.

         CICA's marketing plan stresses the sale of dollar-denominated life insurance products to high net worth individuals residing in foreign countries, with present emphasis in Latin America and South America. Approximately 92% of CICA's total first year and renewal premium income during 1995 came from that market, and a similar percentage of new insurance production during 1994 and 1993 was derived from that source. See "Business of CICA - Geographical Distribution of Business". Management believes that CICA is a significant competitor in this market and attributes its success in penetrating that market to the expertise of management, the uniqueness of its life insurance products and competitiveness of its pricing methods.

         CICA faces competition from several other American life insurance companies that also sell U.S. dollar denominated policies to non-U.S. citizens, with no one company being dominant in the market. Some companies may be deemed to have a competitive advantage due to histories of successful operations and large agency forces. Management believes that its experience, combined with the special features of the Ultra Expansion policies allows CICA to compete effectively in maintaining and pursuing new business.

         Management believes that CICA competes indirectly with non-U.S. companies in its business, particularly with respect to Latin American and South American companies. CICA, as a U.S. domestic insurer paying claims in U.S. dollars in the U.S., has a different clientele and product than foreign-domiciled companies. CICA's product is usually acquired by persons in the top 5% of income of their respective countries. The policies sold by foreign companies are sold broadly and are priced based on the mortality of the entire populace of the respective geographic region. Because of the predominance of lower incomes in most of these countries, the mortality experience tends to be very high on the average, causing mortality charges which are considered unreasonable based on the life mortality experience of the upper 5% of income of the population.

         Additionally, the assets that back up the policies issued by foreign companies are invested in the respective countries, and thus, are exposed to the inflationary risks and economic crises that historically have impacted many foreign countries. Another reason that CICA experiences an advantage is that many of its policyholders desire to transfer capital out of their countries due to the perceived financial strength and security of the United States by foreigners. Also, management realizes that CICA competes indirectly with other U.S. and European insurers in countries where CICA's insureds reside. CICA's experience has been that its market niche is in attracting insureds who want the safety and security of a U.S. domestic insurer. Management of Citizens considers it to be difficult and speculative to estimate the potential of the foreign market for U.S. insurers. However, based upon the volume of new premium generated by CICA that originates from several countries in Latin America and South America, management believes that CICA receives a substantial share of such business. However, CICA does not have market share data to confirm management's belief.

         In CICA's limited block of accident and health insurance, (0.6% of total premium income), it is in competition with many casualty and life insurance companies as well as with voluntary and government-sponsored plans for meeting hospitalization and medical expenses such as Blue Cross/Blue Shield, "Medicare" and "Medicaid." Future expansion of such programs or the establishment of additional government health programs could adversely affect the future of accident and health insurance on CICA's books, most of which has been acquired in the acquisition of other companies.

         FEDERAL INCOME TAXATION. CICA is a "small company" as that term is defined in the Internal Revenue Code (the "Code"), section 806. As such, CICA qualifies for a special small company deduction (presently equal to 60% of "tentative life insurance company taxable income") which serves to decrease significantly the amount of tax which might otherwise have to be paid.

         The Omnibus Reconciliation Act of 1993 (the "1993 Act") was signed into law on August 10, 1993. Among its provisions was an increase in corporate tax rates to 35% on taxable income between $10,000,000 and $15,000,000 and to 38% on taxable income between $15,000,000 and $18,300,000. This legislation had no material impact on the financial position of Citizens.

         The Revenue Reconciliation Act of 1990 revised the method in which insurance companies claim deductions for policy acquisition costs. Previously, insurance companies were allowed to deduct actual policy acquisition costs as they were incurred. Beginning in 1990, policy acquisition costs are determined as a percentage of annual net premiums and are then deductible on a straight-line basis over a ten-year period rather than treated as an immediate deduction. This change in treatment for acquisition costs has had a significant impact on CICA's taxable income due to the relatively large amounts of such deferrals caused by the increases in new business. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations". CICA presently qualifies for a small company exception which allows it to deduct the costs over a shorter five-year period.

         CICA files a consolidated Federal income tax return with Citizens and its subsidiaries. At December 31, 1995, CICA had net operating loss carryforwards of $497,526 available to offset taxable income in future years and $400,242 in net operating loss carryforwards available to offset future alternative minimum taxable income.

         BUSINESS OF CTI. CTI is a wholly-owned subsidiary of CICA and engages in the business of providing data processing services and acquisition and leasing of furniture and equipment for its parent as data processing services and software to other companies. Pursuant to an Information Systems Management and Services Contract dated October 1, 1991, CTI provides data processing services to CICA for a fixed fee of $60,000 per month. In October, 1992, this fee was lowered to $53,000. As of and for the year ended December 31, 1995, CTI's total assets were $875,000 and revenues were $675,000. All intercompany fees and expenses have been eliminated in the consolidated financial statements.

         BUSINESS OF III. For much of the past decade, III has been dormant. In August, 1993, Citizens sold the stock of III to CICA for its book value. CICA subsequently contributed debit balances receivable of approximately $169,000 to III. III collected such receivables and, as additional consideration, received an airplane which it operates for Citizens and CICA. During 1994, CICA made an additional capital contribution of $200,000 to III. Also, during 1994, III acquired a different airplane for use in providing aviation transportation and services to Citizens and the airplane previously owned by III was sold. As of and for the year ended December 31, 1995, III's total assets were $841,000 and revenues were $173,000. All intercompany fees and expenses have been eliminated in the consolidated financial statements.

         BUSINESS OF ALFC. ALFC is a wholly-owned subsidiary of Citizens. Currently dormant, ALFC served as the parent holding company for the ALFC group prior to the acquisition by Citizens as described above. ALFC's total assets, which consist primarily of investments in its subsidiaries' stock, were $8,215,000 and revenues were $320,000. All intercompany fees and expenses have been eliminated in the consolidated financial statements.

         BUSINESS OF ALLIC. Historically, ALLIC's revenues have been derived from insurance premiums and revenues from investments. ALLIC is a Louisiana-domiciled life insurance company marketing primarily ordinary, whole-life products and accident and health, specified disease, hospital indemnity and accidental death policies. During the fiscal year ended December 31, 1995, 48.1% of ALLIC's premium income was attributable to life, endowment and term insurance; 4.0% to individual annuities; and 47.9% to accident and health insurance. Of the life policies in force at December 31, 1995, 80.9% were nonparticipating and 19.1% were participating. The products offered by ALLIC are focused on niche markets. The primary niches currently targeted include the sale of "pre-need" burial policies and daily hospital indemnity policies for specified illness. On life policies, ALLIC's maximum coverage on any one life is not limited by company policy. However, ALLIC reinsures the amount of coverage which is in excess of the its retention policy.

                 GEOGRAPHICAL DISTRIBUTION OF ALLIC BUSINESS. For the year ended December 31, 1995, insurance policies held by residents of the State of Oklahoma accounted for 48.5% of ALLIC's total premium income from direct business. Policies held by residents of Mississippi represented 15.1%, Louisiana-12.4%, Georgia-9.9%, Texas- 8.1%, and Florida 2.2% of premium income from direct business for the same period. All other states of the United States totaled 1.8% of the premium income from direct business with no single state, except as set forth above, accounting for as much as 2% of premium income. For the year ended December 31, 1994, residents of Oklahoma accounted for 41.6% of total premium income from direct business. Policies held by residents of Mississippi represented 14.5%, Louisiana-12.9%, Georgia-11.7%, Texas-7.9%, and Florida-2.1% of premium income for the same period. No other states in the U.S. amounted to 2% of total premium income during the period.

                 The life policies written by ALLIC have an average face amount of approximately $4,000. The low face amount is typical for pre-need and burial business. At December 31, 1995, ALLIC had approximately 10,000 such policies in force.

                 ALLIC MARKETING OPERATIONS. ALLIC holds licenses to do business in 20 states. ALLIC's operations are conducted through independent contractors on a basis similar to a general agency approach, with a marketing force at December 31, 1995 of 340 representatives.

                 ALLIC COMMISSIONS. ALLIC's marketing representatives are independent contractors, responsible for their respective marketing-related expenses, and they are compensated on a percentage of premium basis. The maximum amount of commission expense which may be incurred by ALLIC on an individual life insurance policy is 105% of the first year premium, and 15% of the second through tenth year premium. For accident and health insurance, the maximum commission is 100% of premium in the first year and 18% thereafter. Marketing managers receive overriding first year and renewal commissions on business written by individuals under their supervision.

                 ALLIC RESERVES. ALLIC records actuarial reserves established to meet obligations on outstanding policies as liabilities. Reserves and deferred acquisition costs are prepared in conformity with the American Academy of Actuaries Committee on Financial Reporting Principles. In determining such reserves ALLIC used the 1965 to 1970 Select and Ultimate Mortality Tables with interest rates at 7% level for life Purchase GAAP reserves. Statutory reserves are used for paid-up life business. Withdrawal assumptions are based primarily on actual historical termination rates. Accident and Health Purchase GAAP reserves are determined using various percentages of published 1974 Cancer Tables with Linton C termination rates and 1984 NAIC Cancer Tables with Linton CC termination rates and interest at 7% level. Historic GAAP reserves for pre-need life insurance were calculated using a graded death benefit and 100% of the 1965 to 1970 Ultimate Table, 7% interest, with terminations on single premium business assumed to be 2% per year and Linton A rates on all other plans. Claims reserves include an amount equal to the expected benefit to be paid on reported claims in addition to an estimate of claims that are incurred but not reported, based on actual historical experience. ALLIC receives an independent actuarial certification of its reserves prepared in accordance with both Generally Accepted Accounting Principles and Statutory Accounting Principles. The certifications have noted no deficiencies for the years presented herein.

                 ALLIC REINSURANCE. ALLIC cedes insurance with other insurers, reinsurers and members of various reinsurance pools. Reinsurance arrangements are utilized to provide greater diversification of risk and minimize exposure on larger risks.

                 ALLIC generally retains $30,000 of risk on any one person for life insurance and retains 10% of each accidental benefit risk on accident and health insurance policies. As of December 31, 1995, the aggregate amount of life insurance ceded amounted to $1,002,000 or 2.5% of total direct and assumed life insurance in force. ALLIC is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.


                 As of December 31, 1995, ALLIC had in effect one automatic reinsurance agreement that provide for cessions of ordinary insurance from ALLIC in excess of its retention of $30,000 with a minimum cession of $2,000. On accident and health insurance, there is an additional agreement which provides for automatic cession of 90% of accidental death risks.

                 A treaty with Businessmen's Assurance (BMA) is the primary vehicle utilized by ALLIC for its life reinsurance and Life Reassurance for its accidental death risks. ALLIC closely monitors the solvency of its reinsurers to minimize the risk of loss in the event of a failure by one of the parties. BMA and Life Re, the primary reinsurers of ALLIC, are large, well capitalized entities which have no current or prior history of financial difficulty.

                 At December 31, 1995, ALLIC had in force no reinsurance assumed.

                 ALLIC INVESTMENTS. State insurance statutes prescribe the quality and percentage of the various types of investments which may be made by insurance companies and generally permit investment in qualified state, municipal, federal and foreign government obligations, high quality corporate bonds, preferred and common stock, real estate and mortgage loans by certain specified percentages. ALLIC's invested assets at December 31, 1995 were distributed as follows: fixed maturities - 95.2%, equity securities - none, mortgage loans - none, policy loans - 1.3%, government insured student loans - none, short-term investments - 3.5% and other long-term investments - none.

                 At December 31, 1995, 20.2% of ALLIC investments in fixed maturities were comprised of U.S. Treasury Securities and obligations of U.S. government corporations and agencies, including U.S. government guaranteed mortgage backed securities. Of these mortgage-backed securities, all were guaranteed by U.S. government agencies or corporations that are backed by the full faith and credit of the U.S. government or that bear the implied full faith and credit of the U.S. government. Of the remaining bonds, 77.5% are corporate securities and 2.3% are issued by States or Territories of the U.S. and Canada. Less than 1.5% of ALLIC's bonds are less than investment grade.

                 ALLIC REGULATION. ALLIC is subject to regulation and supervision by the insurance department of each state or other jurisdiction in which it is licensed to do business.

                 These insurance departments have broad administrative powers relating to the granting and revocation of licenses to transact business, the licensing of salesmen, the approval of policy forms, the advertising and solicitation of insurance, the form and content of mandatory financial statements, the reserve requirements, and the type of investments which may be made. ALLIC is required to file detailed annual reports with each such insurance department, and its books and records are subject to examination at any time. In accordance with state laws and the rules and practices of the National Association of Insurance Commissioners, ALLIC is examined periodically by examiners of its domiciliary state and by representatives (on an "association" or "zone" basis) of the other states in which it is licensed to do business. ALLIC's most recent examination which was completed during 1995, was for the three years ended December 31, 1994, and was conducted by the Louisiana Division of Insurance.

                 Various states, including Louisiana, have enacted "Insurance Holding Company" legislation which requires the registration and periodic reporting by insurance companies which control, or are controlled by, other corporations or persons. Under most of such legislation, control is presumed to exist with the ownership of 10% or more of an insurance company's voting securities. Citizens is subject to such regulation and has registered under such statutes as a member of an "insurance holding company system." The statutes typically requires periodic disclosure concerning the transactions between the registered insurer, the ultimate controlling party, and all affiliates and subsidiaries of the ultimate controlling party, and in many instances requires prior approval of intercorporate transfers of assets (including in some instances payment of dividends by the insurance subsidiary) within the holding company system.

                 ALLIC COMPETITION. The life insurance business is highly competitive and ALLIC competes with a large number of stock and mutual insurance companies. ALLIC believes that its premium rates and its policies are generally competitive with those of other life insurance companies, many of which are larger than ALLIC, selling similar types of insurance.

                 ALLIC's marketing plan stresses the sale of pre-need or burial policies as its primary life insurance product. Approximately 52% of ALLIC's total first year and renewal premium income during 1995 came from that market and a similar percentage of new insurance production during 1994 was derived from that source. See "Business of ALLIC - Geographical Distribution of Business."

                 ALLIC faces competition from several other life insurance companies that also sell pre-need and burial policies, with no one company being dominant in the market. Some companies may be deemed to have a competitive advantage due to histories of successful operations and large agency forces. Management believes that its experience, combined with the special features of the pre-need program allows ALLIC to compete effectively in maintaining and pursuing new business.

                 The second aspect of ALLIC's marketing program involves the sale of hospital indemnity policies for specified illnesses. This block of business accounted for approximately 48% of total first year and renewal premium in 1995. ALLIC is in competition with many life insurance companies as well as with voluntary and government-sponsored plans for meeting hospitalization and medical expenses such as Blue Cross/Blue Shield, "Medicare" and "Medicaid." Future expansion of such programs or the establishment of additional government health programs could adversely affect the future of accident and health insurance on ALLIC's books; however, ALLIC believes that it will remain a competitor in this field due to the uniqueness of its products.

                 FEDERAL INCOME TAXATION OF ALLIC. ALLIC is a "small company" as that term is defined in the Internal Revenue Code (the "Code"), section 806. As such, ALLIC qualified for a special small company deduction (presently equal to 60% of "tentative life insurance company taxable income") which serves to decrease significantly the amount of tax which might otherwise have to be paid.

                 The Omnibus Reconciliation Act of 1993 (the "1993 Act") was signed into law on August 10, 1993. Among its provisions was an increase to corporate tax rates to 35% on taxable income between $10,000,000 and $15,000,000 and to 38% on taxable income between $15,000,000 and $18,300,000.
This legislation had no material impact on the financial position of ALLIC.

                 The Revenue Reconciliation Act of 1990 revised the method in which insurance companies claim deductions for policy acquisition costs. Previously, insurance companies were allowed to deduct actual policy acquisition costs as they were incurred. Beginning in 1990, policy acquisition costs are determined as a percentage of annual net premiums and are then deductible on a straight-line basis over a ten-year period rather than treated as an immediate deduction. This change in treatment for acquisition costs has had a significant impact on ALLIC's taxable income due to the relatively large amounts of such deferrals caused by the increases in new business. ALLIC presently qualifies for a small company exception which allows it to deduct the costs over a shorter five-year period.

                 ALLIC filed a consolidated Federal income tax return with ALFC and its subsidiaries prior to the acquisition by Citizens.

         BUSINESS OF ALSC. ALSC was incorporated on July 1, 1981 for the purpose of recruiting and training a sales staff to market specific qualifying securities. This NASD registered broker/dealer is a wholly-owned subsidiary of ALFC and has been relatively inactive since 1983. For the year ended December 31, 1995, ALSC had total assets of $26,100 and total revenues of $1,000. ALSC was liquidated in December 1996.

         BUSINESS OF FAIC. FAIC was formed in November 1984 for the purpose of organizing and financing proposed funeral home companies (FHL and FHA) and a proposed Louisiana life insurance company. FAIC offered stock to residents of the State of Louisiana during 1993 and 1994, raising approximately $1,200,000 in gross proceeds. FHL was capitalized with approximately $530,000 of the offering proceeds and FHA was capitalized with approximately $500,000. The offering was terminated in 1995. FAIC's activities are limited to ownership of FHL and FHA, comprising its total assets of $1.1 million at December 31, 1995 with total revenues of $32,000. Citizens filed a Registration Statement on Form S-4 in November 1996 for the purpose of acquiring the remaining 5.5% of FAIC which it does not own. Management expects to issue approximately 133,000 shares of Citizens Class A Common Stock in the transaction.

         BUSINESS OF IIH. IIH is the holding company that is the parent of Central. It has been dormant for several years.

         BUSINESS OF CENTRAL. Central is an Illinois domiciled life insurer. It has been inactive for the past several years, but has yearly premium revenue of approximately $60,000. It is licensed to do business in four states.

DESCRIPTION OF PROPERTIES

         CICA owns its principal office in Austin, Texas, consisting of an 80,000 square foot office building. Approximately 27,000 square feet is occupied by CICA and its affiliates with the remainder of the building being leased. The occupancy rate of the property is approximately 99%.

         CICA also owns 1.10 acres of land with a 13,000 square foot office building which previously served as its executive offices. The property has a book value of $158,000. A triple-net lease was executed by an unaffiliated third party during 1995 on the building for a term of three years, with a purchase option at a price of $850,000 during the period.

         During 1995, CICA acquired a 7,500 square foot office property in Wheat Ridge, Colorado for $116,000. This property, which has previously been appraised for $475,000, was vacant as of December 31, 1995 pending completion of minor interior renovations. Management had planned to use this building in conjunction with CICA's operations; however, after further consideration has deemed it appropriate to dispose of the property.

         Additionally, CICA owns two parcels of commercial property acquired in 1991. During 1996 one of the properties, which had a book value of $134,700, was sold for $200,000. The remaining property, with a book value of $107,234, was sold for $185,000.

         Through the acquisition of ALFC described above, ALLIC also owns a 6,324 square foot funeral home in Baker, Louisiana with a total cost of $473,000. Management plans to continue to operate the funeral home.

LEGAL PROCEEDINGS

         Citizens and its subsidiaries from time to time may be parties to various legal proceedings incidental to their business. Management does not expect the ultimate resolution of these legal proceedings to have a material adverse impact on the financial condition of Citizens.

SELECTED FINANCIAL DATA

         The tables below set forth, in summary form, selected financial data of Citizens. This data, which is not covered in the report of the independent auditors, should be read in conjunction with the consolidated financial statements and notes which are included elsewhere herein (amounts in thousands except per share amounts).

                                 CITIZENS, INC.
                    (in thousands, except per share amounts)

                      NINE MONTHS
                         ENDED
                     SEPT. 30, 1996                                              1993            1992              1991
                      (UNAUDITED)              1995             1994    (AS RESTATED)    (AS RESTATED)    (AS RESTATED)
                       -----------         --------         --------      -----------      -----------      -----------
NET OPERATING
  REVENUES             $    46,156       $   53,271       $   49,157       $    2,761       $   33,134        $  27,086
NET INCOME             $     1,312       $    2,750       $    4,175       $    5,526       $    3,907        $   4,720
NET INCOME
   PER SHARE           $      0.07       $      .16       $      .25       $      .34       $      .24        $     .31
TOTAL ASSETS           $   214,192       $  205,486       $  149,798       $  134,105       $  116,230        $  76,482
TOTAL LIABILITIES      $   147,432       $  140,773       $  114,742       $  106,090       $   93,442        $  63,282
TOTAL SHAREHOLDERS'
  EQUITY               $    66,670       $   64,713       $   35,056       $   28,015       $   22,787        $  13,083
BOOK VALUE PER
  SHARE                $      3.31       $     3.24       $     1.99       $     1.68       $     1.37        $     .83

         Citizens adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes" in 1993 and applied the provisions of Statement 109 retroactively to January 1, 1991. The above table reflects the restatement for adoption of Statement 109 as of and for the years ended December 31, 1991 and 1992.

         In 1993, Citizens extended for 36 months the exercise date of stock options held by a consultant relating to 100,000 shares of Citizens Class A Stock. As a result, Citizens recognized compensation expense of $425,000 in 1993, which represents the amount the market value at the date of extension exceeded the option price. The 1993 financial statements were restated to reflect the compensation expense described above.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - DECEMBER 31, 1995

         The discussion below should be read in conjunction with the consolidated financial statements of Citizens elsewhere herein. Also, the discussion contains certain forward looking statements of Citizens' management. Readers are encouraged to read "Risk Factors" herein, in conjunction with the discussion below for disclosure of various reasons why forward looking statements may not ultimately prove to be correct.

         On December 9, 1994, Citizens announced that it had signed definitive written agreements for the acquisition of (i) American Liberty Financial Corporation ("ALFC"), a Baton Rouge, Louisiana-based life insurance holding company with $26 million in assets, $8 million of stockholders' equity, revenues of $9 million and $40 million of life insurance in force and (ii) Insurance Investors & Holding Co., a Peoria, Illinois based life insurance holding company with $2.5 million in assets and $1 million of stockholders' equity.

         The ALFC acquisition was completed on September 14, 1995 with ALFC shareholders receiving 1.10 shares of Citizens Class A Common Stock for each share of ALFC Common Stock owned and 2.926 shares of Citizens Class A Common Stock for each share of ALFC Preferred Stock owned. Citizens issued approximately 2.3 million Class A shares in connection with the transaction, which was accounted for as a purchase.

         The Insurance Investors agreement provided that, following the acquisition by Citizens, Investors' shareholders will receive one share of Citizens Class A Common Stock for each eight shares of Investors Common Stock owned. Additionally, Citizens will acquire all shares of Central Investors Life Insurance Company, a 95% owned subsidiary of Insurance Investors & Holding, based upon an exchange ratio of one share of Citizens Class A Common Stock for each four shares of Central Investors owned. The transaction was completed on March 12, 1996 following approval by shareholders of Investors and Central and involves issuance of approximately 171,000 of Citizens Class A shares. The transaction will be accounted for as a purchase.

         RESULTS OF OPERATIONS. Net income for the year ended December 31, 1995 was $2,750,212 or $.16 per share compared to $4,174,558 or $.25 per share in 1994 and $5,526,393 or $.34 per share in 1993. Decreased writing of new life insurance premiums contributed to the lower earnings in 1995, coupled with increased operating expenses incurred to acquire and convert ALFC. The smaller amount of capital gains on the fixed maturity portfolio in 1994 compared to prior years was the primary reason for the reduction in net income compared to 1993. Realized losses in 1994 were $9,356, compared to gains of $2,120,837 in 1993.

         Total revenues for the year ended December 31, 1995 were $53,271,337 compared to $49,156,709 in 1994, an increase of 8.4%. The smaller increase in revenues during 1995 resulted primarily from a reduction in new premium sales, whose decline offset the increase in investment income during the year. Management expects to see revenues increase substantially in 1996 when ALFC is included for the full year. In 1995, the revenues of ALFC are included only from the purchase date of September 14, 1995, and as such, only $2.8 million of ALFC's total revenues of $9 million are included in the results. The 1994 revenues were 15% greater than 1993 when total revenues were $42,761,095. The predominant reason for the increase in revenues through 1994 is the growth in premium income, which increased by 49.9% over the three-year period ended December 31, 1994.

         Premium income reached $46,125,093 in 1995, a 5.3% increase over the previous year when premium income totaled $43,785,361. The 1994 amount represented a 15.6% increase over 1993 when amounted to $37,883,061. The increase through 1994 is attributable to the success of the Ultra Expansion products that were introduced to the market in late 1987. Sales of the products were relatively insignificant until mid-1988 at which time the sales force obtained a thorough understanding of the features of the products and how to market them. New business began to increase almost immediately after the second calendar quarter of 1988 and grew each year from the $4 million produced in 1988, reaching $11.3 million in 1993 and in 1994 exceeded $11.8 million. During 1995, production dipped to $9.5 million. In 1994 and 1995, management did not emphasize new business production due to its desire to increase capitalization before further expanding its premium writing. Additionally, during 1995, Citizens saw significant disruption in the Argentine economy, lowering sales from that region which had been a major contributor to overall sales in recent years. Management believes the disruption has passed in that market and expects to see improved production from that area in 1996. Additionally, only a small portion of the premium revenues of ALFC are included in the 1995 results as described above. Management expects ALFC to continue to make significant contributions to premium income in future years. However, as Citizens grows and the size of its premium base expands, it will be more difficult to achieve the dramatic increases in premium levels seen in earlier years when Citizens was smaller. During 1995, insurance in force, measured in face amount, exceeded $2.15 billion.

         Persistency is the lifeblood of any writer of ordinary life insurance. Citizens has been fortunate throughout its history to have better than average persistency on its business. However, as in any business, there are periods where such persistency may lag. The disruption in the economy of Argentina experienced recently created such a situation for Citizens. This situation was addressed in the text. For the first time in recent history, persistency on business sold in the last five years dropped.
As a result, management has made a renewed effort to communicate to clients and marketing representatives about the value of their policies and the long term benefits of maintaining such in force.

         Net investment income increased 32.7% during 1995 to $7,026,909 from $5,295,784 in 1994. In 1993, such income was $4,771,079. The 1995 results reflect actions taken during late 1994 and early 1995 to extend the duration of Citizens' portfolio slightly to take advantage of higher yields. Overall, the duration was increased to approximately 6 years from 4 to 5 years. Additionally, the acquisition of ALFC, which increased invested assets by approximately $17 million, contributed, along with internal growth. ALFC represented $550,000 of 1995's investment income; however, this amount represented only slightly more than three months of investment income on ALFC's asset base. Management expects ALFC to contribute approximately $2 million to investment income in 1996. The increase in 1994 reflects the growth in the invested asset base, which grew by 9.5%. The 1993 results were impacted by actions taken by management during the first and fourth quarters of that year to take advantage of volatility in the bond market. During those quarters management made substantial sales of bonds to realize gains of approximately $800,000 which are included in other income. The proceeds were temporarily invested in short-term Treasury Bills until the volatility subsided at which time the funds were reinvested in longer term instruments. Management estimates that the reduction in investment income during the period the funds were invested in such short-term instruments to be approximately $400,000; however, management believes the transactions to be beneficial in that the net effect was to increase net income for 1993 by approximately $800,000. The low yields available in the bond market during Citizens' growth period have made it difficult to increase the return on invested assets without exposing the portfolio to undue risk; however, management believes that as yields rise (which occurred during 1994 and early 1995) Citizens is positioned to take advantage of the investment opportunities that will present themselves and, thus, enhance future returns. Management hired the investment advisory firm of Asset Allocation and Management, Inc. of Chicago ("AAM"), Illinois in late 1995 to manage Citizens' fixed maturity portfolio. It is the belief of management that an overall increase in returns can be achieved by implementing the plans of AAM to provide more diversity in the portfolio without significantly increasing risk.

         Future policy benefit reserves increased $11,033,763 in 1995, compared to $11,910,751 in 1994 and $10,160,523 in 1993. The decreased production in 1995, coupled with lower reserves as a result of a lower capitalization rate on policy acquisition costs, along with higher surrender activity in the international market as a result of the disruption described above, were the reasons for the lower reserve increase in 1995. Increasing premium income and favorable persistency in relation to premiums are the primary reasons for the increases in 1993 and 1994. Increases in surrender activity on the block of Universal Life business acquired in the First Centennial Corporation acquisition in 1992 slowed the level of increase, particularly in 1994. These surrenders, which were expected by management, were increased by the relatively low interest rates paid on these plans during 1994 compared to the rates that were in effect several years ago when the plans were sold. Additionally, in the early years of a policy, the net reserves (benefit reserve less deferred acquisition costs) are small due to the large capitalized costs in the first and second policy years. As the policy matures, the reserve increases. Also, approximately 18% of new premium is passed through to the policyowner in the form of endowments (dividends) and therefore not reserved. Citizens' reserves are certified annually by an independent actuary. Such certification noted no deficiencies for the years presented.

         Overall policyholder dividends remained relatively stable in 1995 amounting to $2,422,168 from $2,381,581 in 1994 and $2,418,456 in 1993. In late 1993, management reduced the dividends paid on various domestic plans to reflect the lower levels of return that were available in the bond market. As a result, the dividends paid in 1994 were less than those paid in 1993 and 1995 was only slightly larger than

1994. Virtually all CICA's policies that have been sold since 1989 are participating. Participating policies represent a large majority (87%) of business in force and 91.3% of new policy issuances in 1995. As a result, management expects continued growth in this item; however, dividends are factored into the policies' premiums and thus management does not believe continued increases in dividend expense will impair or dilute future profitability.

         Claims and surrenders increased 15.9% in 1995, reaching $19,282,954 from $16,635,259 in 1994. In 1993, such expenses were $14,166,018. The 1995 and 1994 increases result primarily from growth in surrenders and endowments.

         Death benefits increased to $2,923,339 in 1995, compared to $2,533,569 in 1994. In 1993, such benefits were $3,115,247. A large portion of the 1995 increase ($290,945) is attributable to the acquisition of ALFC in September. The remaining increase in 1995 is due to the growth in the in force business. During 1994, the claims incurred on the Servicemen's Group Life Insurance program ("Segli") returned to levels seen prior to 1993, declining by approximately $500,000. Additionally, during 1994 claims on the in force business remained static with those incurred in 1993, despite the increasing block of business in force. The 1993 results were impacted by an approximately $500,000 increase in claims assumed under the Segli program which were incurred as a result of an increase in the amount of insurance provided to participants in the program and the increased level of participation obtained due to its growth in recent years. An increase in premium income received from the program offset such increase. Citizens' has continued to adhere to its strict underwriting policy which requires complete medical examinations on all applicants who are foreign residents, except children, regardless of age or face amount of the policy applied for. For 1996 and future years, management expects to initiate a change to more selective medical examinations in conjunction with dry spot blood tests and extensive medical questions on the application in order to lower the cost of new business without sacrificing necessary information for the underwriter. Additionally, X-rays and electrocardiograms are required depending on age and face amount of the policy. On all policies of $150,000 or more, inspection reports are required which detail the background resources and lifestyle of the applicant. Citizens has developed numerous contacts throughout Latin America with which its underwriters can validate information contained in the application, medical or inspection report.

         Endowment expense grew from $4,475,462 in 1994 to $4,631,261 in 1995, a 3.4% increase. Beginning in late 1990, Citizens introduced a new series of plans called "Ultra Expansion Plus" which carried an immediate endowment benefit of an amount elected by the policyowner. This endowment is factored into the premium of the policy and is paid annually. Management does not expect this benefit to adversely impact profitability since it is factored into the cost of the policy.

         Policy surrenders were $10,611,335 in 1995, compared to $8,637,306 in 1994 and $5,761,190 in 1993. The increase in surrenders is, in the opinion of management, due to acquisitions and the growing block of business in force, as well as representative of the economic problems seen in Argentina during 1995.

         During 1995, commissions declined to $10,273,173. Commissions increased 3.1% in 1994 to $12,382,372 from $12,011,822 in 1993. The majority of such amounts paid relates to first year commissions which were $7,292,264, $9,925,028 and $10,423,648, respectively, in 1995, 1994, and 1993. The decline in first year commissions during 1995 relates to the slowdown in new sales discussed earlier.

         Underwriting, acquisition and insurance expenses increased to $7,102,401 in 1995 from $5,079,538 in 1994 and $4,331,669 in 1993. The 1995 expense increase reflects the growth experienced in recent years, particularly in the marketing area of Citizens. As a result of a change in late 1993 in the management of marketing efforts, Citizens absorbs a greater portion of the expense in exchange for paying lower first year commissions. The growth in expense in 1994 is primarily related to the increased home office marketing costs. Additionally, a portion of the 1993 increase relates to a one-time charge of $425,000 related to an extension of exercise periods for options to purchase 100,000 shares of Citizens Class A Common Stock. The charge represents the difference between the exercise price and the fair market value of the shares as of the extension date.

         Capitalized deferred policy acquisition costs were $10,579,704 in 1995, compared to $13,128,049 in 1994 and $13,472,064 in 1993. The decline in amounts in 1995 reflects the lower level of new sales experienced during the year, as well as the lower interest rate environment. The decrease from 1993 to 1994 relates to the adjustment of capitalization for 1994 issued policies to reflect the lower interest rates available to be earned on the investment portfolio compared to earlier years. Amortization of these costs was $8,511,876, $7,203,593 and $6,455,401, respectively in 1995, 1994, and 1993.

         Realized losses on investments were $109,096 in 1995 and $9,356 in 1994, compared to gains of $2,120,837 in 1993. The majority ($63,000) of the 1995 loss relates to the disposal of a parcel of real estate acquired in the acquisition of First Centennial Corporation and foreclosed on several years ago. Management made several moves during 1993 to take advantage of the price volatility in the bond market to achieve gains.

         LIQUIDITY AND CAPITAL RESOURCES. Stockholders' equity increased substantially in 1995 to $64,712,990 from $35,055,373 in 1994. The acquisition of ALFC was the primary reason for the growth in equity during 1995 amounting to $27 million of the increase.

         On October 27, 1994, Citizens completed the offering of 916,375 shares of its Class A Common Stock under an exemption from registration under the Securities Act of 1933. The offering was made under Regulation S, which permits shares offered outside of the United States to non-United Stated persons pursuant to its guidelines may be resold in the United States by persons who are not an issuer, underwriter or dealer following a certain period after the close of the offering period. The offering price was $7.00 per share. The closing market price of the Class A common shares on the date of the offering commencement was $7.75 per share (as reported by the American Stock Exchange). The Company sold 916,375 shares, generating gross proceeds of more than $6.4 million, and net proceeds of approximately $5.4 million. Management was pleased with the amount of capital generated through the offering; however, it believes that the offering period was too short in light of the manner in which business is typically transacted overseas. Because of the success of the offering in the limited time period, a second offering was initiated in May 1995. As of December 31, 1995, approximately 95,500 shares had been purchased through the second Regulation S offering, resulting in a net increase to capital of $638,980.

         Citizens has experienced significant cash flows from operations in recent years. This operating cash has allowed Citizens to enhance return on invested assets without liquidating its bond portfolio to fund operations. During 1995, investments in bonds exceeded sales and maturities by more than $7.5 million. In 1994, this amount was $25 million. The sale of stock via recent offerings, has provided additional liquidity and investable funds; however, these amounts comprised a relatively small portion of the overall cash flow. The increasing size of Citizens and its invested asset base have increased the interest income considerably over the past eight years, thus providing more than adequate cash flow. Any acquisitions made by Citizens for shares of its stock merely provide additional sources of future cash flows.

         Invested assets grew to $130,024,739 in 1995 from $93,828,650 at December 31, 1994, an increase of 38.6%. The acquisition of ALFC contributed approximately $17 million to the increase. The balance of the growth is attributable to the internal growth achieved by Citizens. At December 31, 1995, fixed maturities have been categorized into two classifications: Fixed maturities held to maturity, which are valued at amortized cost, and fixed maturities available for sale which are valued at market. Citizens does not have a plan to make material dispositions of fixed maturities during 1996; however, because of continued uncertainty regarding long-term interest rates, management cannot rule out sales during 1996. Fixed maturities held to maturity, amounting to $5,636,785 consist primarily of U.S. Treasury securities. Management has the intent and believes Citizens has the ability to hold the securities to maturity.

         Because all new business written is ordinary whole life, Citizens does not need to engage in formal asset/liability matching that is necessary for companies writing universal life, interest sensitive or annuity business. Management recognizes that the average life of its life policies is ten to twelve years. As such, the investment portfolio considers the length of the liability. This factor is weighed with the additional factors of what duration achieves the maximum return with the minimum market risk. Currently, the duration of Citizens's investment portfolio is five to six years. If the duration of the portfolio is longer than seven years, management believes Citizens could be exposed to unnecessary market volatility for a minimal incremental return. Additionally, Citizens' actuaries monitor the cash flow of the portfolio to insure adequate cash flow is available to meet obligations.

         Citizens' mortgage loan portfolio, which constitutes 2.8% of invested assets at December 31, 1995, has historically been composed of small residential loans in Texas. At December 31, 1995, one mortgage loan was in default with a principal balance of approximately $92,000. During 1995, the loan to an affiliate described below was foreclosed. At December 31, 1994, two mortgage loans were in default; one to an affiliate of Citizens, Continental Investors Life Insurance Company, in the amount of $112,794, and another in the principal amount of $30,665. Management believes that in the event of foreclosure there is more than adequate collateralization on both loans to avoid exposure to loss. Management has established a reserve of $145,080 (approximately 7.5% of the mortgage portfolio's balance) to cover potential unforeseen losses in the mortgage portfolio.

         Policy loans comprise 14.5% of invested assets at December 31, 1995 compared to 16.2% at December 31, 1994. These loans, which are secured by the underlying policy values, have yields ranging from 5% to 10% percent and maturities that are related to the maturity or termination of the applicable policies. Management believes that Citizens maintains more than adequate liquidity despite the uncertain maturities of these loans.

         Cash balances of Citizens in its primary depository, Texas Commerce Bank Austin, Texas, were significantly in excess of Federal Deposit Insurance Corporation ("FDIC") coverage at December 31, 1995. Management monitors the solvency of all financial institutions in which it has funds to minimize the exposure for loss. At December 31, 1995, management does not believe Citizens is at risk for such a loss. During 1996, Citizens intends to utilize short-term Treasury Bills and highly-rated commercial paper as cash management tools to minimize excess cash balances and enhance return.

         In February 1992, Citizens paid cash for an 80,000 square foot office building in Austin, Texas to serve as its primary office. This building will, in the opinion of management, provide adequate space for Citizens' operations for many years. Renovation and remodeling of the property began in the third quarter of 1992 and Citizens relocated to the building in September 1993. Citizens occupies approximately 27,000 square feet of space in the building. Citizens' former office property, consisting of approximately 13,000 square feet in Austin, with a carrying value of $158,000 was leased to a third party on a triple-net basis for three years during 1995. The lease provides that the party can purchase the building during the first 18 months of the lease for $850,000 cash, with no lease payments applying to the purchase price.

         CICA owned 1,955,457 shares of Citizens Class A Common Stock at December 31, 1995 (2,075,685 shares at December 31, 1994). For statutory accounting purposes, CICA received written approval from the Colorado Insurance Department to carry its investment in Citizens at 50% of the fair market value limited to 8% of admitted assets ($8,976,000), which differs from prescribed statutory accounting practices. Statutory accounting practices prescribed by Colorado require that CICA carry its investment at market value reduced by the percentage ownership of Citizens by CICA, limited to 2% of admitted assets. As of December 31, 1995, that permitted transaction increased statutory surplus by $4,077,000 over what it would have been had prescribed accounting practice been followed. In the Citizens' consolidated financial statements, this stock is shown as treasury stock. During 1995, Citizens re-acquired 115,943 of these shares and retired them.

         CICA had outstanding at December 31, 1995, a $533,000 surplus debenture payable to Citizens. For statutory accounting purposes, this debenture is a component of surplus, while for GAAP it is eliminated in consolidation. Citizens has recognized a liability for its related obligation to a bank in a like amount.

         The NAIC has established minimum capital requirements in the form of Risk-Based Capital ("RBC"). Risk-based capital factors the type of business written by a company, the quality of its assets, and various other factors into account to develop a minimum level of capital called "authorized control level risk-based capital" and compares this level to an adjusted statutory capital that includes capital and surplus as reported under Statutory Accounting Principles, plus certain investment reserves. Should the ratio of adjusted statutory capital to control level risk-based capital fall below 200%, a series of actions by insurance regulators begins. At December 31, 1995 and 1994, CICA's ratios were 700.6% and 560.6%, respectively, well above minimum levels. ALLIC's ratios were 939.6% and 1,000.8%, respectively, also well above minimum levels.

         The Deficit Reduction Act of 1984 added Section 807 to the Internal Revenue Code ("IRC") which mandated the use of a new method for computing tax reserves. In general, Section 807 provides that tax reserves can never exceed the amount taken into account in computing statutory reserves. The applicable reserve is the higher of the net surrender value of the contract or the reserve determined by means of a formula. The term "net surrender value" means the cash value of the policy reduced by any penalty or charge imposed upon surrender.

         The formula approach used in computing the reserve consists of the following:

         (1) The tax reserve method applicable to the contract - generally the Commissioners' Reserve Valuation Method ("CRVM") for life insurance contracts, the Commissioners' Annuities Reserve Valuation Method ("CARVM") for annuity contracts, and the two-year full preliminary term method for non-cancelable accident and health contracts;

         (2) The greater of the applicable federal interest rate or the prevailing state assumed interest rate which is the highest assumed interest rate permitted by 26 states for computing reserves of a life insurance or an annuity contract at the time the contract is issued; and

         (3) The most recent commissioner's standard table permitted under the insurance laws of 26 states at the time the contract is issued.

         Generally, under prior law, a life insurance company's deduction for increases in its reserves was based upon reserves required for state law purposes which were computed using lower conservative interest rate assumptions. The 1984 Act's required use of higher interest rates results in substantially lower tax reserves and lower increases in reserves, and thereby higher levels of taxable income and tax.

         The Budget Reconciliation Act of 1990 added IRC Section 848 which requires insurance companies, beginning in 1990, to capitalize and amortize policy acquisition expenses. For statutory accounting purposes, these acquisition expenses are deducted in the year incurred.

         The enactment of the two provisions above has had a severe impact upon the effective tax rate paid by CICA, resulting in effective tax rates exceeding 100% in each of the last three years. The impact of such high effective tax rates is that CICA is forced to pay federal income taxes out of surplus, rather than income, thereby limiting the statutory surplus available for use in writing new business. Although these provisions have little effect on Citizens' overall results on a GAAP basis as a result of the recognition of deferred taxes, they do have a considerable impact on the results under Statutory Accounting Principles which do not recognize such items. For 1995, CICA incurred tax expense on a Statutory basis at an effective tax rate of 74% (eliminating intercompany capital gains). For the year ended December 31, 1994, taxes were incurred at an effective rate of approximately 289% of income before tax. For 1993, the incurred rate was 131%. In the event that CICA was unable to attract additional capital, as it did in 1994, its ability to write new business would be severely limited due to the ongoing drain on Statutory surplus. Management believes Citizens has adequate levels of capital on hand with the additional capital infused during 1994 and 1995 to continue to expand Citizens' writing of new business.

         FINANCIAL ACCOUNTING STANDARDS. In December 1992, the FASB issued Statement 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement 113"). Statement 113 eliminated the net reporting of reinsurance amounts in the balance sheet previously required by Statement 60 "Accounting by Insurance Enterprises." Statement 113 also provides accounting guidance for ceding enterprises as well as disclosure requirements and guidance on assessing transfer of risk in reinsurance
contracts.   Furthermore, it precludes immediate recognition of gains related to reinsurance contracts unless the ceding enterprise's liability to its policyholders is extinguished. Citizens adopted Statement 113 in the first quarter of 1993. There was no impact on the consolidated financial statements due to implementation of the risk transfer provisions.

         In May 1993, the FASB issued Statement 114 "Accounting by Creditors for Impairment of a Loan" ("Statement 114"). Statement 114 requires impaired loans to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. Statement 114 is effective for years beginning after December 15, 1994 Implementation did not have a material impact on Citizens' financial statements.

         Also in 1993, the FASB issued Statement 115 "Accounting for Certain Investments in Debt and Equity Securities" ("Statement 115"). Statement 115 requires the classification of debt and equity securities as held to maturity, trading or available for sale based on established criteria. Trading securities are bought and held principally for the purpose of resale in the near term. Citizens had no investment securities classified as trading at January 1, 1994, December 31, 1994 or December 31, 1995. Held-to-maturity securities are those in which Citizens has the ability and intent to hold the security until maturity. All other securities not included in trading or held-to-maturity are classified as available-for-sale.

         Trading and available-for-sale securities are recorded at fair value. Held-to-maturity securities are recorded at amortized cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized holding gains and losses on trading securities are included in earnings. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a separate component of stockholders' equity until realized. Transfers of securities between categories are recorded at fair value at the date of transfer. Unrealized holding gains and losses are recognized in earnings for transfers into trading securities. Unrealized holding gains or losses associated with transfers of securities from held-to-maturity to available-for-sale are recorded as a separate component of stockholders' equity. The unrealized holding gains or losses included in the separate component of equity for securities transferred from available-for-sale to held-to-maturity are maintained and amortized into earnings over the remaining life of the security as an adjustment to yield in a manner consistent with the amortization or accretion of premium or discount on the associated security. A decline in the market value of any available-for-sale or held-to-maturity security below cost that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the
security.   Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. Dividend and interest income are recognized when earned. Realized gains and losses for securities classified as available-for-sale and held-to-maturity are included in earnings and are derived using the specific identification method for determining the cost of securities sold. Citizens adopted Statement 115 at January 1, 1994. The impact on the consolidated stockholders' equity due to the implementation was $690,388 relating to the unrealized gains on the available-for-sale portfolio, net of deferred tax.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS - SEPTEMBER 30, 1996

         NINE-MONTHS ENDED SEPTEMBER 30, 1996 AND 1995. Net income for the nine-months ended September 30, 1996 was $1,311,998 or $.07 per share, compared to $2,191,922 or $.12 per share for the same period in 1995. Revenues increased to $46,156,223, an increase of 24.2% over the first nine months of 1995 when revenues were $37,155,615. The primary reasons for the lower earnings in 1996 were increases in operating expenses as a result of recent acquisition of ALFC as well as increases in claims and surrenders

         Premium income for the first nine months of 1996 was $39,301,429 compared to $32,166,889 for the same period in 1995. This 22.2% increase is the result of the acquisition of ALFC as well as the volume of new business written by Citizens over the past eight years. Recent downturns in the economies of several Latin American countries where Citizens had generated a large amount of new production, principally in Argentina, have slowed the rate of growth in those countries. However, production has begun to appear from the Pacific Rim countries and management believes that production for the year will exceed levels produced in 1995, but be below that seen in 1994. Several new products were introduced into the international market during the second quarter of 1996 which management believes will continue to give Citizens an advantage over its competition; however, when such products have been introduced in the past, there has typically been a three to six month period before significant volumes of business are written. Management does not believe the slowing down of new business from some of the Latin markets is long term in nature, but rather a cyclical occurrence that will run its course in the near term. Submitted annualized premium in September and October reflected significant increases over the prior year. Additionally, management has taken steps to increase the volume of new business produced by ALFC's marketing representatives. Management is of the opinion that it will be sometime during the fourth quarter of 1996 before these steps, which include increased recruiting of new representatives, will have an effect on Citizens' production.

         Net investment income increased 34.4% in the first nine months of 1996 compared to the same period in 1995. Net investment income for the nine months ended September 30, 1996 was $6,582,091 compared to $4,898,497 in 1995. This increase reflects the earnings on the growth in Citizens' asset base that is occurring, as well as the higher yields that have been available in the bond market during the past year. Management is working with a new investment management firm to further improve yields on Citizens' bond portfolio while maintaining the overall credit quality.

         Future policy benefit reserves increased by $6,549,858 in 1996, compared to $7,355,554 in 1995. Increased lapsation of business in the international market influenced by the economic conditions described above affected the increase in 1996.

         Claims and surrenders expense increased to $19,283,265 at September 30, 1996 from $13,791,382 for the same period in 1995. Death claims increased to $3,312,101 in 1996 from $2,252,068 in 1995. The addition of ALFC, which contributed $1,077,234 to death claim expense and was not included in the 1995 results, caused the increase over the prior years. Claims on accident and health insurance increased substantially during 1996 to $1,294,922 from $50,213. This increase is the result of the ALFC acquisition. ALFC markets an individual accident and health indemnity policy which comprises approximately 50% of its premium income. Surrender expense increased to $10,291,360 from $7,571,262. Management constantly monitors this activity to insure that Citizens' persistency is holding at levels equal to or above assumptions. Thus far, Citizens' persistency has exceeded the assumed levels. The surrender activity in 1996 has been influenced by two factors-the downturn in the economy of several Latin countries and the acquisition of ALFC. Coupons and endowments increased to $3,698,624 in 1996 from $3,332,423 in 1995. The endowment benefits are factored into the premium much like dividends and therefore, management believes that the increase does not pose a threat to future profitability. Management expects to see further increases in this category in the future. The remaining components of claims and expenses, consisting of supplemental contracts and payments of dividends and endowments previously earned and held at interest, amounted to $686,258 in 1996, compared to $585,416 in 1995.

         Commission expense increased to $8,630,952 from $7,558,495 in 1995. This increase relates to the larger block of premium income. Deferred policy acquisition costs capitalized in 1996 were $7,526,271 compared to $7,919,024 in 1995. The decrease is related to the decreases in new business production. Amortization of these costs was $7,525,764 for the first nine months of 1996 compared to $5,982,918 for 1995. The increase in amortization relates to the larger block of capitalized costs being written off as well as the increased surrender activity.

         Underwriting, acquisition and insurance expenses increased 44.4% for the first nine months of 1996 compared to the same period in 1995, reaching $6,374,934 from $4,413,629. The increase is primarily attributable to the absorption of ALFC and the conversion of its books and records to the systems utilized by Citizens as well as costs associated with expanding Citizens' management group. Management believes that reductions will begin to be achieved in the fourth quarter of 1996 as ALFC's overhead is pared. Management is contemplating the merger of ALFC into CICA as a means to further achieve reductions in overhead. The consolidation is expected to occur in early 1997.

         THREE-MONTHS ENDED SEPTEMBER 30, 1996 AND 1995. Net income for the three-months ended September 30, 1996 was $645,535, or $.03 per share compared to $901,266, or $.05 per share for the same period in 1995. Revenues increased to $16,976,294, an increase of 26.5% over the same three months of 1995 when revenues were $13,420,798. The primary reasons for the lower quarterly earnings were increases in operating expenses and claim and surrender activity.

         Premium income for the third quarter of 1996 was $14,619,278 compared to $11,661,236 over the same period in 1995. This 25.4% increase is the result of the acquisition of ALFC. The rate of increase on the Citizens block of business slowed in 1996 as the amount of new business produced by Citizens slowed. Uncertainties about the economies in certain Latin American countries, principally Argentina, contributed to the lower rate of increase.

         Net investment income increased 22.7% in the third quarter of 1996 compared to the same period in 1995. Net investment income for the three months ended September 30, 1996 was $2,177,548 compared to $1,774,243 in 1995. This increase reflects the earnings on the growth in Citizens' asset base that is occurring, as well as the higher yields that have been available in the bond market during the past year.

         Future policy benefit reserves increased by $2,541,236 in 1996, compared to $2,395,711 in 1995. The amount of increase in the third quarter of 1996 reflects the increased surrender activity as well as the lower levels of production during the year.

         Claims and surrenders expense increased to $7,319,704 at September 30, 1996 from $4,797,568 for the same period in 1995. The additional accident and health claims of ALFC as well as increased surrender activity were the reason for the increase.

         Underwriting, acquisition and insurance expenses increased 30.3% for the third quarter 1996 compared to the same period in 1995, reaching $1,973,659 from $1,514,144. The increase is primarily attributable to the absorption of ALFC's overhead and the conversion of its records, which was achieved late in the second quarter of 1996. Management expects to see expense reductions beginning late in 1996 as a result of the economies of scale that will be achieved through the conversion.

         LIQUIDITY AND CAPITAL RESOURCES. Stockholders' equity increased during 1996 to $66,760,232 from $64,712,990 at December 31, 1995. The acquisition of Insurance Investors & Holding Co., the earnings achieved in 1996, as well as an improvement in the market value of Citizens' available for sale fixed maturity portfolio contributed to the increase.

         On October 28, 1996, Citizens announced that it had signed a definitive written agreement for the acquisition of American Investment Network, Inc. ("American"), a Jackson, Mississippi, based life insurance holding company with $7.5 million in assets, $3.4 million of stockholders' equity, revenues of $3.2 million and $67 million of life insurance in force. The American agreement provides that following the acquisition, American shareholders will receive one share of Citizens Class A Common Stock for each seven and two-tenths (7.2) shares of American Common Stock owned. Citizens expects to issue approximately 700,000 Class A common shares in connection with the transaction, which will be accounted for as a purchase. The companies will continue to operate in their respective locations under a combined management team with consolidation of computer data processing on Citizens' system. The agreement is subject to approval by American shareholders and insurance regulatory authorities.

         On October 27, 1994, Citizens completed the offering of 916,375 shares of its Class A Common Stock under an exemption from registration under the Securities Act of 1933. The offering was made under Regulation S, which provides that shares which are offered outside of the United States to non-United States persons pursuant to certain specific guidelines may be resold in the United States by persons who are not an issuer, underwriter or dealer following a certain period after the close of the offering period. The offering price was $7.00 per share. The closing market price of the Class A common shares on the date of the offering commencement was $7.75 per share (as reported by the American Stock Exchange). Citizens had succeeded in placing 916,375 shares, generating gross proceeds of more than $6.4 million, and net proceeds of approximately $5.4 million. Management was pleased with the amount of capital generated through the offering; however, it believes that the offering period was too short in light of the manner in which business is typically transacted overseas. Because of the success of the offering in the limited time period, management initiated a second such offering which commenced on May 1, 1995.

         The new offering comprises up to 3,500,000 Class A shares and runs over a period ending the earlier of 30 months, ending October 31, 1997, or when 3,500,000 shares have been purchased. The initial offering price is $7.50 per share and purchases can be made in units of 50 shares each. Each overseas policy owner of CICA is being offered the opportunity to purchase up to 100 units. As of September 30, 1996, approximately 130,000 shares had been sold.

         Invested assets grew to $134,231,444 at September 30, 1996 from $130,024,739 at December 31, 1995. At September 30, 1996 and December 31, 1995,
fixed maturities have been categorized into two classifications: Fixed maturities held to maturity, which are valued at amortized cost, and fixed maturities available for sale which are valued at market. Virtually all bonds are classified as "available for sale." Citizens does not have a plan to make material dispositions of fixed maturities during 1996; however, because of continued uncertainty regarding long-term interest rates, management cannot rule out additional sales during 1996.

         The mortgage loan portfolio, which constitutes 1.3% of invested assets at September 30, 1996, has historically been composed of small residential loans in Texas. Management does not expect to incur a significant loss on any loans and has established a reserve of $145,080 (approximately 8% of the mortgage portfolio's balance) to cover potential unforeseen losses in the mortgage portfolio.

         Policy loans comprise 15.0% of invested assets at September 30, 1996 compared to 14.5% at December 31, 1995. These loans, which are secured by the underlying policy values, have yields ranging from 5% to 10% percent and maturities that are related to the maturity or termination of the applicable policies. Management believes that Citizens maintains more than adequate liquidity despite the uncertain maturities of these loans.

         Cash balances in Citizens' primary depository, Texas Commerce Bank Austin, Texas, were significantly in excess of Federal Deposit Insurance Corporation (FDIC) coverage at December 31, 1995 and September 30, 1996. Management monitors the solvency of all financial institutions in which it has funds to minimize the exposure for loss. Management does not believe Citizens is at risk for such a loss. During 1996, Citizens has high grade commercial paper as a cash management tool to minimize excess cash balances and enhance return.

         In February 1992, Citizens paid cash for an 80,000 square foot office building in Austin, Texas to serve as its primary office. This building will, in the opinion of management, provide adequate space for Citizens' operations for many years. Renovation and remodeling of the property began in the third quarter of 1992 and Citizens relocated to the building in September, 1993. Citizens occupies approximately 30,000 square feet of space in the building. Citizens' former office property, consisting of approximately 13,000 square feet in Austin, with a carrying value of $158,000, was leased to a third party on a triple-net basis for three years during 1995.

         CICA owned 1,955,457 shares of Citizens Class A Common Stock at September 30, 1996 and December 31, 1995. For statutory accounting purposes, CICA received written approval from the Colorado Insurance Department to carry its investment in Citizens at 50% of the fair market value limited to 8% of admitted assets ($6,300,000), which differs from prescribed statutory accounting practices. Statutory accounting practices prescribed by Colorado require that CICA carry its investment at market value reduced by the percentage ownership of Citizens by CICA, limited to 2% of admitted assets. As of September 30, 1996, that permitted transaction increased statutory surplus by $6,000,000 over what it would have been had prescribed accounting practices been followed. In the Citizens' consolidated financial statements, this stock is shown as treasury stock.

         CICA had outstanding at September 30, 1996 and December 30, 1995, a $466,000 surplus debenture payable to Citizens. For statutory accounting purposes, this debenture is a component of surplus, while for GAAP it is eliminated in consolidation. Citizens has recognized a liability for its related obligation to a bank in a like amount.

         The National Association of Insurance Commissioners ("NAIC") has established minimum capital requirements in the form of Risk Based Capital ("RBC"). Risk-based capital factors the type of business written by a company, the quality of its assets, and various other factors into account to develop a minimum level of capital called "authorized control level risk-based capital" and compares this level to an adjusted statutory capital that includes capital and surplus as reported under Statutory Accounting Principles, plus certain investment reserves. Should the ratio of adjusted statutory capital to control level risk-based capital fall below 200%, a series of actions by insurance regulators begins. At December 31,

1996 and 1995 CICA's ratios were 700.6% and 560.6%, respectively, well above minimum levels. ALLIC's ratios were 939.6% and 1,000.8% respectively, also well above minimum levels.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                        CITIZENS, INC. AND SUBSIDIARIES

Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . .  F-2

Consolidated Balance Sheets as of December 31, 1995 and 1994  . . . . . . .  F-3

Consolidated Statements of Operations for the Year Ended December 31, 1995,
         1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . .  F-5

Consolidated Statements of Stockholders' Equity for the Years Ended
         December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . .  F-7

Consolidated Statements of Cash Flows for the Years Ended December 31, 1995,
         1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . .  F-8

Notes to Consolidated Financial Statements for the Years Ended
         December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . . F-10

Pro-Forma Consolidated Balance Sheets as of December 31, 1995 (unaudited) . F-21

Explanation of Balance Sheet Pro-Forma Adjustments  . . . . . . . . . . . . F-23

Pro-Forma Consolidated Statement of Operations for the Year Ended
         December 31, 1995 (unaudited)  . . . . . . . . . . . . . . . . . . F-24

Explanation of Statement of Operations Pro-Forma Adjustments  . . . . . . . F-25

Schedule II, Condensed Financial Information  . . . . . . . . . . . . . . . F-29

Schedule IV, Reinsurance for the Years Ended December 31, 1995,
         1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . F-32

Consolidated Balance Sheets for the Periods Ended September 30,
         1996 and December 31, 1995 . . . . . . . . . . . . . . . . . . . . F-33

Consolidated Statements of Operations for the Three Months Ended
         September 30, 1996 and 1995  . . . . . . . . . . . . . . . . . . . F-35

Consolidated Statements of Operations for the Nine Months Ended
         September 30, 1996 and 1995  . . . . . . . . . . . . . . . . . . . F-36

Consolidated Statements of Changes in Cash Flows for the Three Months
         Ended September 30, 1996 and 1995  . . . . . . . . . . . . . . . . F-37

Consolidated Statements of Changes in Cash Flows for the Nine Months
         Ended September 30, 1996 and 1995  . . . . . . . . . . . . . . . . F-39

Notes to Consolidated Financial Statements September 30, 1996 . . . . . . . F-41

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Citizens, Inc.:

We have audited the consolidated financial statements of Citizens, Inc. and as listed in the accompanying index. In connection with our audits of the consolidated financial statements, we also have audited the statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Citizens, Inc. and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Notes 1 and 2 to the consolidated financial statements, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standard No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

KPMG PEAT MARWICK LLP

Dallas, Texas
March 8, 1996, except as to the third paragraph of Note 9, which is as of March 12, 1996

CITIZENS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1995 AND 1994

ASSETS                                                              1995           1994
------                                                          ------------   ------------
Investments (note 2):
 Fixed maturities held to maturity, at amortized cost
 (market $5,700,000 in 1995 and $14,846,900 in 1994)            $  5,636,785   $ 18,415,026
 Fixed maturities available for sale at market, (cost
  $97,515,359 in 1995 and $61,049,170 in 1994)                    99,464,551     56,573,764
 Equity securities, at market (cost $23,329 in 1995 and 1994)           --            1,892
 Mortgage loans on real estate (net of reserve of $145,080 in
  1995 and $145,080 in 1994)                                       1,910,608      2,623,531
 Policy loans                                                     18,911,275     15,220,005
 Guaranteed student loans (net of reserve of $10,000 in 1995
  and 1994)                                                          333,387        240,243
 Other long-term investments                                         679,436        754,189
 Short-term investments                                            3,088,697           --
                                                                ------------   ------------
         Total investments                                       130,024,739     93,828,650
Cash                                                               4,160,156      4,259,887
Other receivables                                                  1,219,107      1,592,607
Accrued investment income                                          2,022,809      1,569,945
Reinsurance recoverable                                            1,857,900      1,680,287
Deferred policy acquisition costs                                 36,624,448     34,537,464
Other intangible assets                                            1,820,325           --
Deferred Federal income tax                                             --        1,521,296
Cost of insurance acquired (note 3)                                7,522,827      2,271,866
Excess of cost over net assets acquired                           14,045,848      3,344,844
Property, plant and equipment                                      5,546,075      4,694,022
Other assets                                                         642,013        496,736
                                                                ------------   ------------
         TOTAL                                                  $205,486,247   $149,797,604
                                                                ============   ============

CITIZENS, INC. AND SUBSIDIARIES

DECEMBER 31, 1995 AND 1994

LIABILITIES AND STOCKHOLDERS' EQUITY                                   1995             1994
------------------------------------                              -------------    -------------
Liabilities:
 Future policy benefit reserves (notes 4 and 5):
  Life insurance                                                  $ 114,727,748    $  97,579,380
  Annuities                                                           4,261,847        3,408,745
  Accident and health                                                 4,337,782          766,710
 Dividend accumulations                                               3,602,706        2,899,573
 Premium deposits                                                     1,553,414        1,648,697
 Policy claims payable (notes 5 and 10)                               3,197,291        2,149,631
 Other policyholders' funds                                           1,945,332        1,611,908
                                                                  -------------    -------------
            Total policy liabilities                                133,626,120      110,064,644
 Other liabilities                                                    2,001,320        1,671,892
 Commissions payable                                                    692,578          916,886
 Notes payable (note 6)                                                 772,834          712,373
 Deferred Federal income tax                                          2,372,742             --
 Federal income tax payable                                           1,025,106        1,066,004
 Minority interest                                                       14,954             --
 Amounts held on deposit                                                267,603          310,432
                                                                  -------------    -------------

         Total liabilities                                          140,773,257      114,742,231
                                                                  -------------    -------------

Stockholders' equity (notes 7, 8, 9, and 11):
 Common stock:
  Class A, no par value, 50,000,000 shares authorized,
   21,415,872 shares issued in 1995 and 19,178,515 shares
   issued in 1994, including shares in treasury of 2,078,547 in
  1995 and 2,198,175 in 1994                                         44,007,339       21,457,303
  Class B, no par value, 1,000,000 shares authorized, 621,049
   shares issued and outstanding in 1995 and 1994                       283,262          283,262
  Unrealized investment gain (loss) (note 2)                          1,267,747       (2,970,597)
  Retained earnings                                                  21,216,908       18,466,696
                                                                  -------------    -------------
         TOTAL                                                       66,775,256       37,236,664
 Treasury stock, at cost                                             (2,062,266)      (2,181,291)
                                                                  -------------    -------------

         Total stockholders' equity                                  64,712,990       35,055,373
                                                                  -------------    -------------

 Commitments and contingencies (notes 5, 8, 10 and 11)            $ 205,486,247    $ 149,797,604
                                                                  =============    =============





See accompanying notes to consolidated financial statements.

CITIZENS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                                     1993
                                                     1995            1994       (AS RESTATED)
                                                 ------------    ------------    ------------
Revenues:
 Premiums (notes 5 and 11):
  Life insurance                                 $ 45,426,887    $ 43,526,111    $ 37,598,551
  Accident and health                                 698,206         259,250         284,510
 Annuity and universal life considerations            119,335          75,564         106,955
 Net investment income (note 2)                     7,026,909       5,295,784       4,771,079
                                                 ------------    ------------    ------------

         Total revenues                            53,271,337      49,156,709      42,761,095
                                                 ------------    ------------    ------------

Other income and expense:
 Other income                                          75,062          94,364          80,794
 Realized gains (losses) on investments
  (note 2)                                           (109,096)         (9,356)      2,120,837
 Interest expense                                    (107,131)        (29,719)       (198,719)
                                                 ------------    ------------    ------------

         Total revenues and other income
            and expense                            53,130,172      49,211,998      44,764,007
                                                 ------------    ------------    ------------

Benefits and expenses:
 Insurance benefits paid or provided:
   Increase in future policy benefit reserves      11,033,763      11,910,751      10,160,523
   Policyholders' dividends                         2,422,168       2,381,581       2,418,456
   Claims and surrenders (note 5)                  19,282,954      16,635,259      14,166,018
    Annuity expenses                                  652,976         373,575         699,455
                                                 ------------    ------------    ------------

         Total insurance benefits paid
           or provided                             33,391,861      31,301,166      27,444,452
                                                 ------------    ------------    ------------

 Commissions                                       10,273,173      12,382,372      12,011,822
 Other underwriting, acquisition and
  insurance expenses                                7,102,401       5,079,538       4,331,669
 Capitalization of deferred policy acquisition
  costs                                           (10,579,704)    (13,128,049)    (13,472,064)
 Amortization of deferred policy acquisition
  costs                                             8,511,876       7,203,593       6,455,401
 Amortization of cost of insurance acquired
  and excess of cost over net assets acquired         678,997         606,487         512,619
                                                 ------------    ------------    ------------

         Total benefits and expenses               49,378,604      43,445,107      37,283,899
                                                 ------------    ------------    ------------

                                                                     (Continued)

CITIZENS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1995 1994, AND 1993

                                                                       1993
                                         1995           1994       (AS RESTATED)
                                     ------------   ------------   ------------
Income before Federal income taxes   $  3,751,568   $  5,766,891   $  7,480,108
 Federal income tax expense             1,001,356      1,592,333      1,953,715
                                     ------------   ------------   ------------

         Net income                  $  2,750,212   $  4,174,558   $  5,526,393
                                     ============   ============   ============

 Net income per share
  of common stock (note 8)           $        .16   $        .25   $        .34
                                     ============   ============   ============





See accompanying notes to consolidated financial statements.

CITIZENS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                          COMMON STOCK           UNREALIZED                       TOTAL
                                                                 INVESTMENT       RETAINED       TREASURY       STOCKHOLDERS'
                                   CLASS A          CLASS B     GAINS(LOSSES)     EARNINGS        STOCK            EQUITY
                                 ------------    ------------   ------------    ------------   ------------    ------------
BALANCE AT 12/31/92              $ 15,985,344    $    283,262   $    (53,557)   $  8,765,745   $ (2,193,666)   $ 22,787,128

Net income (as restated)                   --              --             --       5,526,393             --       5,526,393
Unrealized investment
  losses                                   --              --       (298,817)             --             --        (298,817)
                                 ------------    ------------   ------------    ------------   ------------    ------------

BALANCE AT 12/31/93                15,985,344         283,262       (352,374)     14,292,138     (2,193,666)     28,014,704

Cumulative effect of adoption
 of Statement No. 115 at
 January 1, 1995, net of taxes             --              --        690,388              --             --         690,388
Net income                                 --              --             --       4,174,558             --       4,174,558
Unrealized investment
 losses, net                               --              --     (3,308,611)             --             --      (3,308,611)
Sale of stock                       5,384,334              --             --              --             --       5,384,334
Sale of treasury stock                 87,625              --             --              --         12,375         100,000
                                 ------------    ------------   ------------    ------------   ------------    ------------

BALANCE AT 12/31/1994               21,457,303         283,262    (2,970,597)     18,466,696     (2,181,291)     35,055,373
Net income                                 --              --             --       2,750,212            --        2,750,212
Unrealized investment
  gains, net                               --              --      4,238,344              --            --        4,238,344
Acquisition of ALFC(note 9)        22,246,163              --             --              --            --       22,246,163
Sale of stock                         638,980              --             --              --            --          638,980
Stock issuance costs                 (257,495)             --             --              --            --         (257,495)
Retire shares held in
  treasury stock                     (114,782)             --             --              --        114,782              --
Sale of treasury stock                 37,170              --             --              --          4,243          41,413
                                 ------------    ------------   ------------    ------------   ------------    ------------

BALANCE AT 12/31/1995            $ 44,007,339    $    283,262   $  1,267,747    $ 21,216,908   $ (2,062,266)   $ 64,712,990
                                 ============    ============   ============    ============   ============    ============




See accompanying notes to consolidated financial statements

CITIZENS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                                                                                                              1993
                                                                              1995            1994        (AS RESTATED)
                                                                          ------------    ------------    ------------
Cash flows from operating activities:
  Net income                                                              $  2,750,212    $  4,174,558    $  5,526,393
  Adjustments to reconcile net income to net cash provided by operating activities, net of assets acquired:
      Realized gains (losses) on sale of investments and other assets         (109,096)          9,356      (2,120,837)
      Accrued investment income                                               (131,835)       (511,086)       (454,000)
      Net deferred policy acquisition costs                                 (2,086,984)     (5,924,456)     (7,016,663)
      Amortization of cost of insurance acquired and excess cost over
        net assets acquired                                                    678,997         606,487         512,619
      Other receivables                                                        602,662      (1,460,131)        552,769
      Future policy benefit reserves                                         9,929,505      11,910,751      10,160,523
      Other policy liabilities                                               1,527,695      (1,219,297)      1,366,012
      Deferred Federal income tax                                             (981,068)       (383,195)        275,416
      Federal income tax                                                      (104,424)       (982,197)        892,354
      Commissions payable and other liabilities                               (224,308)       (154,510)        242,877
      Amounts held on deposit                                                  (42,829)       (124,087)        182,840
      Other, net                                                               613,198       2,110,818         221,921
                                                                          ------------    ------------    ------------

        Net cash provided by operating activities                           12,421,725       8,053,011      10,342,224
                                                                          ------------    ------------    ------------

Cash flows from investing activities:
  Maturity of fixed maturities held to maturity                              2,600,000          51,625            --
  Sale of fixed maturities available for sale                               28,419,387      13,152,225      83,532,049
  Maturity of fixed maturities available for sale                                 --           963,151       7,474,997
  Purchase of fixed maturities available for sale                          (38,614,148)    (40,486,808)    (88,980,557)
  Sale of equity securities                                                      1,892         174,761            --
  Principal payments on mortgage loans                                         652,819         935,276       1,526,838
  Mortgage loans funded                                                        (54,875)       (340,474)           --
  Guaranteed student loans funded                                             (272,635)       (335,440)       (721,963)
  Guaranteed student loans sold                                                179,491         475,796         756,567
  Sale of other long-term investments and property plant and equipment         474,257         331,276          41,152
  Cash and short-term investments provided by merger                         1,178,600            --              --
  Increase in policy loans (net)                                            (3,491,760)     (1,214,520)     (1,937,838)
  Purchase of property, plant and equipment                                   (947,733)     (1,237,652)     (2,048,024)
                                                                          ------------    ------------    ------------

      Net cash used by investing activities                               $ (9,874,705)   $(27,530,784)   $   (356,779)
                                                                          ============    ============    ============

CITIZENS, INC. AND SUBSIDIARIES

YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                                                                                                                    1993
                                                                                    1995            1994        (AS RESTATED)
                                                                                ------------    ------------    ------------
Cash flows from financing activities:
  Additional borrowings on notes payable                                              60,461            --              --
  Payments on notes payable                                                             --          (388,359)       (259,377)
  Sale of stock                                                                      381,485       5,371,959            --
                                                                                ------------    ------------    ------------

    Net cash provided (used) by financing activities                                 441,946       4,983,600        (259,377)
                                                                                ------------    ------------    ------------

Net increase (decrease) in cash and cash equivalents                               2,988,966     (14,494,173)      9,726,068
                                                                                ------------    ------------    ------------

Cash and cash equivalents at beginning of year                                     4,259,887      18,754,060       9,027,992
                                                                                ------------    ------------    ------------

Cash and cash equivalents at end of year                                        $  7,248,853    $  4,259,887    $ 18,754,060
                                                                                ============    ============    ============


Supplemental disclosures of cash flow information:
                                                                                    1995            1994            1993
                                                                                ------------    ------------    ------------
    Cash paid during the year for:
      Interest                                                                  $     53,030    $     61,304    $     88,184
                                                                                ============    ============    ============

      Income taxes                                                              $  2,000,000    $  2,957,724    $    785,915
                                                                                ============    ============    ============

Supplemental disclosures of non-cash investing and financing activities (see also Note 9):

    The Company issued Class A stock to purchase all of the capital stock
      of ALFC                                                                   $ 22,246,163    $       --      $       --

    In conjunction with the acquisition, liabilities were assumed as follows:

        Fair value of tangible assets acquired                 $ 18,744,097
        Fair value of intangible assets acquired                 18,574,952
                                                               ------------

        Net assets acquired                                      37,319,049
        Capital stock issued for the capital stock of ALFC      (22,246,163)
                                                               ------------

        Liabilities assumed                                    $ 15,072,886
                                                               ============

    Issuance of 4,248 treasury shares of stock                                  $     41,413    $       --      $       --
                                                                                ============    ============    ============





See accompanying notes to consolidated financial statements.

CITIZENS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1995, 1994 AND 1993

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

         (a)     NATURE OF BUSINESS.

         The consolidated financial statements include the accounts and operations of Citizens, Inc. (Citizens), incorporated in the state of Colorado on November 8, 1977 and its wholly-owned subsidiaries, Citizens Insurance Company of America (CICA), Computing Technology, Inc. (CTI), formerly Continental Leasing Company, Insurance Investors, Inc. (III), and American Liberty Financial Corporation (ALFC). ALFC and its subsidiaries, American Liberty Life Insurance Company (ALLIC), First American Investment Corp. (FAIC), American Liberty Securities Corp. (ALSC), and American Liberty Exploration Company (ALEC) were acquired by Citizens in September 1995. Citizens and its subsidiaries are collectively referred to as "the Company." All significant intercompany accounts and transactions have been eliminated.

         Citizens, Inc. is primarily involved in the sale of life insurance policies through two of its subsidiaries - CICA and ALLIC. CICA sells ordinary whole-life policies internationally, with approximately 92% of premium income derived outside the United States. ALLIC issues life policies primarily as burial insurance and pre-need policies. Additionally, the ALLIC offers accident and health specified disease, hospital indemnity, and accidental death policies, as well as annuities. In 1995, premiums for life, health, and annuities represented 48%, 48%, and 4% of total premium income, respectively.

         (b)     INVESTMENTS, OTHER THAN AFFILIATES.

         Investments are shown on the following basis:

         1. Fixed maturities, primarily consisting of bonds which the Company has the ability and intent to hold to maturity are considered held for investment and carried at amortized cost. Fixed maturities which may be sold prior to maturity to support the Company's investment strategies are considered held as available for sale and carried at fair value as of the balance sheet date.

         2. Equity securities include non-redeemable preferred stock and are reported at fair market value.

         3. Mortgage loans on real estate, policy loans, and guaranteed student loans are reported at unpaid principal balances less an allowance for uncollectible amounts, if any.

         4. Other long-term investments consist primarily of real estate which is reported at cost not to exceed fair market value net of accumulated depreciation.

         5. Short-term investments consist of Treasury Bills with a maturity of ninety days or less and are carried at cost, which approximates market.

         Unrealized appreciation (depreciation) of equity securities and fixed maturities held for sale is shown as a separate component of stockholders' equity, net of tax in 1995 and 1994, and is not included in the determination of net income.

         Costs of investments sold are determined using the specific identification method. Net realized gains and losses are included in other income and expenses as incurred.

         The Company has assets with a fair value of $7,084,890 at December 31, 1995 on deposit with various state regulatory authorities to fulfill statutory requirements.

         (c)     PREMIUM REVENUE AND RELATED EXPENSES.

         Premiums on life and accident and health policies are reported as earned when due or, for short duration contracts, over the contract periods. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the estimated life of the contracts. This matching is accomplished by means of provisions for future benefits and the capitalization and amortization of deferred policy acquisition costs.

         Annuities are accounted for in a manner consistent with accounting for interest bearing financial instruments. Premium receipts are not reported as revenues but rather as deposits to annuity contracts.

         (d)     DEFERRED POLICY ACQUISITION COSTS AND COST OF INSURANCE
                 ACQUIRED.

         Acquisition costs, consisting of commissions and policy issuance and underwriting expenses which relate to and vary with, the production of new business are deferred. These deferred policy acquisition costs are amortized primarily over the estimated premium paying period of the related policies in proportion to the ratio of the annual premium recognized to the total premium revenue anticipated using the same assumptions as were used in computing liabilities for future policy benefits.

         The Company uses the factor method to determine the amount of costs to be capitalized and the ending asset balance. During 1994, the factors used to determine costs capitalized were modified to more accurately reflect the costs attributable to each issue year. The capitalized costs and amortized costs for each year presented have been reclassified to reflect this factor revision. This reclassification did not change the ending asset balance for any year nor did it change the net impact on earnings in any year. The method followed in computing deferred policy acquisition costs limits the amount of such deferred cost to their estimated realizable value.

         The value of insurance acquired in the Company's various acquisitions, which is included in cost of insurance acquired in the accompanying consolidated financial statements, was determined based on the present value of future profits discounted at a risk rate of return. The cost of insurance acquired is being amortized over 30 years in proportion to the profit over the lives of the related policies.

         (e)     POLICY LIABILITIES AND ACCRUALS.

         Future policy benefit reserves have been computed by the net level premium method with assumptions as to investment yields, dividends on participating business, mortality and withdrawals based upon the Company's and industry experience, which provide for possible unfavorable deviation (see note
4).

         Annuity benefits are carried at accumulated contract values based on premiums paid by participants, annuity rates of return ranging from 2.5% to 7% (primarily at 5.5%) and annuity withdrawals.

         Premium deposits accrue interest at rates ranging from 3.5% to 8.25% per annum. Premiums are credited to income when due and accrued interest is credited annually to the deposit account.

         Policy and contract claims are based on case-basis estimates for reported claims, and on estimates, based on experience, for incurred but unreported claims and loss expenses.

         (f)     EXCESS OF COST OVER NET ASSETS ACQUIRED AND OTHER INTANGIBLE
                 ASSETS.

         The excess of cost over the fair value of net assets acquired in the merger with Equities International Life Insurance Co., the 1992 acquisition of the net assets of First Centennial Corporation (FCC), and the 1995 acquisition of American Liberty Financial Corp. are amortized on a straight-line basis over 20 years.

         Other intangible assets, primarily the value of state licenses, are amortized on a straight-line basis over 10 years.

         (g)     PARTICIPATING POLICIES.

         At December 31, 1995 and 1994, participating business approximated 91% and 92%, respectively, of life insurance in force and premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Dividends on participating policies are considered annually by the Board of Directors. These dividends begin with a schedule that is anticipated by the actuary at the time the product is developed based upon certain assumptions made at that time.

         (h)     EARNINGS PER SHARE.

         Earnings per share have been computed using the weighted average number of shares of common stock outstanding during each period. The effects of outstanding stock options and warrants have not been included in the calculations because they are either not material or are antidilutive. The weighted average shares outstanding for the years ended December 31, 1995, 1994 and 1993 were 17,668,047, 16,882,164 and 16,672,514, respectively.

         (i)     INCOME TAXES.

         For the three months ended December 31, 1995, the Company will file three income tax returns, one which includes ALFC and all direct non-life subsidiaries, one which includes FAIC and subsidiaries, and one life return for ALLIC. For the year ended December 31, 1995, the Company will file two income tax returns, one which includes Citizens, Inc., the parent, and all direct non-life subsidiaries except those related to ALFC, and one life return for CICA.

         Deferred tax asset and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         (j)     ACCOUNTING PRONOUNCEMENTS.

         In May 1993, the FASB issued Statement 115 "Accounting for Certain Investments in Debt and Equity Securities" ("Statement 115"). Statement 115 requires the classification of debt and equity securities as held to maturity, trading or available for sale based on established criteria. Held to maturity debt securities will be carried at amortized cost while trading and available for sale securities will be carried at fair value. Unrealized holding gains and losses for trading securities will be included in earnings. Unrealized holding gains or losses for available for sale securities will be included as a component of equity on a net of tax basis. The Company adopted Statement 115 on January 1, 1994. The impact on the consolidated stockholders' equity due to the implementation was $690,388 relating to the unrealized gains on the available for sale portfolio, net of tax expense.

         In October 1994, the FASB issued Statement 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments." Statement 119 requires disclosures about amounts, nature, and terms of derivative financial instruments not subject to the reporting provisions of Statement 105, "Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk." The disclosure provisions of Statement 119 require all entities to distinguish between financial instruments held or issued for trading purposes and financial instruments held or issued for other than trading. The Company does not utilize derivative instruments in its business activities and has applied the reporting provisions of Statement 119 in these financial statements.

         In March 1995, the FASB issued Statement 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of." Statement 121 established accounting standards for the recognition and measurement of impairment on long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for long-lived assets and certain intangibles to be disposed of. This statement does not apply to long-lived assets such as deferred policy acquisition costs and deferred tax assets. Statement 121 is effective for fiscal years beginning after December 15, 1995. The Company does not expect Statement 121 to have a material impact on its financial statements.

         (k)     CASH EQUIVALENTS.

         The Company considers as cash equivalents all securities whose duration does not exceed three months at the date of acquisition. These securities are reflected as short-term investments in the accompanying consolidated financial statements.

         (l) RECLASSIFICATIONS. Certain reclassifications have been made to the 1994 and 1993 amounts.

         (m) DEPRECIATION. Depreciation is calculated on a straight line basis using estimated useful lives ranging from 3 to 10 years. Leasehold improvements are depreciated over the estimated life of 30 years.

         (n) USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

         (2)     CASH AND INVESTMENTS.

         A decline in the market value of any available-for-sale or held-to-maturity security below cost that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the security.

         Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. Dividend and interest income are recognized when earned. Realized gains and losses for securities classified as available-for-sale and held-to-maturity are included in earnings and are derived using the specific identification method for determining the cost of securities sold.

         The amortized cost and estimated market values of investments in debt securities as of December 31, 1995 and 1994, respectively, are as follows:

                                                                                      1995
                                                              ------------------------------------------------------
                                                                                            GROSS           GROSS
                                                               AMORTIZED    UNREALIZED    UNREALIZED        FAIR
                                                                  COST         GAINS        LOSSES          VALUE
                                                              -----------   -----------   -----------    -----------
Fixed maturities held for investment:
  US Treasury securities                                      $ 5,636,785   $    63,215   $      --      $ 5,700,000
                                                              -----------   -----------   -----------    -----------

    Total                                                       5,636,785        63,215          --      $ 5,700,000
                                                              ===========   ===========   ===========    ===========

Fixed maturities available for sale:
  US Treasury securities and obligations of US
    government corporations and agencies                       81,852,720     1,702,738      (171,686)    83,383,772
  US Government guaranteed mortgage-backed securities           2,302,082          --             (43)     2,302,039
  Public Utilities                                              5,146,972       111,606       (66,978)     5,191,600
  Debt securities issued by States of the United States and
     political subdivisions of the States                         290,418        17,582          --          308,000
  Debt securities issued by foreign governments                   400,398        30,091        (2,489)       428,000
  Corporate securities                                          7,522,769       368,746       (40,375)     7,851,140
                                                              -----------   -----------   -----------    -----------

    Total                                                     $97,515,359   $ 2,230,763   $  (281,571)   $99,464,551
                                                              ===========   ===========   ===========    ===========


                                                                               1994
                                                        -----------------------------------------------------
                                                                        GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
                                                           COST         GAINS         LOSSES         VALUE
                                                        -----------   -----------   -----------   -----------
Fixed maturities held for investment:
  US Treasury securities and obligations of US
     government corporations and agencies               $18,192,415   $         0   $ 3,552,415   $14,640,000
  Public Utilities                                          111,265             0         9,665       101,600
  Corporate securities                                      111,346             0         6,046       105,300
                                                        -----------   -----------   -----------   -----------

      Total                                             $18,415,026   $         0   $ 3,568,126   $ 4,846,900
                                                        ===========   ===========   ===========   ===========

Fixed maturities available for sale:
  US Treasury securities and obligations of US
     government corporations and agencies               $56,214,724   $    67,569   $ 4,489,231   $51,793,062
  US Government guaranteed mortgage backed securities     4,834,446       229,312       283,056     4,780,702
                                                        -----------   -----------   -----------   -----------

Equity securities
  Preferred stock:                                           23,227             0        21,437         1,892
                                                        -----------   -----------   -----------   -----------

      Total                                             $61,072,399   $   296,881   $ 4,793,724   $56,575,656
                                                        ===========   ===========   ===========   ===========

         Concurrent with the adoption of the implementation guidance related to Statement 115, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities" issued by the Financial Accounting Standards Board, the Company reclassified certain investments from the held to maturity category to available for sale. The amortized cost of securities transferred was $12,778,241 and the unrealized gain/loss on the date of transfer amounted to $145,937, net of taxes.

         The amortized cost and fair value of fixed maturities at December 31, 1995, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

         Citizens has $2,559,863 of cash on deposit in excess of Federal Deposit Insurance Corporation coverages at a financial institution at December 31, 1995.

                                               FIXED MATURITIES HELD FOR INVESTMENT
                                               ------------------------------------
                                                    AMORTIZED         ESTIMATED
                                                       COST         MARKET VALUE
                                                   ------------     ------------
Due after ten years                                $  5,636,785     $  5,700,000
                                                   ------------     ------------

         Total                                     $  5,636,785     $  5,700,000
                                                   ============     ============


                                                FIXED MATURITIES AVAILABLE FOR SALE
                                                -----------------------------------
                                                     AMORTIZED        ESTIMATED
                                                        COST        MARKET VALUE
                                                    ------------    ------------
Due in one year or less                             $  5,852,944    $  5,806,661
Due after one year through
 five years                                           36,360,037      37,065,062
Due after five years through
 ten years                                            21,681,765      22,307,450
Due after ten years                                   31,318,722      31,923,339
                                                    ------------    ------------

                                                      94,934,753      97,162,512
US Government guaranteed
 mortgage-backed securities                            2,302,082       2,302,039
                                                    ------------    ------------

         Totals                                     $ 97,515,539    $ 99,464,551
                                                    ============    ============

         The Company had no investments in any one entity which exceeded 0.5% of stockholders' equity at December 31, 1995 other than investments guaranteed by the U.S. Government.

         The Company's investment in mortgage loans is concentrated 44% in Colorado, 41% in Texas and 15% in other states as of December 31, 1995.

         Major categories of investment income are summarized as follows:

                                                   YEAR ENDED DECEMBER 31
                                          --------------------------------------
                                             1995          1994          1993
                                          ----------    ----------    ----------
Investment income on:
  Fixed maturities                        $5,208,785    $4,045,481    $3,635,469
  Equity securities                           15,823          --           2,099
  Mortgage loans on real estate              195,321       242,331       367,342
  Policy loans                             1,478,333     1,001,939       943,373
  Short-term investments                     106,872       123,119        81,712
  Other                                      900,341       795,352       413,552
                                          ----------    ----------    ----------

                                           7,905,475     6,208,222     5,443,547

Investment expenses                          878,566       912,438       672,468
                                          ----------    ----------    ----------

Net investment income                     $7,026,909    $5,295,784    $4,771,079
                                          ==========    ==========    ==========

         Equity securities of $0, mortgage loans of $30,665, and other long-term assets of $448,763 held by the Company as of December 31, 1995, did not produce income during the preceding 12 months.

         Proceeds from available for sale securities in 1995, 1994 and 1993 were $29,132,810, $13,152,225 and $83,532,049, respectively. Gross realized gains and losses on such sales were $346,370 and $426,841, respectively, for the year ended December 31, 1995, and $645,912 and $420,119, respectively, for the year ended December 31, 1994, and $2,737,133 and $250,471, respectively, for the year ended December 31, 1993. Realized and unrealized gains (losses) on investments are as follows:

                                                YEAR ENDED DECEMBER 31
                                      -----------------------------------------
                                         1995           1994           1993
                                      -----------    -----------    -----------
Realized gains (losses):
  Fixed maturities                    $   (80,471)   $   281,052    $ 2,443,730
  Equity securities                             0        (67,309)             0
  Other                                   (28,625)      (223,099)      (322,893)
                                      -----------    -----------    -----------

    Net realized gains (losses)
      on investments                  $  (109,096)   $    (9,356)   $ 2,120,837
                                      ===========    ===========    ===========

         (3)      COST OF INSURANCE ACQUIRED.

         Cost of insurance acquired is summarized as follows:

                                            YEAR ENDED DECEMBER 31
                                 --------------------------------------------
                                     1995            1994            1993
                                 ------------    ------------    ------------
Balance at beginning of period   $  2,271,866    $  2,692,389    $  3,065,986
Purchase of ALFC                    5,562,574            --              --
Interest                              171,541         198,121         270,334
Amortization                         (483,154)       (618,644)       (643,931)
                                 ------------    ------------    ------------
Balance at end of period         $  7,522,827    $  2,271,866    $  2,692,389
                                 ============    ============    ============

         Accretion of interest on cost of insurance acquired is calculated based on the rates of interest used in setting the related policy reserves. These rates range from 6.5% to 8.5%.

         Estimated amortization in each of the next five years is as follows. Actual future amortization will differ from these estimates due to variances from estimated future withdrawal assumptions.

         1996                    $1,038,782
         1997                     1,228,661
         1998                       884,738
         1999                       959,980
         2000                       705,989
         Thereafter               5,067,326

         (4)     FUTURE POLICY BENEFIT RESERVES.

         In applying purchase accounting to the future policy benefit reserves acquired through mergers prior to American Liberty, the Company calculated future policy benefits using reasonable assumptions as of the of each merger. Future policy benefits calculated under these assumptions approximate 20.4% of such reserves reflected in the December 31, 1995 consolidated balance sheet.

         In applying purchase accounting to the American Liberty policy benefit reserves acquired in 1995, the Company revalued policy benefit reserves to reflect the Company's reserve assumptions with regard to interest lapse rates and surrenders. These reserves approximate 12.7% of total future policy benefit reserves in the consolidated balance sheet as of December 31, 1995.
The remaining future policy benefits are calculated using reasonable assumptions at the date of issue.

         Various assumptions used to determine the future policy benefit reserves include the following: a) valuation interest rates from 4-9%; b) the mortality assumptions are from the 1955-60, 1965-70 and 1975-80 Select and Ultimate mortality tables, and c) withdrawals are based primarily on actual historical termination rates.

         (5)     REINSURANCE.

         CICA cedes all risks generally in excess of $75,000 per insured to other companies through yearly renewable term insurance or coinsurance contracts. ALLIC cedes life risk in excess of $32,000 per insured to other companies through yearly renewable term insurance or coinsurance contracts. In addition, ALLIC reinsures all accidental death policies through a coinsurance arrangement whereby 90% of the benefit risk is assumed by the reinsurer. Risks are reinsured with other companies to permit the recovery of a portion of any direct losses. The Company remains contingently liable to the extent that the reinsuring companies cannot their obligations under these reinsurance treaties.

         At December 31, 1995 and 1994, life insurance in force aggregating approximately $285,001,000 and $384,794,000, respectively, was assumed and $290,677,000 and $285,104,000, respectively, was ceded to insurance companies out of a total in force of approximately $2,151,955,000 and $2,144,709,000, respectively. Premiums assumed were approximately $306,000, $541,000, and $1,106,000 in the years ended December 1995, 1994 and 1993, respectively. Premiums ceded were approximately $2,380,000, $2,310,000, and $1,939,000 in the years ended December 31, 1995, 1994 and 1993, respectively. Claims and surrenders assumed were approximately $286,000, $530,000 and $1,083,000 and claims and surrenders ceded were approximately $377,000, $928,000 and $994,000 in the years ended December 31, 1995, 1994 and 1993, respectively.

         Amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

         (6) NOTES PAYABLE. Notes payable as of December 31, 1995 and 1994 consist of:

                                                                                              1995       1994
                                                                                            --------   --------
Note payable to bank, 7%, dated June 20, 1988, payable in nine annual installments
  of $66,667 beginning June 30, 1989, with remainder due June 30, 1998                      $533,334   $600,000
Note payable to bank, prime (8.75% at December 31, 1995) dated May 24, 1995,
  payable in monthly  installments of $3,000 plus interest beginning June 30, 1995            64,500       --
Note payable to individual, 6%, dated April 27, 1995, with principal and interest payable
  at maturity, April 26, 1996                                                                175,000       --
Note payable to bank, prime (8.75% at December 31, 1994) dated June 30, 1992,
  payable in monthly installments of $3,506 plus interest beginning July 30, 1992               --      105,191
Other obligations                                                                               --        7,182
                                                                                            --------   --------

         Total                                                                              $772,834   $712,373
                                                                                            ========   ========

         The first note payable to bank is secured by two life insurance policies and proceeds from the surplus debenture between CICA and Citizens, Inc.

         The second note payable to bank is secured by computer equipment.

         The note payable to individual is an unsecured note.

         (7)     STOCKHOLDERS' EQUITY AND RESTRICTIONS.

         The two classes of stock of Citizens are equal in all respects, except
(a) the Class B common stock elects a simple majority of the Board of Directors of Citizens and the Class A Common Stock elects the remaining directors; and
(b) each Class A share receives twice the cash dividends paid on a per share basis to the Class B common stock.

         Approximately $14,857,000 of consolidated stockholders' equity at December 31, 1995 represented net assets of the Company's insurance subsidiaries that are restricted as to their distribution to the Company. In addition, the Company's insurance subsidiaries are required to maintain a minimum total statutory capital and surplus of $4,915,000. The net assets of the Company's insurance subsidiaries available for transfer to the parent company are limited to the amounts that the insurance subsidiary's net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities.

         Citizens Life Insurance Company and American Liberty Life Insurance Company have calculated their risk based capital (RBC) in accordance with the National Association of Insurance Commissioners' Model Rule and the RBC rules as adopted by their state of domicile, Colorado and Louisiana, respectively. The RBC as calculated exceeded levels requiring company or regulatory action.

         (8)     STOCK OPTIONS.

         During 1989, the Company entered into an agreement granting Stephen B. Booke, a financial public relations consultant providing services to the Company, the right and option to purchase 100,000 shares of Class A no par common stock of the Company at $2.50 per share, the fair market value of the common stock at the date of the agreement. Such option is for authorized but unissued shares at the date of the agreement. The option which would have expired on February 8, 1994 was extended for an additional 30 months during 1993. As a result, the Company recognized compensation expense of $425,000 in 1993 which represents the amount the market value at the date of extension exceeded the option price. The 10-K originally filed by the Company did not reflect this expense, therefore, the 1993 financial statements have been restated to reflect the compensation expense described above. This restatement resulted net of tax in a decrease in net income and net income per share of $280,500 and $.01 per share, respectively. Transfer of this option is limited by the agreement. As of December 31, 1995, no options had been exercised.

         (9)     ACQUISITION AND PROPOSED ACQUISITION AND MERGER.

         On December 9, 1994, Citizens announced that it had signed definitive written agreements for the acquisition of (i) American Liberty Financial Corporation, a Baton Rouge, Louisiana based life insurance holding company and
(ii) Insurance Investors & Holding Co., a Peoria, Illinois based life insurance holding company.

         The American Liberty agreement provided that following the acquisition by Citizens, American Liberty shareholders would receive 1.10 shares of Citizens Class A Common Stock for each share of American Liberty Common Stock owned and 2.926 shares of Citizens Class A Common Stock for each one share of American Liberty Preferred Stock owned. Citizens issued approximately 2.3 million Class A shares in connection with the transaction, which was accounted for as a purchase. The companies will continue to operate in their respective locations under a combined management team with consolidation of computer data processing on the Citizens' system. The transaction was consummated on September 14, 1995.

         The Insurance Investors agreement provides that following the acquisition by Citizens, Investors' shareholders will receive one share of Citizens Class A Common Stock for each eight shares of Investors Common Stock owned. Additionally, Citizens will acquire all shares of Central Investors Life Insurance Company, a subsidiary of Insurance Investors & Holding, not wholly-owned by Insurance Investors, based upon an exchange ratio of one share of Citizens Class A Common Stock for each four shares of Central Investors owned. The transaction will involve issuance of approximately 170,000 of Citizens Class A shares and will also be accounted for as a purchase. The transaction was consummated on March 12, 1996.

         The following unaudited pro-forma condensed balance sheet as of December 31, 1995 reflects the purchase of Insurance Investors by Citizens as if it occurred on December 31, 1995. The unaudited pro-forma condensed consolidated income statement for the twelve months ended December 31, 1995 reflects the purchase of Insurance Investors as if it occurred on January 1, 1995.

         Management's estimate of the impact of applying purchase accounting, as if the acquisition had occurred as described above, is presented below. The unaudited pro forma financial information is not necessarily indicative either of the results of operations that would have occurred had the acquisition been consummated at the beginning of 1995 or of future results of operations of the consolidated entities.

PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(AMOUNTS IN THOUSANDS)

PRO-FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995
(UNAUDITED)

                                       HISTORIC                       PURCHASE
                                    CITIZENS, INC.  HISTORICAL       ADJUSTMENTS
                                        AND         INSURANCE            AND              PRO-FORMA
  ASSETS                            SUBSIDIARIES    INVESTORS        ELIMINATIONS       CONSOLIDATED
  ------                            ------------   ------------      ------------       ------------
Long term Investments               $    126,937          2,279                10(a)         129,226
Short term Investments                     3,088           --               3,088
                                    ------------   ------------      ------------       ------------

     Total Investments                   130,025          2,279                10            132,314

Cash                                       4,160             72              --                4,232
Other receivables                          1,219          1,219              --                1,219
Accrued investment income                  2,023             37              --                2,060
Deferred policy acquisition costs         36,624             47               (47)(b)         36,624
Cost of insurance acquired                 7,523            120(c)          7,643
Other intangible assets                    1,820           --               1,820
Excess of cost over net assets
  acquired                                14,046            477(d)         14,523
Other assets                               8,046              6              --                8,052
                                    ------------   ------------      ------------       ------------

     Total Assets                   $    205,486   $      2,441      $        560       $    208,487
                                    ============   ============      ============       ============

DECEMBER 31, 1995
(UNAUDITED)

                                     HISTORIC                       PURCHASE
                                  CITIZENS, INC.    HISTORICAL     ADJUSTMENTS
                                       AND          INSURANCE          AND              PRO-FORMA
                                   SUBSIDIARIES     INVESTORS      ELIMINATIONS       CONSOLIDATED
                                   ------------    ------------    ------------       ------------
LIABILITIES AND STOCKHOLDERS'
EQUITY:
Future policy benefit reserves     $    123,327             735             148(e)         124,210
Other policyholder liabilities           10,299             354            --               10,653
Other liabilities                         3,986              59            --                4,045
Notes payable                               773             319            --                1,092
Deferred tax liability                    2,273            --              --                2,373
Minority interest                            15              94             (94)(f)             15
                                   ------------    ------------    ------------       ------------

      Total liabilities                 140,773           1,560              56            142,389

Class A Common Stock                     44,007             819           1,135(f)          45,961
Class B Common Stock                        283              47             (47)(f)            283
Additional Paid-in capital                 --               576            (576)(f)           --
Unrealized gain on investments            1,268              15             (15)(f)          1,268
Retained earnings                        21,217            (568)           --               20,649
                                   ------------    ------------    ------------       ------------
                                         66,775             889             497             68,161

Treasury stock                           (2,062)             (9)              9             (2,062)
                                   ------------    ------------    ------------       ------------

      Total stockholders' equity         64,713             880             506             66,099
                                   ------------    ------------    ------------       ------------

      Total liabilities and
        stockholders' equity       $    205,486    $      2,441    $        560       $    208,487
                                   ============    ============    ============       ============

EXPLANATION OF BALANCE SHEET PRO-FORMA ADJUSTMENTS:

         (a) Adjustment necessary to record acquired fixed maturities at market value.

         (b) Deferred policy acquisition costs are reflected in the accompanying pro-forma financial statements as follows:

         Historical Citizens               $ 36,624
         Historical II                           47
                                           --------

         Historical DAC                      36,671
         Reverse historical II                  (47)
                                           --------

                 Net DAC                   $ 36,624
                                           ========

         (c) Reverse II policy acquisition costs at December 31, 1995 and establish cost of insurance acquired. Cost of insurance acquired represents the estimated present value of future profits in the acquired business. This amount was calculated as the difference between II's historical future policy benefit reserves and the estimated gross premium reserve at December assuming a level interest yield of 7%. Life mortality was based on appropriate multiples of the 1965-70 Select and Ultimate and the Ultimate Intercompany Table and withdrawals based on Linton B and BB tables as deemed appropriate based on individual life plan experience. Accident and health morbidity was based on multiples of 1974 Cancer tables, Stroke/Heart Attack Indemnity Table, 1985 NAIC Cancer Tables and published claim costs and withdrawals based on Linton C and CC Tables as deemed appropriate based on individual health plan experience. Cost of insurance acquired is being amortized in proportion to the profit over the lives of the respective policies.

         Cost of insurance acquired is presented in the accompanying pro-forma financial statements as follows:

         Historical Citizens                            $7,523
           II cost of insurance capitalized                120
                                                        ------

                 Total                                  $7,643
                                                        ======

         (d) Excess of cost over net assets acquired was calculated as follows (in thousands):

         Acquisition of common stock                                     $ 1,496
         Estimated fair value of net assets acquired                      (1,019)
                                                                         -------

              Excess of cost (purchase price) over net assets acquired   $   477
                                                                         =======

         (e) Revaluation of policy benefit reserves to reflect Company reserve assumptions with regard to interest rates, lapse rates and surrenders.

         (f) Eliminate II capital, minority interest, and retained earnings and record the cost of net assets acquired as increased capital of the Company due to the issuance of additional Class A common shares.

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(UNAUDITED)

                                        HISTORIC                       PURCHASE
                                     CITIZENS, INC.    HISTORICAL     ADJUSTMENTS
                                          AND          INSURANCE          AND         PRO-FORMA
                                      SUBSIDIARIES     INVESTORS      ELIMINATIONS   CONSOLIDATED
                                      ------------    ------------    ------------   ------------
Revenues:
Premiums                              $     46,244    $         52            --     $     46,296
Net investment income                        7,027             126            --            7,153
Other                                         (141)             14            --             (128)
                                      ------------    ------------    ------------   ------------

     Total revenues                         53,130             192            --           53,321

Benefits and Expenses
Policy benefits                             33,392             173            --           33,565
Commissions                                 10,273            --              --           10,273
Capitalization of DAC                      (10,580)           --              --          (10,580)
Amortization of DAC                          8,512               5              (5)(a)      8,512
Amortization of cost of insurance
   acquired                                    312            --                 1 (b)        313
Amortization of other intangibles               46            --              --               46
Amortization of excess of cost over
  net assets acquired                          321            --                23(c)         344
Other expenses                               7,102             104            --            7,206
                                      ------------    ------------    ------------   ------------

    Total benefits and expenses             49,378             282              19         49,679
                                      ------------    ------------    ------------   ------------

Income before taxes                   $      3,752             (90)            (19)         3,642
                                      ============    ============    ============   ============

Net income per share                          --              --                  (d)        0.20
                                                                                     ============

EXPLANATION OF STATEMENT OF OPERATIONS PRO-FORMA ADJUSTMENTS:

         (a) Amortization and capitalization of deferred policy acquisition costs are reflected in the accompanying pro-forma statement of operations as follows (in thousands):

                                CAPITALIZATION   AMORTIZATION
                                --------------   ------------
         Historical Citizens     $    (10,580)   $      8,512
         Historical II                      0               4

            Total Historical          (10,580)          8,516
         Reverse Historical II             (0)             (4)
                                 ------------    ------------

                Net              $    (10,580)   $      8,512
                                 ============    ============

         (b) Amortization of cost of insurance acquired is presented in the accompanying pro-forma statement of operations as follows:

         Historical Citizens                              $  311,613
         Interest accrued @ 7%                                   (22)
         Amortization of II cost of insurance                    525

                 Net Pro-forma adjustment                        503
                                                          ----------

            Pro-forma amortization                        $  312,116
                                                          ==========


         Estimated amortization of cost of insurance acquired assuming a purchase date of January 1, 1995 is $503, $560, $621, $686, and $759 for each year, respectively, in the five year period ending December 31, 1999.

         (c) Excess of cost over net assets acquired is being amortized over a 20-year period. Such amortization, reflected in the accompanying pro-forma statement of operations is $23,000.

         (d) Calculated using estimated common shares outstanding of 17,839,047.

         (10)    CONTINGENCIES.

         The Company is a party to various legal proceedings incidental to its business. Contingent liabilities that might arise from litigation are not considered material in relation to the financial position of the Company.

         Reserves for claims payable are based on the expected claim amount to be paid after a case by case review of the facts and circumstances relating to each claim. A contingency exists with regard to these reserves until such time as the claims are adjudicated and paid.

         (11)    INTERNATIONAL SALES.

         A significant portion of the Company's business is derived through sales in Latin America. Approximately 66%, 77% and 87% of premiums recorded in the 1995, 1994, and 1993 consolidated statements of operations, respectively, represent policies sold to residents of Central and South America. Sales in Argentina and Columbia represented approximately 40% and 19% of reported premiums in 1995, 49% and 23% in 1994, and 43% and 23% in 1993, respectively. The Company has no assets, offices or employees outside of the United States of America (U.S.) and requires that all transactions be in U.S. dollars paid in the U.S.

         The Company contracted with Negocios Savoy, S.A. ("Savoy"), a Panamanian Corporation, as the marketing manager for its international marketing operations prior to September, 1993. On September 1, 1993, the Company and Savoy mutually agreed to terminate the contract. Several International managers previously under contract with the Company assumed the role previously managed by Savoy. The international manager contract defines the commissions structure and other requirements of the relationship, including the responsibility of an international manager for all of its expenses and the subagents' debit balances.

         (12)    INCOME TAXES.

         A reconciliation of Federal income tax expense computed by applying the Federal income tax rate of 35% in 1995 and 34% in 1994 and 1993 to income before Federal income tax expense for the years ended December 31, 1995, 1994 and 1993 follows:

                                                                                       1993
                                                       1995            1994        (AS RESTATED)
                                                   ------------    ------------    ------------
Computed normal tax expense                        $  1,313,049    $  1,960,743    $  2,543,237
Small life insurance company deduction                 (423,084)       (437,489)       (446,313)
Change in valuation allowance                           (62,355)           --              --
Decrease in beginning of the year balance of the
 valuation allowance for deferred tax assets               --              --          (286,422)
Amortization of excess of costs over net assets
 acquired                                               109,041          63,228          47,267
Other                                                    64,705           5,850          95,946
                                                   ------------    ------------    ------------

Federal income tax expense                         $  1,001,356    $  1,592,332    $  1,953,715
                                                   ============    ============    ============

         Income tax expense for the years ended December 31, 1995, 1994 and 1993 consists of:

                                                           1993
                           1995            1994        (AS RESTATED)
                       ------------    ------------    ------------
Current                $  1,982,424    $  1,975,527    $  1,678,269
Deferred                   (981,068)       (383,195)        275,446
                       ------------    ------------    ------------

   Total               $  1,001,356    $  1,592,332    $  1,953,715
                       ============    ============    ============

         For the years ended December 31, 1995, 1994 and 1993, a valuation allowance of $62,355, $0, and $286,428, respectively, are included as a component of deferred income tax expense.

         The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1995 and 1994 are presented below.

                                               1995            1994
                                           ------------    ------------
Deferred tax assets:
  Future policy benefit reserves           $ 10,804,429    $  9,930,982
  Net operating loss carryforwards              498,248          89,249
  Investments, available for sale                  --         1,528,927
  Other                                       1,007,634         418,240
                                           ------------    ------------

    Total gross deferred tax assets          12,310,311      11,967,398
    Less valuation allowance                    440,134            --
                                           ------------    ------------

    Net deferred tax assets                  11,870,177      11,967,398
                                           ------------    ------------

Deferred tax liabilities:
  Deferred policy acquisition costs           9,315,657       9,392,481
  Cost of insurance acquired                  2,557,761         772,434
     Investments available for sale             757,423            --
  Other                                       1,612,080         281,187

    Total gross deferred tax liabilities     14,242,921      10,446,102
                                           ------------    ------------

    Net deferred tax asset (liability)     $ (2,372,742)   $  1,521,297
                                           ============    ============

         The Company and its subsidiaries have net operating losses at December 31, 1995 available to offset future taxable income of approximately $4,300,000 for Federal income tax and $227,000 for Federal alternative minimum tax purposes which expire through 2008. The net operating loss carryforward is subject to limitations under Section 382 of the Internal Revenue Code.

         At December 31, 1995, the Company had accumulated approximately $2,315,000 in its "policyholders' surplus account." This is a special memorandum tax account into which certain amounts not previously taxed, under prior tax laws, were accumulated. No new additions will be made to this account. Federal income taxes will become payable thereon at the then current tax rate (a) when and if distributions to the shareholder, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income; or (b) when a company ceases to be a life insurance company as defined by the Internal Revenue Code and such termination is not due to another life insurance company acquiring its assets in a nontaxable transaction. The Company does not anticipate any transactions that would cause any part of this amount to become taxable. However, should the balance at December 31, 1995 become taxable, the tax computed at present rates would be approximately $810,000.

         (13)    FAIR VALUE OF FINANCIAL INSTRUMENTS.

         The following information relates to estimated fair values of the Company's financial instruments as of December 31, 1995.

         Fair values for fixed maturities and equity securities were obtained from the National Association of Insurance Commissioners' valuation designations, independent brokers, and published valuation guides. At December 31, 1995, the fair value of bonds are $9,997,219 and $11,196,459, respectively.

         Mortgage loans are secured principally by residential properties. Weighted average interest rate for these loans as of December 31, 1995, was approximately 9.4% with maturities ranging from one to fifteen years. Management believes that reported amounts approximate fair value.

         Student loans are guaranteed by the government. Weighted average interest rate for these loans as of December 31, 1995, was approximately 8.3%. Management believes that the reported amounts approximate fair value as these loans are sold as soon as possible.

         Policy loans have a weighted average interest rate of 7.6% as of December 31, 1995 and 1994 and have no specified maturity dates. The aggregate market value of policy loans approximates the carrying value reflected on the consolidated balance sheet. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

         For cash, certificates of deposit, short-term investments, accrued investment income, premiums and other considerations deferred and uncollected, amounts recoverable from reinsurers, other assets, federal income tax payable, dividends payable, and other liabilities, the carrying amounts approximate fair value because of the short maturity of such financial instruments.

         (14)    QUARTERLY FINANCIAL INFORMATION (UNAUDITED).

         The following table contains selected unaudited consolidated financial data for each quarter.

                                                   1995
                       ------------------------------------------------------------
                          FOURTH           THIRD          SECOND           FIRST
                          QUARTER         QUARTER         QUARTER         QUARTER
                       ------------    ------------    ------------    ------------
Revenues               $ 16,115,722    $ 13,420,798    $ 12,872,679    $ 10,862,138
Expenses                 15,659,326      11,727,114      11,488,128      10,497,876
Other                       (61,739)        (31,757)        (19,262)        (28,407)
Net income                  564,449         901,266       1,017,773         272,883
Net income per share            .03             .05             .06             .02

                                                   1994
                       ------------------------------------------------------------
                          FOURTH           THIRD          SECOND           FIRST
                          QUARTER         QUARTER         QUARTER         QUARTER
                       ------------    ------------    ------------    ------------
Revenues               $ 13,752,088    $ 13,526,681   $ 12,114,056    $  9,763,884
Expenses                 11,982,416      11,810,114     10,461,651       9,190,926
Other                      (160,527)         74,999       (358,273)        499,090
Net income                  878,741       1,447,695        929,361         918,761
Net income per share           0.03            0.09           0.06            0.06

                                                   1993
                       ------------------------------------------------------------
                          FOURTH           THIRD          SECOND           FIRST
                          QUARTER         QUARTER         QUARTER         QUARTER
                       ------------    ------------    ------------    ------------
Revenues               $ 13,568,969   $ 11,038,464   $  9,725,014   $  8,428,649
Expenses                 11,622,467      9,613,840      8,504,857      7,424,860
Other                       338,960      1,346,395        255,299         62,258
Net income                1,649,289      1,631,497      1,336,178        909,429
Net income per share           0.10           0.10           0.08           0.06

SCHEDULE II

CITIZENS, INC. AND SUBSIDIARIES
CONDENSED FINANCIAL INFORMATION OF REGISTRANT

CITIZENS, INC. (PARENT COMPANY)

BALANCE SHEETS
DECEMBER 31, 1995 AND 1994

                                                        1995            1994
                                                    ------------    ------------
Assets:
Investment in subsidiaries                          $ 63,481,741    $ 33,125,422
Accrued investment income                                 24,346          26,589
Real estate                                              287,979         442,148
Cash                                                     884,241         972,320
Notes receivable(1)                                      673,953         726,028
Other assets                                             680,502         642,040
                                                    ------------    ------------

                                                    $ 66,032,762    $ 35,934,547
                                                    ============    ============

Liabilities and Stockholders' Equity
Liabilities:
  Notes payable                                     $    533,333    $    607,182
  Accrued expense and other                              786,439         271,992
                                                    ------------    ------------
                                                    $  1,319,772    $    879,174
Stockholders' equity:
  Common stock:
    Class A                                         $ 44,007,339    $ 21,457,303
    Class B                                              283,262         283,262
  Retained earnings                                   21,216,908      18,466,696
  Unrealized investment gain (loss) of securities
   held by subsidiaries, net                           1,267,747      (2,970,597)
  Treasury stock                                      (2,062,266)     (2,181,291)
                                                    ------------    ------------

                                                      64,712,990      35,055,373
                                                    ------------    ------------

                                                    $ 66,032,762    $ 35,934,547
                                                    ============    ============

---------
(1)  Eliminated in consolidation.



See accompanying independent auditor's report.

CITIZENS, INC. AND SUBSIDIARIES
CONDENSED FINANCIAL INFORMATION OF REGISTRANT

CITIZENS, INC. (PARENT COMPANY)
STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 1995 AND 1994 AND 1993

                                                                                                           1993
                                                                           1995            1994        (AS RESTATED)
                                                                       ------------    ------------    ------------
Revenues:
  Management service fees (1)                                          $  8,068,030    $  6,749,976    $  5,316,157
  Investment income (1)                                                     118,103         131,933         161,036
  Other                                                                      11,551           7,691             417
  Capital (gain) loss                                                        (1,573)       (147,691)           --
                                                                       ------------    ------------    ------------

                                                                          8,196,111       6,741,909       5,477,610
                                                                       ------------    ------------    ------------
Expenses:
  General                                                                 7,713,980       6,189,677       5,416,683
  Interest                                                                   42,113          20,583         106,403
  Taxes                                                                     327,815         263,917        (134,835)
                                                                       ------------    ------------    ------------

                                                                       $  8,082,335    $  6,326,486    $  5,388,251
                                                                       ------------    ------------    ------------

Income (loss) before equity in income of unconsolidated subsidiaries        115,349         563,114          89,359
Equity in income of unconsolidated subsidiaries                           2,634,863       3,611,444       5,437,034
                                                                       ------------    ------------    ------------

      Net income                                                       $  2,750,212    $  4,174,558    $  5,526,393
                                                                       ============    ============    ============

---------
(1)  Eliminated in consolidation.




See accompanying independent auditor's report.

CITIZENS, INC. AND SUBSIDIARIES
CONDENSED FINANCIAL INFORMATION OF REGISTRANT

CITIZENS, INC. (PARENT COMPANY)
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                                                                    1993
                                                                                    1995            1994        (AS RESTATED)
                                                                                ------------    ------------    ------------
Cash flows from operating activities:
  Net income                                                                    $  2,750,212    $  4,174,558    $  5,526,393
  Adjustments to reconcile net loss to net cash used by operating activities:
    Realized gains on sales of investments                                              --           313,796            --
    Depreciation                                                                        --            36,214          32,487
    Equity in net income of unconsolidated subsidiaries                           (3,871,812)     (3,784,819)     (5,420,150)
    Accrued expenses and other liabilities                                           512,568        (290,422)          1,504
    Amounts withheld as trustee                                                        1,879          53,549            --
    Accrued investment income                                                          2,243           1,900           3,004
    Other, net                                                                         2,951        (243,866)        351,152
                                                                                ------------    ------------    ------------

      Net cash provided (used) by operating activities                              (601,959)        260,910         494,390
                                                                                ------------    ------------    ------------

Cash flows from investing activities:
  Capital contribution to subsidiary                                                    --        (5,200,000)           --
  Sale of equity securities                                                             --           174,761            --
  Payments on notes receivable                                                        52,075          51,022          88,775
  Cash acquired in acquisition                                                          --              --              --
  (Purchase) sale of real estate                                                     154,169         216,168          17,387
                                                                                ------------    ------------    ------------

      Net cash provided (used) by investing activities                               206,244      (4,758,049)        106,162
                                                                                ------------    ------------    ------------

Cash flows from financing activities:
  Sale of common stock, net                                                          381,485       5,371,959            --
  Payment on notes payable                                                           (73,849)       (343,746)       (219,836)
      Net cash provided (used) by financing activities                               307,636       5,028,213        (219,836)
                                                                                ------------    ------------    ------------

Net increase (decrease) in cash                                                      (88,079)        531,074         380,716
Cash at beginning of year                                                            972,320         441,246          60,530
                                                                                ------------    ------------    ------------

Cash at end of year                                                             $    884,241    $    972,320    $    441,246
                                                                                ============    ============    ============





See accompanying independent auditor's report.

SCHEDULE IV

CITIZENS, INC. AND SUBSIDIARIES

REINSURANCE
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                       CEDED            ASSUMED                        PERCENTAGE
                                      GROSS          TO OTHER         FROM OTHER          NET           OF AMOUNT
                                      AMOUNT         COMPANIES         COMPANIES         AMOUNT       ASSUMED TO NET
                                  --------------   --------------   --------------   --------------   --------------
Year ended December 31, 1995:
 Life insurance in force          $1,866,954,000   $  290,677,000   $  285,001,000   $1,861,278,000             15.3%
 Premiums
  Life insurance                      47,361,742        2,241,111          306,256       45,426,887              0.7%
  Accident and health insurance          698,206                0                0          698,206             --
                                  --------------   --------------   --------------   --------------   --------------

 Total premiums                   $   48,059,948   $    2,241,111   $      306,256       46,125,093              0.7%
                                  ==============   ==============   ==============   ==============   ==============


Year ended December 31, 1994:
 Life insurance in force          $1,759,915,000   $  285,104,000   $  384,794,000   $1,859,605,000             20.7%
 Premiums:
  Life insurance                      45,294,285        2,309,544          541,370       43,526,111              1.2%
  Accident and health insurance          259,378              128                0          259,250             --
                                  --------------   --------------   --------------   --------------   --------------

 Total premiums                   $   45,553,663   $    2,309,672   $      541,370   $   43,785,361              1.2%
                                  ==============   ==============   ==============   ==============   ==============

Year ended December 31, 1993:
 Life insurance in force          $1,567,840,000   $  303,727,000   $  462,775,000   $1,726,888,000             26.8%
 Premiums:
  Life insurance                      38,431,240        1,939,279        1,106,590       37,598,551              2.9%
  Accident and health insurance          284,656              146                0          284,510             --
                                  --------------   --------------   --------------   --------------   --------------

 Total premiums                   $   38,715,896   $    1,939,425   $    1,106,590   $   37,883,061              2.9%
                                  ==============   ==============   ==============   ==============   ==============




See accompanying independent auditor's report.

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
September 30, 1996 and December 31, 1995

                                                                    (UNAUDITED)
                                                                    SEPTEMBER 30,  DECEMBER 31,
                                                                        1996           1995
                                                                    ------------   ------------
ASSETS
------
Investments:
  Fixed maturities held for investment, at amortized cost (market
     $5,038,500 in 1996 and $5,700,000 in 1995)                     $  5,629,637   $  5,636,785
  Fixed maturities available for sale, at lower of cost or market
     (cost $ 103,896,968 in 1996 and $97,515,359 in 1995)            104,372,404     99,464,551
  Equity securities, at market (cost $89,580 in 1996
     and $23,329 in 1995)                                                 66,252           --
  Mortgage loans on real estate (net of reserve of $145,080
     in 1996 and 1995)                                                 1,777,175      1,910,608
  Policy loans                                                        20,085,373     18,911,275
  Guaranteed student loans (net of reserve of $10,000
    in 1996 and 1995)                                                    290,519        333,387
  Other long-term investments                                            535,084        679,436
  Short-term investments                                               1,475,000      3,088,697
                                                                    ------------   ------------
       Total investments                                             134,231,444    130,024,739

Cash                                                                   7,869,692      4,160,156
Prepaid reinsurance                                                      582,915           --
Reinsurance recoverable                                                2,039,732      1,857,900
Other receivables                                                        573,018      1,219,107
Accrued investment income                                              1,404,529      2,022,809
Deferred policy acquisition costs                                     36,624,955     36,624,448
Cost of insurance acquired                                             7,245,448      7,522,827
Other intangible assets                                                1,680,300      1,820,325
Excess of cost over net assets acquired                               15,147,044     14,045,848
Property, plant and equipment                                          5,618,141      5,546,075
Other assets                                                           1,174,080        642,013

       Total assets                                                 $214,192,098   $205,486,247
                                                                    ============   ============

                                                                     (CONTINUED)

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
September 30, 1996 and December 31, 1995

                                                               (UNAUDITED)
                                                               SEPTEMBER 30,   DECEMBER 31,
                                                                   1996            1995
                                                               ------------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
LIABILITIES:
  Future policy benefit reserves                               $130,873,733    $123,327,377
  Dividend accumulations                                          3,931,803       3,602,706
  Premium deposits                                                2,628,928       1,553,414
  Policy claims payable                                           3,534,764       3,197,291
  Other policyholders' funds                                      2,023,573       1,945,332

       Total policy liabilities                                 142,992,801     133,626,120

  Other liabilities                                               1,625,387       2,001,320
  Commissions payable                                               742,292         692,578
  Notes payable                                                     499,667         772,834
  Federal income tax payable                                              0       1,025,106
  Deferred Federal income taxes                                   1,351,079       2,372,742
  Minority interest                                                  14,954          14,954
  Amounts held on deposit                                           205,686         267,603
       Total liabilities                                        147,431,866     140,773,257

STOCKHOLDERS' EQUITY:
  Common stock:
     Class A, no par value, 50,000,000 shares authorized,
      21,651,161 shares issued in 1996 and 19,178,515 in
      1995, including shares in treasury of 2,078,547 in
      1996 and 2,198,175 in 1995                                 45,713,495      44,007,339
     Class B, no par value, 1,000,000 shares authorized,
      621,049 shares issued and outstanding in 1996 and 1995        283,262         283,262
  Unrealized gain (loss) on investments                             296,835       1,267,747
  Retained earnings                                              22,528,906      21,216,908
                                                               ------------    ------------
                                                                 68,822,498      66,775,256
  Treasury stock, at cost                                        (2,062,266)     (2,062,266)
                                                               ------------    ------------
       Total stockholders' equity                                66,760,232      64,712,990

  COMMITMENTS AND CONTINGENCIES

  Total liabilities and stockholders' equity                   $214,192,098    $205,486,247
                                                               ============    ============

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Three-Months Ended September 30, 1996 and 1995
(Unaudited)

                                                                THREE-MONTHS ENDED SEPTEMBER 30,
                                                                --------------------------------
                                                                      1996            1995
                                                                  ------------    ------------
Revenues:
Premiums                                                          $ 14,619,278    $ 11,661,236
Annuity and Universal Life considerations                              179,468         (14,681)
Net investment income                                                2,177,548       1,774,243
                                                                  ------------    ------------
                                                                    16,976,294      13,420,798

OTHER INCOME AND EXPENSES:
Other income                                                            53,495          43,120
Realized gains (losses) on investments                                  80,667         (63,851)
Interest expense                                                       (14,100)        (11,026)
                                                                       120,062         (31,757)
BENEFITS AND EXPENSES:
Insurance benefits paid or provided:
  Increase in future policy benefit reserves                         2,541,236       2,395,711
  Policyholders' dividends                                             629,079         667,099
  Claims and surrenders                                              7,319,704       4,797,568
  Annuity expenses                                                     168,791         275,813
                                                                    10,658,810       8,136,191

Commissions                                                          3,182,045       2,307,494
Underwriting, acquisition and insurance expenses                     1,973,659       1,514,144
Capitalization of deferred policy acquisition costs                 (2,558,902)     (2,421,047)
Amortization of deferred policy acquisition costs                    2,784,806       2,112,115
Amortization of cost of insurance acquired, excess of cost over
  net assets acquired and other intangibles                             92,434          78,217
                                                                  ------------    ------------
                                                                    16,132,852      11,727,114

  Income before federal income tax                                $    963,504    $  1,661,927

FEDERAL INCOME TAX:
Federal income tax expense                                             317,969         760,661
                                                                  ------------    ------------
NET INCOME                                                        $    645,535    $    901,266
                                                                  ============    ============

PER SHARE AMOUNTS:
  NET INCOME PER SHARE OF COMMON STOCK                            $       0.03    $       0.05
                                                                  ============    ============

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Nine-Months Ended September 30, 1996 and 1995
(Unaudited)

                                                                 NINE-MONTHS ENDED SEPTEMBER 30,
                                                                 -------------------------------
                                                                      1996            1995
                                                                  ------------    ------------
Revenues:
Premiums                                                          $ 39,301,429    $ 32,166,889
Annuity and Universal Life considerations                              272,703          90,229
Net investment income                                                6,582,091       4,898,497
                                                                    46,156,223      37,155,615
OTHER INCOME AND EXPENSES:
Other income                                                            89,573          53,261
Realized gains (losses) on investments                                  93,376         (94,193)
Interest expense                                                       (43,004)        (38,494)
                                                                  ------------    ------------
                                                                       139,945         (79,426)
BENEFITS AND EXPENSES:
Insurance benefits paid or provided:
  Increase in future policy benefit reserves                         6,549,858       7,355,554
  Policyholders' dividends                                           1,733,240       1,780,506
  Claims and surrenders                                             19,283,265      13,791,382
  Annuity expenses                                                     597,466         494,890
                                                                  ------------    ------------
                                                                    28,163,829      23,422,332

Commissions                                                          8,630,952       7,558,495
Underwriting, acquisition and insurance expenses                     6,374,934       4,413,629
Capitalization of deferred policy acquisition costs                 (7,526,271)     (7,919,024)
Amortization of deferred policy acquisition costs                    7,525,764       5,982,918
Amortization of cost of insurance acquired, excess of cost over
  cost over net assets acquired and other intangibles                  858,709         254,768
                                                                  ------------    ------------
                                                                    44,027,917      33,713,118

  Income before federal income tax                                   2,268,251       3,363,071

FEDERAL INCOME TAX:
Federal income tax expense                                             956,253       1,171,149
                                                                  ------------    ------------
NET INCOME                                                        $  1,311,998    $  2,191,922
                                                                  ============    ============

PER SHARE AMOUNTS:
  NET INCOME PER SHARE OF COMMON STOCK                            $       0.07    $       0.12
                                                                  ============    ============

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Three-Months Ended September 30, 1996 and 1995
(Unaudited)

                                                                THREE-MONTHS ENDED SEPTEMBER 30,
                                                                --------------------------------
                                                                     1996            1995
                                                                 ------------    ------------
Cash flows from operating activities:
  Net gain                                                       $    645,535    $    901,266
  Adjustments to reconcile net gain to net cash
     provided by operating activities:
       Accrued investment income                                      514,659         462,836
       Deferred policy acquisition costs                              225,904        (308,932)
       Amortization of cost of insurance acquired, excess cost
      over net assets acquired and other intangible assets             92,434          78,217
       Prepaid reinsurance                                            582,211         565,099
       Reinsurance recoverable                                       (100,152)       (603,398)
       Other receivables                                              162,012         413,952
       Property, plant and equipment                                   78,028         448,926
       Future policy benefit reserves                               2,541,236       2,395,711
       Other policy liabilities                                       244,704         396,080
       Commissions payable and other liabilities                      415,767         274,066
       Amounts paid out as trustee                                    (38,234)        (76,140)
       Federal income tax payable                                           0      (1,161,858)
       Deferred Federal income tax payable                            904,605         510,804
       Other, net                                                    (615,095)        368,283
                                                                 ------------    ------------
          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES          5,653,614       4,664,912

CASH FLOWS FROM INVESTING ACTIVITIES:
  Maturity of fixed maturities                                      1,672,058          20,871
  Sale of fixed maturities available for sale                       3,042,929            --
  Purchase of fixed maturities available for sale                  (8,507,482)    (12,499,332)
  Net change in mortgage loans                                        (31,036)        316,660
  Net change in guaranteed student loans                              (42,640)        (66,187)
  Change in other long-term investments                               106,861        (313,943)
  Cash from merger                                                       --         1,178,600
  Increase in policy loans (net)                                     (226,748)     (1,120,804)
                                                                 ------------    ------------
          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES       $ (3,986,058)   $(12,484,135)
                                                                 ============    ============

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Three-Months Ended September 30, 1996 and 1995
(Unaudited)

                                                              THREE-MONTHS ENDED SEPTEMBER 30,
                                                              --------------------------------
                                                                   1996            1995
                                                               ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Sale of stock                                                $     81,047    $       --
  Repayment of note payable                                         (49,433)         (7,000)
     NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                31,614          (7,000)

  NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS      1,699,170      (7,826,223)
  Cash and short term investments at beginning of period          7,645,522      12,768,969


  CASH AND SHORT TERM INVESTMENTS AT END OF PERIOD             $  9,344,692    $  4,942,746
                                                               ============    ============

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Nine-Months Ended September 30, 1996 and 1995
(Unaudited)

                                                                                NINE-MONTHS ENDED SEPTEMBER 30,
                                                                                -------------------------------
                                                                                     1996            1995
                                                                                 ------------    ------------
Cash flows from operating activities:
  Net gain                                                                       $  1,311,998    $  2,191,922
  Adjustments to reconcile net gain to net cash provided by
    operating activities:
       Accrued investment income                                                      618,280         160,643
       Deferred policy acquisition costs                                                 (507)     (1,936,106)
       Amortization of cost of insurance acquired, excess cost over net assets
          acquired and other intangibles                                              858,709         254,768
       Prepaid reinsurance                                                           (582,915)       (643,754)
       Reinsurance recoverable                                                       (181,832)       (614,971)
       Other receivables                                                              646,089         591,153
       Property, plant and equipment                                                  (72,066)       (197,444)
       Future policy benefit reserves                                               6,549,858       7,355,554
       Other policy liabilities                                                     1,820,325         568,787
       Commissions payable and other liabilities                                     (326,219)        (13,354)
       Amounts paid out as trustee                                                    (61,917)       (116,302)
       Deferred Federal income tax                                                 (1,021,663)        (33,799)
       Federal income tax payable                                                  (1,025,106)       (341,527)
       Other, net                                                                    (919,761)        125,357
                                                                                 ------------    ------------
          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                          7,613,273       7,350,927
                                                                                 ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Maturity of fixed maturities                                                      4,985,682       5,982,417
  Sale of fixed maturities available for sale                                      15,214,840      22,718,636
  Purchase of fixed maturities available for sale                                 (24,896,186)    (35,064,718)
  Net change in mortgage loans                                                        133,433         700,996
  Net change in guaranteed student loans                                               42,868         (27,173)
  Cash from merger                                                                     78,436       1,178,600
  Change in other long-term investments                                               144,352             545
  Increase in policy loans (net)                                                   (1,174,098)     (2,231,831)
                                                                                 ------------    ------------

          NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                       $ (5,470,673)   $ (6,742,528)
                                                                                 ============    ============

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Nine-Months Ended September 30, 1996 and 1995
(Unaudited)

                                                         NINE-MONTHS ENDED SEPTEMBER 30,
                                                         -------------------------------
                                                               1996            1995
                                                           ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowed funds                                           $          0    $    175,000
  Repayment of note payable                                    (273,167)       (100,540)
  Sale of stock                                                 226,406               0
                                                           ------------    ------------
     Net cash provided (used) by financing activities           (46,761)         74,460

  NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS             2,095,839         682,859
  Cash and short term investments at beginning of period      7,248,853       4,259,887
                                                           ------------    ------------
  CASH AND SHORT TERM INVESTMENTS AT END OF PERIOD         $  9,344,692    $  4,942,746
                                                           ============    ============

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 1996

(1)    Financial Statements

       The balance sheet for September 30, 1996, the statements of operations for the three- and nine-month periods ended September 30, 1996 and 1995, and the statements of cash flows for the three- and nine-month periods then ended have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and changes in cash flows at September 30, 1996, and for comparative periods presented have been made.

       Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 1995 annual 10-K report filed with the Securities and Exchange Commission. The results of operations for the period ended September 30, 1996 are not necessarily indicative of the operating results for the full year.

(2)    Merger and Exchange

       On December 9, 1995, Citizens announced that it had signed definitive written agreements for the acquisition of Insurance Investors & Holding Co., a Peoria, Illinois based life insurance holding company. The agreement provided that following the acquisition by Citizens, Investors' shareholders will receive one share of Citizens Class A Common Stock for each eight shares of Investors Common Stock owned. Additionally, Citizens will acquire all shares of Central Investors Life Insurance Company, a subsidiary of Insurance Investors & Holding, not wholly-owned by Insurance Investors, based upon an exchange ratio of one share of Citizens Class A Common Stock for each four shares of Central Investors owned. Following approval by the Illinois Department of Insurance and the stockholders of Investors and Central, closing occurred on March 12, 1996. The transaction involved issuance of approximately 171,000 of Citizens Class A shares and was accounted for as a purchase.

(3)    Proposed Merger and Exchange

       On October 28, 1996, the Company announced that it had signed definitive written agreements for the acquisition of American Investment Network, Inc. (American Investment), a Jackson, Mississippi, based life insurance holding company with $7.5 million in assets, $3.4 million of stockholders' equity, revenues of $3.2 million and $67 million of life insurance in force.

       The American Investment agreement provides that following the acquisition by the Company, American Investment shareholders will receive 1 share of Citizens Class A Common Stock for each seven and two-tenths (7.2) shares of American Investment Common Stock owned. The Company expects to issue approximately 700,000 Class A shares in connection with the transaction, which will be accounted for as a purchase. The companies will continue to operate in their respective locations under a combined management team with consolidation of computer data processing on Citizens' system. The agreement is subject to approval by American Investment's shareholders and regulatory authorities.

MARKET PRICES

       Citizens Class A Common Stock is traded on the American Stock Exchange ("AMEX") under the symbol "CIA." The high and low prices per share as supplied by the AMEX Monthly Statistical Report are as follows.

                            1996              1995              1994
                       ---------------   ---------------   ---------------
       QUARTER ENDED    HIGH     LOW      HIGH     LOW      HIGH     LOW
                       ------   ------   ------   ------   ------   ------
       March 31        $ 9.25   $ 8.25   $ 9.25   $ 7.13   $ 8.00   $ 7.75
       June 30           8.94     5.13     9.69     8.25     8.25     8.12
       September 30      8.13     5.88    15.63     7.25     8.38     7.63
       December 31       9.75     7.69     9.88     8.06     9.13     7.63

       The approximate number of record owners of Citizens Class A Common Stock is 15,000. Citizens has not paid a cash dividend and does not expect to pay cash dividends in the foreseeable future.

CERTAIN SECURITY OWNERSHIP OF CITIZENS

       The following table sets forth information regarding the persons known to Citizens to be the beneficial owners of more than 5% of Citizens Class A and Class B Common Stock as of the date of this Proxy-Information Statement.

                            Shares Owned and
Name and Address            Nature of Ownership          Percent of Class
----------------            -------------------          ----------------
Harold E. Riley             5,460,671 Class A                  28.4%
P.O. Box 149151             direct and indirect(1)
Austin, TX                  621,049 Class B indirect(1)       100.0%

Marjorie D. Riley           1,060,000 Class A direct(2)         5.7%
3410 Tripp
Amarillo, TX

---------
(1)    See footnote (1) in the table immediately below.
(2)    In record name.

       The following table sets forth information as of the date of this Proxy-Information Statement with regard to the beneficial ownership of Citizens common shares by each director, the named executive officers and by the executive officers and directors as a group.

                     Shares Owned and
Name and Address     Nature of Ownership                        Percent of Class
----------------     -------------------                        ----------------
Harold E. Riley      5,460,671 Class A direct and indirect (1)            28.4%
                     621,049 Class B indirect (1)                        100.0

Rick D. Riley        356,350 Class A direct and indirect (2)               1.7

                                                                         (CONTINUED)
                          Shares Owned and
Name and Address          Nature of Ownership                      Percent of Class
----------------          -------------------                      ----------------
Randall H. Riley          109,064 Class A direct and indirect (4)         (3)

Timothy T. Timmerman      42,237 Class A direct                           (3)

Charles E. Broussard      37,041 Class A direct                           (3)

Flay F. Baugh             34,459 Class A direct and indirect (5)          (3)

Joe R. Reneau, M.D.       32,652 Class A direct                           (3)

T. Roby Dollar            31,652 Class A direct and indirect (6)          (3)

Ralph M. Smith, Th.D.     19,547 Class A direct and indirect (7)          (3)

William P. Barnhill       -0-                                             (3)

Steven F. Shelton         1,886 Class A direct                            (3)

John K. Drisdale, Jr.     -0-                                             (3)

Clayton D. Dunham         250 Class A direct                              (3)

Mark A. Oliver            180 Class A direct                              (3)

All executive officers    6,125,989 Class A direct and indirect          31.7
and directors as a group  621,049 Class B direct                        100.0
(14 persons)

---------
(1) Owns 5,205,184 shares of Class A Common Stock directly and spouse owns 255,487 shares of Class A Common Stock. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 621,049 issued and outstanding shares of Class B Common Stock.

(2) Son of Harold E. Riley. Owns 264,382 shares of Class A Common Stock directly, 14,100 shares of Class A Common Stock as joint tenant with spouse, and 77,868 shares of Class A Common Stock indirectly as trustee for minor children.

(3)    Less than one percent (1%).

(4) Son of Harold E. Riley. Owns 99,785 shares of Class A Common Stock directly, 2,000 shares of Class A Common Stock as joint tenant with spouse, and 5,958 shares of Class A Common Stock indirectly as trustee for minor children; spouse owns 1,321 shares of Class A Common Stock.

(5) Owns 8,873 shares of Class A Common Stock directly and 25,586 shares of Class A Common Stock as joint tenant with spouse.

(6) Owns 16,652 shares of Class A Common Stock directly and spouse owns 15,000 shares of Class A Common Stock.

(7) Owns 10,863 shares of Class A Common Stock directly and spouse owns 8,684 shares of Class A Common Stock.

       Citizens is not aware of any arrangement, including any pledge by any person of securities of Citizens, the operation of which may at a subsequent date result in a change in control of Citizens.

MANAGEMENT OF CITIZENS

       DIRECTORS. The following table sets forth certain information regarding the directors of Citizens.

                                         Principal                                     Director
Name                          Age        Occupation                                    Since
----                          ---        ----------                                    ---------
Flay F. Baugh                 82         Investments                                   1989
                                         Temple, Texas

Charles E. Broussard          70         Rancher/Farmer                                1996
                                         Kaplan, Louisiana

Steven F. Shelton             40         Farmer/Rancher                                1993
                                         Lamar, Colorado

Timothy T. Timmerman          35         President, Texas Cable Systems                1989
                                         Inc., TCSI-Huntsville and
                                         Timmerman Investments, Inc.
                                         Round Rock, Texas

T. Roby Dollar                58         Vice Chairman, Chief                          1993
                                         Actuary of Citizens
                                         Austin, Texas

Joe R. Reneau, M.D.           64         Physician, Medical Consultant                 1989
                                         Austin, Texas

Harold E. Riley               68         Chairman of the Board, President              1987
                                         and Chief Executive Officer of Citizens
                                         Austin, Texas

Randall H. Riley (1)          41         Vice Chairman, Chief Operating                1993
                                         Officer of Citizens
                                         Austin, Texas

Rick D. Riley (1)             42         Executive Vice President,                     1989
                                         Electronic Systems of Citizens
                                         Austin, Texas

Ralph M. Smith, Th.D.         65         Pastor Emeritus                               1993
                                         Hyde Park Baptist Church
                                         Austin, Texas

---------
(1) Son of Harold E. Riley. There are no other family relationships between or among Board members and the Executive Officers of Citizens.

       FLAY F. BAUGH, Investments; President, Baugh's Inc., Temple, Texas, a company engaged in shoe manufacturing, from 1954 to present; Director of Citizens Insurance Company of America, former parent of Citizens, from 1978 to 1988. Director of Citizens from 1989 to present.

       CHARLES F. BROUSSARD, rancher and farmer; Director of American Liberty Financial Corporation and American Liberty Life Insurance Company from 1977 and 1978, respectively, to present; Director of Universal Fabricators, Inc. a company engaged in steel fabrication, from 1980 to present; President of Inexpo, LA Livestock Sanitary Board Commission from 1988 to present; Director for Acadian District Livestock Show from 1992 to present; Member of the Wetlands Task Force from 1992 to present; and Vice President of the Midwinter Fair Association from 1993 to present. Director of Citizens from 1996 to present.

       T. ROBY DOLLAR, Vice Chairman, Chief Actuary of Citizens and its affiliates from 1994 to present; President of Citizens and its affiliates from 1992 to 1994; Executive Vice President and Chief Actuary of Citizens and its affiliates from 1987 to 1992.

       JOE R. RENEAU, M.D., Physician - Medical Consultant, Abbott Laboratories, Austin, Texas, from 1987 to present and IBM, Austin, Texas, from 1992 to present; Medical Director of Citizens and its affiliates from 1987 to present.

       HAROLD E. RILEY, controlling shareholder of Citizens; Chairman of Citizens Board and its affiliates from 1994 to present; Chairman of the Board and Chief Executive Officer of Citizens and its affiliates from 1992 to present; Chairman of the Board, Chief Executive Officer and President of Citizens and its affiliates, from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company from 1989 to 1992.

       RANDALL H. RILEY, Vice Chairman and Chief Operating officer of Citizens from 1995 to present; Vice Chairman and Chief Executive Officer of Citizens and its affiliates from 1994 to 1995; Vice Chairman and Marketing Director of Citizens, from 1993 to present; General Manager, Negocios Savoy, S.A. from 1989 to 1993. Director of Citizens from 1993 to present.

       RICK D. RILEY, Executive Vice President of Citizens from 1995 to present; Executive Vice President and Chief Operating Officer of Citizens from September 1995 to October 1995; Chief Administrative Officer of Citizens and its affiliates from 1994 to June 1995, and President thereafter until September 1995; Executive Vice President and Chief Operating Officer of Citizens and its affiliates from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. from 1991 to 1992; Executive Vice President, Data Processing, of Citizens and its affiliates from 1987 to 1991; Executive Vice President, CILIC from 1989 to 1992.

       STEVEN F. SHELTON, Rancher and farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Director of Citizens from 1993 to present.

       RALPH M. SMITH, Th.D., Pastor Emeritus, Hyde Park Baptist Church, Austin, Texas, from 1960 to March 1996. Director of Citizens from 1989 to 1990 and 1993 to present; Advisory Director of Citizens from 1991 to 1993.

       TIMOTHY T. TIMMERMAN, President, Texas Cable Systems, Inc.; President, TCSI-Huntsville; President, Northeast Cablevision, Inc.; President, Timmerman Investments Inc., Round Rock, Texas, from 1984 to present. Director of Citizens from 1989 to present.

       No director of Citizens is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

       EXECUTIVE OFFICERS. The following table sets forth certain information concerning the executive officers of Citizens. Executive officers are elected annually by the Citizens Board at the first meeting of the Citizens Board following the Annual Meeting of Shareholders of Citizens:

Name                        Age    Position(s)
----                        ---    -----------
Harold E. Riley (1)         68     Chairman of the Board, President and Chief
                                   Executive Officer

Randall H. Riley (2)        41     Vice Chairman and Chief Operating Officer

T. Roby Dollar (1)          57     Vice Chairman, Chief Actuary and Assistant
                                   Treasurer

Rick D. Riley (3)           42     Executive Vice President

Mark A. Oliver (1)          38     Executive Vice President, Chief Financial
                                   Officer and Secretary/Treasurer

Clayton D. Dunham (4)       52     Senior Vice President and Director of
                                   Marketing

John K. Drisdale, Jr. (5)   42     Vice President and Chief Counsel

William P. Barnhill (6)     45     Vice President and Controller

---------
(1) Messrs. H. Riley, Dollar, and Oliver have served since 1987. They hold similar positions in affiliated subsidiaries. Messrs. H. Riley and Oliver are also members of the First American Board.

(2) Randall H. Riley has served since September 1993 and holds similar positions in affiliated subsidiaries. Prior to 1993, he served as General Manager for Negocios Savoy, S.A., a marketing company. He is also a member of the First American Board.

(3) Rick D. Riley has served from 1987 to 1991 and 1992 to present and holds similar positions in affiliated subsidiaries. From 1991 to 1992, he was President of Computing Technology, Inc. He is also a member of the First American Board.

(4) Clayton D. Dunham was named Senior Vice President and Director of Marketing of Citizens and its affiliates in November 1994. From 1990 to 1994, he served as President of DIA International. From 1987 through 1990, he was General Manager of Negocios Savoy, S.A.

(5) John K. Drisdale, Jr., joined Citizens in December 1995 as Vice President and Chief Counsel. From 1987 to 1992, he was Vice President and General Counsel of Exeter Holdings Corp., an acquisition and investments company. In 1992, Mr. Drisdale entered private law practice as a partner in Forman, Perry, Watkins & Krutz. In 1993, he started the law firm of Drisdale & Lindstrom PLLC from which he joined Citizens.

(6) William P. Barnhill has served as Vice President and Controller of Citizens since June 1996. From 1975 to 1981 he was Manager of Central Disbursing of American General Insurance Company.

       From 1981 until joining Citizens, he was Senior Vice President and Treasurer of Western General Life Insurance Company.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

       The following table presents the aggregate compensation which was earned by the Chairman and the Chief Executive Officer of Citizens for each of the past three years, for Citizen's four most highly compensated executive officers other than the Chief Executive Officer (Harold E. Riley) for 1996 and for all other officers whose aggregate compensation exceeded $100,000 in 1995. No other employee of Citizens earned total annual salary and bonus in excess of $100,000 prior to 1994.

                         SUMMARY OF COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                                          ----------------------
                                                    ANNUAL COMPENSATION                   AWARDS          PAYOUTS
                                            ---------------------------------------     -----------       -------
                                                                                        RESTRICTED
                                                                       OTHER ANNUAL       STOCK  OPTIONS  LTIP     ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY            BONUS    COMPENSATION     AWARD(S) SARS     PAYOUT  COMPENSATION
----------------------------        ----    ------            -----    ------------     -------- ----     ------  ------------
Harold E. Riley, Chairman
  and CEO                           1996    $325,000          N/A            N/A         N/A     N/A      N/A      $12,268 (1)
                                    1995    $312,700          N/A            N/A         N/A     N/A      N/A      $ 3,761 (1)
                                    1994    $260,616          N/A            N/A         N/A     N/A      N/A      $ 6,691 (1)

Randall H. Riley,                   1996    $160,200          N/A            N/A         N/A     N/A      N/A      $ 4,514 (1)
Vice Chairman and Chief             1995    $161,431          N/A            N/A         N/A     N/A      N/A      $ 4,415 (1)
  Operating Officer                 1994    $150,200          N/A            N/A         N/A     N/A      N/A          N/A

Clayton Dunham, Senior VP and
  Director of Marketing             1996    $143,533          N/A            N/A         N/A     N/A      N/A      $ 3,083 (1)
                                    1995    $120,200          N/A            N/A         N/A     N/A      N/A          N/A

Steve Rekedal (2)                   1995    $120,200          N/A            N/A         N/A     N/A      N/A      $ 3,078 (1)

James I. Dunham (3)                 1996    $150,000          N/A            N/A         N/A     N/A      N/A          N/A

Rick D. Riley, Executive
  Vice President                    1996    $107,680          N/A            N/A         N/A     N/A      N/A      $10,709 (1)

---------
(1) Profit-sharing plan allocation made in year indicated for the preceding year. The determinations for 1996 are not expected to be made until mid 1997.
(2) Mr. Rekedal, formerly Executive Vice President, resigned effective December 31, 1995.
(3) Mr. Dunham, formerly Vice Chairman, resigned in November 1996. Messrs. R.H. Riley and Clayton Dunham have employment contracts with Citizens terminable by either party on 30 days or less notice without severance pay or similar benefits. Harold E. Riley does not have an employment contract with Citizens.

       All employees of Citizens are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of two years' service and employees become fully vested after several years' service. During 1993, no contributions to the plan were made. Citizens made $50,000 annual contributions to the plan in 1994 and 1995 and a $100,000 contribution in 1996. Messrs. H.E. Riley, R.H. Riley, R.D. Riley, C. Dunham and Rekedal had $68,099, $64,670, $1,785, $0 and $615,
respectively, vested under the plan as of December 31, 1995, the last allocation date.

       The members of Citizens Board who are not officers of Citizens are paid $300 per meeting, while Committee members who are not officers are paid $150. Total directors' fees paid during 1996 were approximately $4,500. Messrs. Reneau and Smith were paid $15,000 and $1,800, respectively, in each of 1995 and 1996 for services performed as consultants to Citizens.


SOURCE OF CITIZENS SHARES

       The Citizens Class A Common Stock which will be transferred in the Exchange will have been issued to CICA. The Citizens shares, when delivered pursuant to the Exchange Agreement, will be duly authorized and validly issued, fully paid and non-assessable.

                   RIGHTS OF AMERICAN DISSENTING SHAREHOLDERS
                         TO RECEIVE PAYMENT FOR SHARES

       The following is a summary of dissenters' rights available to shareholders of American, which summary is not intended to be a complete statement of applicable Mississippi law and is qualified in its entirety by reference to Article 13 of the Mississippi Business Corporation Act, set forth in its entirety as Appendix B.

       CICA HAS CONDITIONED THE EXCHANGE ON, SUBJECT TO ITS RIGHT TO WAIVE, AND HAS RESERVED THE RIGHT TO ABANDON THE EXCHANGE AGREEMENT IN THE EVENT THAT HOLDERS OF GREATER THAN 2.5% OF THE OUTSTANDING SHARES OF CLASS A AND CLASS B COMMON STOCK OF AMERICAN DISSENT FROM THE EXCHANGE AND SEEK PAYMENT FOR THEIR SHARES IN ACCORDANCE WITH THE MISSISSIPPI BUSINESS CORPORATION ACT.

       PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS. A shareholder of American who wishes to assert dissenters' rights must file with American, prior to or at the Meeting, a written notice of his intent to demand payment for his or her shares if the Exchange is effectuated, and must not vote his or her shares in favor of the Exchange. A shareholder who does not satisfy the foregoing notice requirement will not be entitled to payment for his or her shares under Mississippi law.

       If the Exchange is approved, American will deliver a written dissenters' notice to all shareholders who satisfied the above notice requirements. The notice to dissenters must be sent no later than 10 days after the Effective Date of the Exchange and must: (1) state where the payment demand from the shareholder must be sent and where and when certificates for certificated shares must be deposited; (2) inform holders of uncertificated shares to what extent transfer of shares will be restricted after the payment demand is received; (3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the Exchange and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;
(4) set a date by which American must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice from the shareholder is delivered to American; and (5) be accompanied by a copy of
Article 13 of the Mississippi Business Corporation Act.

       A shareholder sent a dissenters' notice from American must demand payment, certify he or she acquired beneficial ownership of the shares before the date required to be set forth in the notice from American and deposit his or her certificates in accordance with the terms of the notice from American.
A shareholder who demands payment and deposits his or her shares will retain all other rights as a shareholder until his or her rights are canceled or modified by the Exchange becoming effective. A shareholder who does not demand payment or deposit his certificates where required, each by the date set in the notice sent by American, will not be entitled to payment for his or her shares under the Mississippi Business Corporation Act.

       Except for after acquired shares of a shareholder, as soon as the Exchange is effective, or upon receipt of a payment demand, American will pay to each dissenter who complied with the Mississippi Business Corporation Act the amount American estimates to be the fair value of the shares of the dissenting shareholders, plus accrued interest. The payment must be accompanied by: (1) a balance sheet of American as of December 31, 1995 or 1996, an income statement for such year or years, a statement of changes in shareholders' equity for such year and the latest available interim financial statements of American, if any; (2) a statement of the estimate of American of the fair value of the shares; (3) an explanation of how interest was calculated; (4) a statement of the right of the dissenter to demand payment if the shareholder is dissatisfied with the payment or offer; and (5) a copy of
Article 13 of the Mississippi Business Corporation Act.

       If American does not effect the Exchange within 60 days after the date set for demanding payment and depositing share certificates, American will return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. If, after returning deposited certificates and releasing transfer restrictions, American effects the Exchange, it must send a new notice to dissenters under Article 13 of the Mississippi Business Corporation Act and repeat the payment demand procedure.

       American may elect to withhold payment required above from a dissenter unless such dissenter was the beneficial owner of the shares before the date set forth in the notice to dissenters as the date of the first announcement to news media or to shareholders of the terms of the Exchange. To the extent American elects to withhold payment as set forth in the foregoing sentence, after the Exchange is effected, American will estimate the fair value of the shares, plus accrued interest, and will pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. American shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how interest was calculated and a statement of the right of the dissenter to demand payment if the dissenter is dissatisfied with the payment or offer.

       A dissenter may notify American in writing of his own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of his estimate (less any payment made theretofore) or reject American's offer and payment of the fair value of his or her shares and interest due if: (1) the dissenter believes that the amount paid or offered is less than the fair value of his or her shares or that the interest due is incorrectly calculated; (2) American fails to make payment in 60 days after the date set for demanding payment; or (3) American, having failed to effect the Exchange, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment. A dissenter waives his or her right to demand payment under the foregoing procedure unless his or her notifies American of his demand in writing within 30 days after American made or offered payment for his or her shares.

       JUDICIAL APPRAISAL OF SHARES. If a demand for payment remains unsettled, American will commence a proceeding within 60 days after receiving the payment demand and petition a court to determine the fair value of the shares and accrued interest. If American does not commence the proceeding within the 60-day period, it will pay each dissenter whose demand remains unsettled the amount demanded. American will commence the proceeding in the chancery court of the county where its principal office is located, Hinds County, Mississippi, and it will make all dissenters whose demand's remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. The jurisdiction of the court in which the proceeding is commenced will be exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend the decision on the question of fair value. The dissenters will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds that fair value of his or her shares, plus interest, exceeds the amount paid by American, or (2) for the fair value, plus accrued interest, of his after acquired shares for which American elected to withhold payment.

       The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against American, except that the court may access costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of counsel and expert for the respective parties in amounts the court finds equitable: (1) against American and in favor of any or all dissenters if the court finds American did not substantially comply with the requirements of the Mississippi Business Corporation Act; or (2) against either American or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Article 13 of the Mississippi Business Corporation Act. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against American, the court may award to the counsel reasonable fees to be paid out of the amounts awarded to dissenters who were benefitted.

                    COMPARISON OF RIGHTS OF SECURITYHOLDERS

       Upon consummation of the Exchange, the holders of issued and outstanding American Class A and Class B Common Stock will receive Citizens Class A Common Stock. The rights of the holders of Citizens shares are governed by Citizens' Articles of Incorporation, its bylaws and Colorado law, while the rights of holders of American shares are governed by American's Articles of Incorporation, its bylaws and Mississippi law. In most respects, the rights of holders of Citizens Class A Common Stock and holders of American Class A or Class B Common Stock are similar. The following is a brief comparison of the rights of the holders of American Class A or Class B Common Stock with those of Citizens Class A Common Stock.

AUTHORIZED SHARES

       The aggregate number of shares which Citizens is authorized to issue is 50,000,000 shares of Class A Common Stock with no par value and 1,000,000 shares of Class B Common Stock , with no par value; of which _______ shares of such Class A Common Stock and 621,049 shares of Class B Common Stock are issued and outstanding, fully paid and non-assessable. These numbers do not include treasury shares.

       The aggregate number of shares which American is authorized to issue is 15,000,000 shares of Class A Common Stock, no par value, and 2,500 shares Class B Common Stock, $1.00 par value, of which 5,021,764 shares of Class A Common Stock are issued and outstanding, fully paid and nonassessable, and 2,500 shares of Class B Common Stock are issued and outstanding, fully paid and nonassessable.

       Both Colorado and Mississippi law allow corporations to authorize one or more classes of stock with or without par value and such designations, preferences, limitations and other rights as allowed by the articles of incorporation.

DIVIDEND RIGHTS

       The cash dividends paid upon each share of Citizens Class A Common Stock is twice the cash dividends paid on each share of Citizens Class B Common Stock. No such differences exist in the dividend rights of American Class A or Class B Common Stock.

       Generally, both Colorado and Mississippi law allow the Board of Directors to declare dividends from time to time as long as such payment of dividends would not make the corporation insolvent or the corporation's net assets after such payment are sufficient that upon dissolution or liquidation the corporation can satisfy any preferential rights of shareholders other than those receiving the dividend.

VOTING RIGHTS

       Those who hold American shares on the date of the Exchange becomes effective will be entitled as a group to hold approximately 697,815 shares of Citizens Class A Common Stock or approximately ___% of Citizens Class A shares that Citizens anticipates will then be outstanding.

       The voting rights of Citizens Class A Common Stock and Class B Common Stock are equal in all respects except that the holders of Class B Common Stock have the exclusive right to elect a simple majority of the members of Citizens' Board of Directors, and the holders of the Class A Common Stock have the exclusive right to elect the remaining directors.

       The holders of American Class A and Class B Common Stock are entitled to one vote for each share of stock held. No holders of Citizens Common Stock have cumulative voting rights in the election of directors; however, the holders of Class A and Class B Common Stock of American have the right to cumulate their votes in the election of directors. The lack of cumulative voting rights with respect to the Citizens Class A Common Stock makes it more difficult for minority groups to effect election of one or more directors to represent their interests.

       The Articles of Incorporation of Citizens provide that when, with respect to any action to be taken by Citizens shareholders the Colorado Business Corporation Act requires the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote thereon, or of any class or series, such action may be taken by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such action. The power to amend the Articles of Incorporation, approve mergers and approve extraordinary asset transfers are all subject to this provision.

       The Mississippi Business Corporation Act provides that, with respect to any action to be taken by American shareholders including, but not limited to shareholder approval of amendments, mergers, consolidations, or asset transfers, such action may be taken by the affirmative vote of a majority of the shares entitled to vote at a meeting called and held on due notice, at which a quorum is present or represented. However, in some circumstances a two-thirds vote may be required, as in the Exchange. Such requirement has been communicated to American by the Mississippi Insurance Department.

       American's bylaws provide that the power to alter, amend, or repeal American's bylaws or to adopt new bylaws is vested in the Board of Directors. However, the Mississippi Business Corporation Act gives shareholders the right to amend and repeal bylaws even if not so provided for in the bylaws themselves. Citizens' Articles of Incorporation provide that Citizens' Board of Directors has the power to enact, alter, amend and repeal Citizens' bylaws not inconsistent with the laws of Colorado or Citizens' Articles of Incorporation, as the Board of Directors deems best for the management of Citizens; however, the Colorado Business Corporation Act gives shareholders the right to amend and repeal bylaws even if not so provided for in the bylaws themselves.

       Special meetings of American shareholders may be called by American's President, its Board of Directors, or the holders of 10% or more of all the American shares entitled to vote. Special meetings of Citizens' shareholders may be called by the Chairman of its Board, the Board of Directors, or the holders of 10% or more of all the Citizens shares entitled to vote. A majority of the shares of the outstanding capital stock entitled to vote constitutes a quorum of shareholders under the bylaws of American. The bylaws of Citizens provide that one-third of the votes entitled to be cast on a matter by a voting group shall constitute a quorum of that voting group. The bylaws of Citizens provide that shareholders can take action without a meeting provided that all the shareholders of the corporation entitled to vote have consented to the action in writing. American's Articles of Incorporation provide that written consents signed by a majority of the voting shares outstanding shall be sufficient to authorize an action without a meeting.

PREEMPTIVE RIGHTS

       Authorized American and Citizens shares may be issued at any time, and from time to time, in such amounts and for such consideration as may be fixed by the Board of Directors of American and Citizens, respectively. No holder of Citizens or American shares has any preemptive or preferential right to purchase or to subscribe for any shares of capital stock or other securities which may be issued by Citizens or American.

LIABILITY OF DIRECTORS

       As authorized by Colorado law, Citizens' Articles of Incorporation contain a provision to the effect that no director of Citizens shall be personally liable to Citizens or any of its shareholders for damages for any breach of duty as a director except to the extent limited by law. The Articles of Incorporation of American contain no such provision; however, the bylaws of American provide broad indemnification of American directors, officers, employees and others.

LIQUIDATION RIGHTS

       In the event of any liquidation, dissolution, or winding up of Citizens, whether voluntary or involuntary, the holders of Citizens common shares are entitled to share, on a share-for-share basis, any of the assets or funds of Citizens which are distributable to its shareholders upon such liquidation, dissolution, or winding up.

       In the event of any liquidation, dissolution, or winding up of American, whether voluntary or involuntary, American common shareholders will be entitled to share, on a share-for-share basis, any of the remaining amounts or funds of American which are distributable to its shareholders upon such liquidating, dissolution or winding up.

ASSESSMENT

       The Citizens shares to be distributed upon consummation of the Exchange will be, upon issuance, fully paid and non-assessable. American shares, for which full consideration has been paid, are fully paid and non-assessable.

                                    EXPERTS

       The consolidated financial statements of American Investment Network, Inc. (formerly Great American Investment Network, Inc.) as of and for the years ended December 31, 1995 and 1994 included in this proxy statement have been audited by Deloitte & Touche, LLP, independent auditors, as stated in their report appearing herein.

       The consolidated financial statements (and the statement schedules) of Citizens, Inc. and subsidiaries as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

       The legal status of the Citizens Class A Common Stock to be distributed pursuant to the Exchange has been passed upon by Jones & Keller, P.C., Denver, Colorado.

                                 OTHER MATTERS

       The American Board does not intend to bring any matters before the Meeting other than those specifically set forth in the notice of meeting accompanying this Proxy-Information Statement and does not know of any matters to be brought before the Meeting by others. If any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the American Board.

                  DEADLINE FOR CITIZENS SHAREHOLDER PROPOSALS

       Any Citizens shareholder who wishes to present a proposal for action at the 1998 Annual Meeting of the Citizens Shareholders must submit his or her proposal in writing by Certified Mail -- Return Receipt Requested, to Citizens, Inc., 400 East Anderson Lane, Austin, Texas 78752, by January 15, 1998.

                        INFORMATION CONCERNING AMERICAN

       American, formerly Great American Investment Network, Inc., was incorporated under Mississippi law on January 15, 1987. American was organized to serve as a parent company of a life insurance company and other subsidiary companies dealing with insurance and financial services. In 1996 the name of American was changed to its present name from "Great American Investment Network, Inc."

       Presently, American owns 100% of the outstanding capital stock of United Security Life Insurance Company, a Mississippi domestic life insurance company ("United") and The Gain Agency, Inc., a Mississippi corporation (the "Agency").


       From the inception of American in January, 1987, until May 1990, American was in a development stage of organizational planning, receiving capital through a private intrastate offering and a public intrastate offering, establishing operating procedures, training a staff in United, acquiring its insurance agency business, and buying and renting an office building. Its principal revenues were from interest on invested capital, rental from the portion of its building rented to outsiders and agency commissions.

       UNITED. Effective December 31, 1994, American purchased Financial Security Life of Mississippi ("FSL"), a Mississippi domestic life insurance company and United and FSL were merged. FSL was the surviving company and simultaneously with the merger the name of the surviving company was changed to United. In compliance with the requirements of the Mississippi Department of Insurance, certain operating transactions of both companies were combined in the annual statutory financial statement for 1994. The statutory gain of United approximated $185,000 in 1994 including the combination. The statutory gain in 1995 was approximately $13,000. On a generally accepted accounting principle basis, net income of United approximated $293,000 in 1995 and $221,000 in 1994.

       As of December 31, 1995, United had $66,528,000 of life insurance in force and $23,655,000 in accidental death benefits. Of the life insurance in force, United reinsured $39,236,000 and retained $27,292,000. The maximum retention by United on any one life for life insurance policies is $20,000. It reinsured all of the accidental death benefit coverage. United had 5,407 accident and health policies with $1,600,000 of annualized premium in-force. Reinsurance is provided for amounts in excess of $25,000 on any one claim in any calendar year on the cancer policy.

       United has approximately 100 full and part time licensed representatives. These agents are licensed to sell life, accident and health insurance products and United will be recruiting additional agents in the nine states it is authorized to sell its products.

       INSURANCE PRODUCTS. United offers customary forms of life insurance, including non-participating whole life, decreasing term, level term policies, and a participating whole life policy. It has begun offering a limited line of supplementary health policies. Its leading life policy in the past has been the "Lifetime Accumulator," a participating whole life insurance policy. This policy differs from the usual offering of life insurance in that the premium is uniform but the amount of insurance varies by the age of the proposed insured. The product is sold, therefore, in premium units rather than in face amount units. While this policy is written only on persons at ages 0 - 40, other life insurance products are offered at ages 0 - 70.

       The Lifetime Accumulator, by being sold at ages less than 40 and in small insurance amounts, does not usually require a medical examination of the proposed insured. Examinations are obtained if the amounts exceed the usual published guidelines of United. These guidelines affect all of its life insurance products. Electrocardiograms, X-rays, blood profiles and urinalysis are obtained. United can, and does, request records from the proposed insured's attending physician, and it obtains investigative consumer reports as well. Applications must be submitted on every proposed insured with questions of a medical nature asked. Also questions regarding driving, habits, hazardous sports and flying are asked. Supplementary questionnaires are also obtained where required on aviation and hazardous avocations. The underwriting department may always request additional information of this nature where indicated by responses on the application.

       Through 1993, United had written primarily the Lifetime Accumulator, which accounted for approximately 98% of premium income. During latter 1993, United shifted its marketing thrust to non-participating ordinary life products and supplementary accident and health products. For 1995, 43% of premium income was from life policies and 57% was from accident and health policies. The persistency of the products has followed United's actuarial projection for the products and lapses have not exceeded the assumptions. It is anticipated that a major portion of the premium revenues in 1996 will come from the accident and health products.

       As mentioned above, United writes various forms of life insurance, and in 1994 and 1995 it developed several new supplementary health insurance products, i.e., cancer, hospital indemnity, mental illness, outpatient sickness, catastrophic illness, emergency accident, intensive care and disability income.

       United plans to mass market these products through various companies employee groups. Premiums will be employer paid or paid through payroll deduction. United has been selective in its acceptance of the life insurance risks. United can issue life insurance on a rated premium substandard basis up through Table 16 (400% extra mortality), but in so doing it will reinsure all of the risk. United only issues through Table 4 (100% extra mortality) on its Lifetime Accumulator policy to improve the mortality and potential profitability on that product line. The substandard risks are those that by reason of health, occupation or avocation fall outside the normal anticipated mortality levels of the general population as developed by the actuarial sciences. United, prior to January 8, 1993, retained $15,000 of life insurance on any one life; on January 8, 1993 it increased its retention to $20,000 on any one life. It reinsures all of its accidental death risk. United also has a reinsurance agreement on its cancer policy which limits its claim risk to $25,000 in any calendar year on any one claim.

       The applications for accident and health policies which United issues are underwritten. Applications or applicants personal medical history records which show pre-existing medical conditions will be declined or the policy will be issued with exclusion endorsements. In those instances where the employer pays a portion of the premium and at least 75% of the employees apply for the coverage, the policies may be issued covering pre-existing conditions.

       United's selling efforts are not usually concentrated on any one economic, occupational, hazard or age group. The Lifetime Accumulator is the only exception, and that is an exception due to limiting the age of proposed insureds to a maximum of 40. As a result of the acquisition of FSL, the marketing territory for United was expanded from three to nine states. The direct sale of policies for the immediate future is limited to Alabama, Arizona, Arkansas, Indiana, Louisiana, Mississippi, Oklahoma, Tennessee and Texas. United's products are generally competitive with those of other insurers in those states.

       United's actual lapse ratios are well within the lapse assumptions used in the development of the liability for future policy benefits.

       United has a conservation program in place where a representative of United contacts any policyholder whose policy has lapsed in an attempt to retain the business. Because the Lifetime Accumulator product was sold primarily to shareholders of American as opposed to sophisticated product shoppers in a competitive environment, no excess lapsation is expected to occur even though dividend reductions have and will occur.

       Substandard life risk will not be offered with the supplementary health insurance products. Standard and substandard life risk are offered separately from the health products. All of United's life policies may be issued substandard whereby an extra premium is charged the insured provided there is an increased mortality risk due to health or life style of the individual. Additionally, a special guaranteed issue whole life policy is offered exclusively to individuals who are substandard risk.

       ADMINISTRATION. The issuance of policies, billing, preparation of commission and production statements, posting of premium payments and serving policyholders through computerized communications has been performed by Wakely & Associates, an unaffiliated service company in Florida. Management developed in 1995 its own data processing equipment and programs for the administration of the accident and health business and is currently developing its own data processing equipment and programs for the life products and general accounting. Actuarial services for the development of new policies and rates are performed by the actuarial firm of Allen Bailey and Associates, Austin, Texas.

       SALES. United's policies are being sold by direct licensed representatives and licensed general agents. None of these agents has underwriting authority. The commissions paid are believed by management to be competitive with commissions paid by other life insurance companies in the states in which United is licensed to operate. United is aware that there is considerable competition for obtaining qualified agents and that it will be competing with well-established life insurance companies for agents to sell its policies. United will also recruit agents from among persons who are not now engaged in the selling of life and accident and health insurance, and United expects to train such agents. United presently has approximately 100 licensed agents. The agents recruited and licensed by United hold licenses with other companies and possibly could sell other companies' policies that are similar in some respects to United's policies. This arrangement is quite common with companies that recruit and license general agents.

       Effective with the acquisition and merger of FSL on December 31, 1994, United became licensed in the states of Alabama, Arizona, Arkansas, Georgia, Indiana, Louisiana, Mississippi, Oklahoma, Tennessee and Texas. United's insurance policies are being submitted to all these states Insurance Departments for approval and agents are being recruited to sell the products in those states, except Georgia, in which United does not meet that states minimum capital and surplus requirements in order to sell its products.

       INVESTMENTS. United invests and reinvests certain of its reserves and other funds. A part of its income will be derived from this source. The investments of United are limited as to type and amount by the Mississippi insurance laws which are designed to insure prudent investment policies.

       The investment of capital, paid-in and operating surplus and other funds of insurers organized under the laws of the State of Mississippi is specified by Mississippi Insurance Code 83-19-51. This statute includes general and specific limitations on investments, records of investments and other matters. The Mississippi insurance law regulating investments and other aspects of the management of insurance companies is designed primarily for the protection of policyholders rather than investors.

       The administration of United's investment portfolio is handled by a committee of its Board of Directors with consultation and advice from experienced professional investment experts from J. C. Bradford and Company. The guidelines used require that bonds, both government and corporate, are of the highest quality and comprise a majority of the investment portfolio. The assets selected are intended to mature in accordance with the average maturity of the insurance products and to provide the cash flow for United to meet its policyholder obligations. The type, quality and mix will enable United to compete effectively in the life insurance marketplace and to provide appropriate interest margins to assure its continued solvency and attain profitability.

       The Mississippi Insurance Code allows an insurance company a lesser premium tax if up to 25% of its investments are invested in the State of Mississippi including Mississippi corporation, state, county, and other subdivision bonds. It is and has been the policy of United to invest its assets in a percentage in excess of the Mississippi requirement, contingent on the availability in the market of these securities, both for purposes of incurring the lower premium tax and returning United's appreciation for the support given to it by the American shareholders and United policyholders.

       In both 1995 and 1994 net investment income represented approximately 9.0%, and 9.5% respectively of American's total revenues. Investment balances which are held principally by United, and investment results for the two years ended December 31, 1995, are as follows:

                                                          Net
       Investments at     Unrestricted                  Investment   Investment
       Amortized Costs        Cash            Total       Income       Yield
       ---------------    ------------     ----------   ----------   ----------
1995      $3,599,517        $121,102       $3,720,619    $294,807      7.6%

1994      $3,432,370        $283,747       $3,716,117    $246,933      7.0%

       Investment yield reflects net investment income on the sum of average invested assets plus average investment income accrued.

       The following table compares United's fixed maturity investment portfolio at amortized cost by investment rating category as of December 31, 1995 and 1994.

                                      12/31/95         Rating             12/31/94            Rating
                                  Class    Amount      Percent       Class        Amount      Percent
                                  -----    ------      -------       -----        ------      -------
U. S. Treasury and other
   government agencies                  $  580,371         22.2                $  403,674         17.3
Public utilities and industrial
   and miscellaneous:
       Class                        1    1,056,888         40.5        1          759,471         32.9
       Class                        2      876,574         33.6        2        1,042,048         44.8
       Class                        3       98,447          3.7        3          118,498          5.0
                                        ----------   ----------                ----------   ----------
                                        $2,612,280        100.0                $2,323,691        100.0

       The ratings used in the above schedule are those used by the Securities Valuation Office of the National Association of Insurance Commissioners and compare generally to the Moody and Standard and Poor's bond ratings as follows:

SVO RATING           MOODY & STANDARD & POOR          QUALITY RATING
----------           -----------------------          --------------
    1                    AAA, AA, A                   Highest Quality
    2                    Baa, BBB                     High Quality
    3                    Ba, BB                       Medium Quality
    4                    B                            Low Quality
    5                    Caa, Ca, CCC, CC             Lower Quality
    6                    CI, D                        In or Near Default

       American has classified all its investments as securities available-for-sale which are carried at fair value. As of December 31, 1995, the unrealized gain of American's available-for-sale security portfolio approximated $48,062 and was presented as a component of stockholders' equity.

       REINSURANCE. As is customary among insurance companies, United will reinsure with other companies portions of the life insurance risks it will underwrite. The two principal types of reinsurance treaties commonly in use in the industry are the "automatic" and the "facultative" agreements. Under an "automatic" treaty, the reinsurer agrees that it will assume liability automatically for the excess over the retention limits on any application acceptable to United. Under a "facultative" treaty, the reinsurer retains the right to accept or reject any reinsurance submitted, after a survey of each individual application. In order to gain advantage of the reinsurer's underwriting experience in evaluating applications for insurance, United may submit some applications for insurance to the reinsurer on a facultative basis, and, if the reinsurer rejects any such application as an unsatisfactory risk, United will also reject the application.

       If the application exceeds United's automatic binding limit, it must send the application and all underwriting papers to the appropriate reinsurer according to the alphabetical split (per the reinsurance treaty) for its underwriting action. The amount of the automatic binding limit is set at $200,000. This limit is ten times United's life retention, and it may be increased as United's retention increases. United may send any application on a facultative basis to the appropriate reinsurer, if after evaluation of the underwriting information, United's underwriter wishes to take advantage of the reinsurer's enlarged data base and experience for additional underwriting input. If the case is rejected by the reinsurer, United must also reject the application.

       The primary purpose of reinsurance agreements is to enable an insurance company to reduce the amount of its risk on any particular policy and, by reinsuring the amount exceeding the maximum amount the insurance company is willing to retain, to write policies in amounts larger than it could without such agreements. The effect of reinsurance is to transfer a portion of the profit, if any, on the insurance ceded to the reinsurer. Even though a portion of the risk may be reinsured, United will remain liable to perform all obligations imposed by the policies issued by it and is liable if its reinsurer should be unable to meet its obligation under the reinsurance agreements. It should be noted that when insurance is reinsured under either a facultative or automatic arrangement, a portion of the premium received on that policy is still utilized to post the required actuarial reserves to cover the risk. United's general policy is to reinsure business with insurance companies with an A.M. Best and Company rating of "A" or better.

       United's life reinsurance is being ceded through automatic and facultative treaties to two unaffiliated insurance companies. These reinsurance companies are Business Men's Assurance Company, Kansas City, Missouri, and Optimum Re, Irving, Texas, both rated "A" by A.M. Best and Company. On September 1, 1993 United entered into a reinsurance agreement with North Western Mutual Life Insurance Company, Minneapolis, Minnesota, to cover claims on its cancer policies in excess of $25,000 in any calendar year on any one claim. It is the practice of United to reinsure all accidental death benefit risks that are written with the Participating Lifetime Accumulator or with other forms of insurance.

       RESERVES. In accordance with the Mississippi insurance laws and regulations under which operates, United has set up actuarially computed reserves as liabilities to meet the obligations on the policies it writes. These reserves are the amounts which, with additions from premiums to be received and with interest on such reserves, compounded annually at certain assumed rates, are calculated to be sufficient according to accepted actuarial principles to meet policy obligations as they mature. The various actuarial factors are determined from mortality tables and interest rates in effect when the policies are issued. The reserves to be included in statutory filings will be valued on a basis that meets the requirements of law in Mississippi.

       REGULATION AND SPECIAL ACCOUNTING PRACTICES RELATING TO LIFE INSURANCE COMPANIES. Mississippi insurance laws and regulations generally govern the accounting practices and prescribe the procedures and forms for financial reports of insurance companies. Reports prepared in accordance with the prescribed statutory accounting practices are primarily intended to insure the ability of an insurance company to meet its obligations to policyholders and do not necessarily reflect going concern value. Balance sheets prepared in accordance with statutory accounting practices are designed primarily to reflect the financial position of insurance companies from the standpoint of solvency. Certain of the prescribed or permitted accounting practices differ in some respects from generally accepted accounting principles (GAAP) followed by other business enterprises in determining financial position and results of operations.

       Basically, a life insurance company's gross income is generated from two sources, premiums and investment income. The cost of placing new policies in force may exceed the premiums received for the first year. In subsequent policy years some of these costs, such as commissions, medical examinations and investigative expenses, are reduced substantially or do not recur. Also, policy lapses and surrenders are generally greater in the first few years that policies are in force. Although the costs of acquiring new business are large and generally not duplicated thereafter, statutory accounting procedures for insurance companies and state laws and regulations designed to protect policyholders provide that the entire amount of acquisition costs must be charged to operations currently, instead of being spread over the life of the policies. As a result of this and other factors, new insurance companies normally show no profit on a statutory accounting basis in their early years of operation.

       The interests of policyholders and of the public in the financial integrity of the life insurance industry make it important and proper that the solvency of life insurance companies be demonstrated to insurance regulatory authorities. Solvency must be continuously demonstrated for a life insurance company to be permitted to offer its services to the public.

       The National Association of Insurance Commissioners has established a model act for insurance companies regarding risk-based capital. Risk based capital is a method of measuring the amount of capital appropriate for an insurance company to support its overall business operations in light of its size and risk profile. It provides a means of setting the capital requirement in which the degrees of risk taken by the insurer is the primary determinant. The four major risks involved are:

       Asset risk:          This is the risk of asset default.

       Insurance risk:      This is the risk of adverse mortality and morbidity
                            experience.

       Interest rate risk:  This is the disintermediation risk of policyholders withdrawing funds.

       Business risk:       This is normal business and management risk.

       A company's risk based capital is calculated by applying a factor to various assets, premium and reserve items, where the factor is higher for those items with greater underlying risk and lower for less risky items. The adequacy of a company's actual capital may then be measured by its risk based capital ratio, that is, the ratio of its total capital, as defined by the formula, to its risk based capital. In addition to providing a new standard for minimum capital, risk based capital standards will be used by regulations to set in motion appropriate regulatory actions relating to insurers which show signs of weak or deteriorating condition. The first level requires company action. The three levels of regulatory action and involvement are:

       Level A: Identifies situations requiring the initial level of regulatory scrutiny.

       Level B: Identifies situations requiring a detailed investigation of the company.

       Level C: Identifies the minimum level of total adjusted capital below which state conservatorship shall be required.

       As of December 31, 1995, United had a statutory-basis paid-in capital and surplus of $2,372,279. This capital and surplus is invested in government obligations, corporate bonds, and other investments currently permitted by the insurance company investment laws of the State of Mississippi.

       Pursuant to the laws and regulations of the State of Mississippi, United is presently required to maintain minimum capital of $400,000 and minimum surplus of $600,000. These minimum requirements may require amendment as a result of recently adopted risk based capital requirements effective for 1993 as issued by the National Association of Insurance Commissioners. The Total Adjusted Capital for United at December 31, 1995 was $2,430,728 and the Risk Based Capital was $107,039. No action is required by United regarding its capital and surplus.

       The insurance laws of the State of Mississippi also provide that a life insurance company will be assessed a lower premium tax if up to 25% of the life company's investments are in Mississippi securities. The management of United has invested its assets in a manner to incur the lower tax rate.

       Statutory accounting requires that the policy reserve liabilities be increased in each year that a policy is in force. The amount of the reserves is recorded as an expense for statutory accounting purposes. Cash received from renewal premiums, net of amounts used for current operations, is invested by a life insurance company in accordance with applicable state law. Income earned on invested assets becomes operating income to the life insurance company to the extent that it exceeds the interest required to be added to reserves.

       The financial statements presented to shareholders, the public, and the Securities and Exchange Commission are required to be prepared in conformity with generally accepted accounting principles. The objective of these statements is to provide reliable financial information about economic resources and obligations of a business enterprise and changes in net resources resulting from its business activities, measured as a going concern. To the extent that the accounting practices prescribed or permitted by state regulatory authorities differ from generally accepted accounting principles, appropriate adjustments will be made including, but not limited to the following:

       1. Premiums are recognized as revenues over the premium-paying period and future benefits and expenses are related to such premium revenues resulting in the recognition of profits over the life of the insurance contracts. This relationship is accomplished by a provision for future policy benefit liabilities and amortization of deferred policy acquisition costs.

       2. Certain assets designated as "non-admitted assets" for statutory purposes (normally office equipment and agents' balances) are included in the balance sheet. In this connection, American will purchase all office equipment and lease it to United at prevailing lease rates for purposes of generating operating revenues for American.

       3. The Asset Valuation Reserve is reclassified as retained earnings rather than as a liability.

       4. Deferred federal income taxes are provided for differences in the timing of recognition of certain items of income or expense for tax and financial statement purposes. These temporary differences relate primarily to different methods of calculating policy reserves, treatment of acquisition costs, and recognition of deferred and uncollected premiums.

       In common with other insurance companies operating in Mississippi, United is subject to the regulation and supervision of the Mississippi Insurance Commissioner. After making application for admission and receiving proper license, United may operate in other states and, at that time, will be subject to regulation and supervision in any other state where it may be permitted to transact business. Such regulation is primarily for the benefit and protection of insurance policyholders rather than shareholders of insurance companies. Broad administrative powers are possessed by the Mississippi Department of Insurance and other supervising agencies. Although the powers differ from state to state, in general they include authority to grant and revoke licenses to transact business, to be an agent, to supervise premium rates, to approve the form of insurance contracts, to supervise the form of financial statements filed with such agency, to regulate capital requirements, to regulate the investment portfolio, to regulate insurable interest on one life and to require the filing of detailed annual reports. United's business and accounts will be subject to examination by the Mississippi Department of Insurance. Such regulation includes the filing of financial statements by United, periodic reporting and examination by the insurance regulatory authorities, and review of transactions between members of the holding company group.

       State laws regulating insurance holding companies such as American may significantly limit the ability of United to pay, or American's ability to cause United to pay or make dividends, loans or advances to American.

       Under insurance guaranty fund laws, insurers doing business in states having such laws can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Mississippi and the other states in which United is licensed have guaranty fund laws and United has been assessed amounts under these laws of $446 for 1995 and $6,446 for 1994. While actual assessments for the last three years have been immaterial, the amount of any future assessments on United under this law cannot be reasonably estimated. State laws provide for carrying the assessed amounts as an asset and amortizing the amount over a five year period by deductions from premium taxes.
Management is not aware of any known uncertainties relating to future assessments that would materially impact American's liquidity or results of operations. Additional discussion regarding the guaranty fund is included in the "Management's Discussion and Analysis."

       Mississippi, in which United is licensed to do business, regulates insurers and their affiliates under insurance holding company legislation. Under such laws, transactions by United with American or any other future affiliates may be subject to prior notice or approval depending on the size of the transaction in relation to their financial position.

       Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, securities regulation concerning insurance products, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles and proposed legislation to more fully subject insurance companies to antitrust laws.

       COMPETITION. The life insurance industry is highly competitive. There are approximately 2,100 life insurance companies in the United States and approximately 750 life insurance companies licensed to do business in Mississippi. Many of them are well-established firms with fine reputations, offering a broader line of insurance policies, having larger selling organizations and having greater financial resources than United. Many of these companies operate on a mutual basis, which may give them a competitive advantage over United on certain types of policies due to the fact that all profits accrue to the policyholders.

       EMPLOYEES. As of December 31, 1995, American had 20 full time and 5 temporary employees. A major portion of American's data processing and accounting functions were performed by a service bureau, Wakely and Associates, Clearwater, Florida (as of April 1, 1996, those functions were assumed by American). Agents marketing United's insurance portfolio are designated by United as independent contractors and are not considered employees.

       THE GAIN AGENCY, INC. (the "Agency"). Prior to April 1995 the Agency was a general insurance agency selling property and casualty insurance for various insurance companies. In April 1995, the Agency sold its inforce business and certain net assets. Prior to this sale, the Agency received commissions from various insurance companies on the premiums collected from the policies sold by the Agency. Commission and other income received by the Agency approximated $65,000 in 1995 and $221,000 in 1994.

       After negotiations between the Agency's management and Mr. John U. White, Jr., the manager of the Agency, an agreement was reached to sell to Mr. White the in-force property and casualty business which had been produced by the Agency. The agreement also included the sale of net book value of certain assets and liabilities in the Agency. After an independent appraisal of the in-force business and the other assets, the Board of Directors approved the sale for the sum of $180,000 and a definitive contract was executed effective April 1, 1995. The gain on disposition and the income (loss) from operations of the Agency have been accounted for as discontinued operations. The Board of Directors has no immediate plans for the future use of the Agency.

       U.S. STAR INTERNATIONAL, INC. On November 5, 1993, American acquired controlling interest in U. S. Star International, Inc., a Cayman Island corporation. This company was acquired to serve as an entity to purchase the foreign reinsurance license in Mexico for United and to serve as the marketing agency for United's international sales operation. United was licensed in Mexico as a foreign reinsurer on March 14, 1994.

       The Board of Directors determined that the objective to get United licensed in Mexico as a foreign reinsurer had been accomplished and that U. S. Star International could not serve any other immediate useful purpose. The Board decided to terminate the Agency's interest in U.S. Star International and a contract was executed to this effect on April 28, 1995. Accordingly, the investment of $30,000 was written off in 1995 as foreign operations marketing expense.

       DESCRIPTION OF PROPERTY. American owns a two story brick building and lot located at 660 Lakeland East Drive, Flowood, Mississippi. There is approximately 13,600 square feet in the building which is leased to United. American and its subsidiaries occupy approximately 7,500 square feet. The remaining space in the building is leased to third party tenants at approximately $8 per square foot per year. As of December 31, 1995, the building and lot had a cost basis of approximately $564,000. The building is being depreciated over 32 years by the straight-line method. Its carrying value as of December 31, 1995 approximated $386,000.

       On December 19, 1994, the mortgage on the property was refinanced with Merchants and Farmers Bank, Brandon, Mississippi. The refinancing allowed American to receive cash of $175,000 from the equity in the property which was used to purchase Financial Security Life of Mississippi. The property received a recent appraisal of $925,000. The mortgage amount at December 31, 1995 was approximately $526,000 with an interest rate of prime plus 1 and 1/2 percent. Principal and interest payments are approximately $5,800 per month. The note is secured by a deed of trust on the building and lot. The rental income received from third party tenants totaled $52,000 in 1995 and $44,000 in 1994.

       The principal provisions of the outside party lease agreements provide for a term ranging from one to five years and the right to terminate the agreement without penalty on and after the first year anniversary by giving 30 days advance written notice. The lessor agrees to give the lessees the right of refusal to obtain a new lease on the premises 120 days prior to the termination date. The leases state the purpose and business of the lessees, the right of the lessor to enter said premises, the utilities and maintenance to be furnished by the lessor and the lessees' covenants to hold the lessor harmless from any liability and expenses arising out of their use of the lease premises.

       There are several commercial office buildings located in the area of the property which have rentable office space. This creates a highly competitive market and there may be periods of time when American is unable to find suitable tenants.

       American carries insurance on the property of $750,000 which represents approximately $200,000 more than the purchase price paid by American. It is management's judgment that there is adequate insurance coverage on the property. The occupancy rate of the property was 100% as of December 31, 1995. The rental income received by American represents approximately 100% of American's revenues excluding the revenues in the subsidiaries. Due to existing net operating loss carry forwards, American is in a non-taxable position and no federal taxes are paid. The tax value is carried at $438,000 with a tax base of approximately $66,000. The realty tax rate is .11510 and the current annual realty taxes approximate $7,000. Management believes that its corporate office building will be adequate for American and its subsidiaries' anticipated growth for the next several years.

LEGAL PROCEEDINGS

       American was a party to legal proceeding filed on December 20, 1990 in the Chancery Court, First Judicial District, Hinds County, Mississippi. The principal parties were: plaintiffs - Tillman Insurance Agency, Inc. and Robert Tillman. The defendants - the Agency, American, Walter L. Shelton, Jesse L. Byrd, and Sam Dunlap. A description of facts underlying the proceeding is as follows: In 1988, the Agency bought the book of business of a general insurance agency in Philadelphia, Mississippi; namely, the Tillman Insurance Agency, Inc. The purchase price was to be 25% of the commission income from the book of business for the life of the plaintiff, Robert Tillman. The commission income was not as great as the plaintiff anticipated and in fact ceased altogether. The plaintiff claims the conduct of the defendants caused this reduction in the commission income and was seeking actual damages of $500,000 and punitive damage of $5,000,000.

       On March 3, 1995, an out of court settlement agreement was executed by all parties wherein the defendants will pay to the plaintiffs the sum of $180,000 including attorneys fees (discounted to a present value of $150,000). An initial amount of $35,000 was paid on the settlement date and the balance will be paid in installments over a period of five years beginning April 1, 1995. Nothing contained in any of the settlement documents is an admission by any party thereto for purposes of the Civil Action. Adequate reserve provisions have been included in the 1994 and 1995 consolidated financial statement of American.

       United is a party to legal proceedings filed on December 5, 1995 with the Circuit Court of Lee County, Mississippi. The principal parties are Donald and Karen Mayo, plaintiffs, and United, defendant. The complaint results from United's denial of a claim for benefits under a policy issued by United. The policy provides benefits for up to 12 outpatient treatments for chiropractic service for an individual and up to 36 for a family. The complainant had 32 treatments. United paid for the first 12 and denied benefits for the additional treatments which is in accordance with the policy provisions. The plaintiff contends she was entitled to benefits for the additional treatments because she purchased a policy with family coverage. The plaintiff is requesting in her suit that she be awarded actual and punitive damages in an amount to be determined by a jury, but no less than $100,000. Legal counsel is unable to render an opinion on the estimated outcome of these matters as they are presently in discovery stage. However, management intends to vigorously defend these matters and, is of the opinion that the ultimate outcome of these matters will not result in a material adverse effect on the consolidated financial statements. Accordingly, no provision for any loss or liability has been provided in the consolidated financial statements of American.

       United is a party to legal proceedings filed on February 5, 1996 in the Circuit Court of Lee County, Mississippi. The principal parties are David Anderson and Marty Stanford, d/b/a Premier Insurance Agency and Chiropractic National Associations, plaintiffs and United, defendant. The plaintiffs were licensed in 1994 with United as insurance agents to solicit and sell insurance policies to pay primarily for chiropractic services. The plaintiffs allege the following: (1) that the defendant refused to pay claims which were owed, (2) that the defendant arbitrarily refused to pay the chiropractic doctors 5% fees claiming that it was illegal, (3) that the defendant placed "riders" on certain of the policies which were so broad to eliminate any coverage at all, (4) that United threatened plaintiffs with potential criminal prosecution if false claims were made of which the purpose for this was to discourage the making of claims. The plaintiffs allege that they have suffered damages because their reputations have been greatly damaged and they have suffered extreme mental anxiety and stress by reason of the defendant's action in these matters. The plaintiffs are claiming for unspecified punitive damages. Legal counsel is unable to render an opinion on the estimated outcome of these matters as they are presently in discovery stage. However, management intends to vigorously defend these matters and, is of the opinion that the ultimate outcome of these matters will not result in a material adverse effect on the consolidated financial statements. Accordingly, no provision for any loss or liability has been provided in the consolidated financial statements of American.

MARKET AND DIVIDENDS ON AMERICAN CLASS A AND CLASS B COMMON EQUITIES AND RELATED STOCKHOLDER MATTERS

       The American Class A Common Stock has been traded on a very limited basis. On January 30, 1996, the National Association of Securities Dealers, Inc. cleared a request to allow the buy and sell transactions of the Class A Common Stock to be displayed on Over-The-Counter Electronic Bulletin Board.
The Over-The-Counter Electronic Bulletin Board is an electronic computer system whereby securities dealers have access to information regarding the trading of shares of various companies' stock. The symbol for the American Class A Common Stock is "GANI." Morgan Keegan and Company has agreed to match buyers and sellers of the stock to the best of their ability in an effort to create a market. None of the American Class B Common stock has traded and there is no market.

       The present policy of American's Board of Directors is to retain funds for the operation and expansion of American and its subsidiaries. There have been no cash dividends paid on the Class A Common Stock or the Class B Common Stock, and the Board of Directors of American has no immediate plans for the payment of dividends but, from time to time will review this policy in light of American's earnings, financial condition and other relevant factors. American currently intends to retain the major portion of any future earnings to finance the development and expansion of its business and does not contemplate the payment of cash dividends in the foreseeable future.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - DECEMBER 31, 1995 AND SEPTEMBER 30, 1996

       OVERVIEW. This section discusses and analyzes American's results of operations, financial condition, and the changes in financial condition. Also included is information regarding American's operation that may not be evident in the financial statements. This analysis should be read in conjunction with American's consolidated financial statements and related notes included below.

       LIQUIDITY AND CAPITAL RESOURCES. American was initially capitalized though a private placement of stock followed by two intrastate stock offerings. A total of $4,481,000, net of commissions and other costs of issuance, was received through these offerings principally for the purchase and capitalization of the insurance subsidiary.

       The capital funds contributed to United were invested in fixed maturities and equity securities with fair values approximating $3,648,000 as of December 31, 1995. The investment income received from these investments (effective yield of 7.6% in 1995) and premiums received from insurance policies represent the primary sources of operating funds for United. Investment income and portions of the asset account provide sources for operating funds as needed. In addition, American receives rental income from the lease of office space in its home office building. Another possible source of operating funds to American is dividends from its subsidiaries. There have been no dividends paid to American by either subsidiary. Mississippi insurance regulations limit the amount of dividends United is permitted to pay without prior approval by the Department of Insurance of the State of Mississippi to the lesser of statutory earnings, as defined to include the prior two years, or 10% of capital and surplus. As of December 31, 1995, approximately $237,000 was available for dividends to American without such approval.

       Management believes that American's retained cash, its investment and lease income, and its source for subsidiary dividends will be sufficient to finance its short term operations and its present forecast of long term needs. In addition, during 1995, American sold the in-force business and certain other net assets of the Agency for $180,000. An initial cash payment was made for $10,000 with monthly principal and interest payments of $2,006 for five years and the balance of approximately $101,000, due at the end of the five years.

       The acquisition of FSL for $175,000 on December 31, 1994 was purchased through the refinancing of American's home office building. The refinancing created a monthly payment of $5,751 and a balloon payment of approximately $441,000 due in December 1999. The settlement of the Tillman lawsuit on March 3, 1995 involved an initial payment of $35,000 and the remainder of $145,000 plus interest, to be paid over a period of five years. Management is not aware of any other significant long term working capital requirements for American. American and its subsidiaries' principal operations, the life insurance industry, is generally not capital intensive. No significant capital expenditures are anticipated in 1996.

       For its principal subsidiary, United, management believes that cash flows from operations and proceeds from investment maturities will be sufficient to finance current and forecasted operations, which do not anticipate significant outlays of cash for ordinary life claim settlements within the next three to five years due to the type of insureds covered. During 1995, United had a significant increase in the volume of accident and health claims as a result of its penetration and emphasis into the limited benefit accident and health insurance business. United anticipates that the volume of accident and health claims will increase in 1996. However, United's positive cash flow and the maturities of investments should provide proceeds more than sufficient for its operations. United has classified its marketable securities as available-for-sale which will provide an additional source of liquidity as needed.

       Since 1993, United has had an aggressive mass marketing program to sell limited benefit accident and health policies the premiums for which are collected through company monthly payroll deduction from the policyholder's employer. Total revenues in 1995 included approximately $1,582,000 of accident and sickness premiums. The accident and health polices in force on December 31, 1995, will generate approximately $1,600,000 in annualized premiums. Management anticipates this program will generate additional sources for liquidity and operational needs for United through increased revenues.

       There are no known trends, events, or uncertainties that will have or that are reasonably likely to have a material effect on American's liquidity, capital resources or operations.

       A regular triennial examination of United was conducted by the Mississippi Department of Insurance in 1994 for the period of January 1, 1990 through December 31, 1993. Recommendations of the examiners had no material effect on the financial or operational conditions of United.

       Neither American nor its insurance subsidiary are a party to any surplus relief reinsurance or any other agreement wherein reserve credits would be disallowed and the likelihood of such an agreement is remote. Further, there are no transaction or items in United's statutory surplus which has enhanced the statutory surplus and which has been eliminated in the preparation of the consolidated GAAP financial statements.

       FINANCIAL CONDITION. Total assets as of December 31, 1995 were $7,487,000, an increase of $743,000 from December 31, 1994. Significant changes within American's composition of assets and liabilities compared to the 1994 year end related principally to (i) a general increase in the fair values of United's fixed maturity and preferred stock securities resulting from market and economic improvements, (ii) the payment of acquisition liabilities resulting from purchase of Financial Security Life of Mississippi (FSL) on December 31, 1994, (iii) the issuance of a note receivable of $170,000 for the sale of the Agency's inforce business and certain net assets, and (iv) anticipated increases in the assets and liabilities related to United's growth in the accident and health insurance market. As of December 31, 1995, United's unrealized gain on marketable securities available for sale increased $423,000.

       Cash and cash equivalents decreased $163,000 as compared to December 31, 1994, excluding cash of the Agency at December 31, 1994 of $31,000 which is included in net assets of discontinued operations. Included in this amount was the payment of accrued acquisition liabilities of approximately $100,000. In addition, restricted cash decreased $161,000 (as well as the corresponding liability included in accounts payable and other liabilities) as a result of the settlement of certain liabilities and contingencies of FSL for which seller funds were escrowed. As of December 31, 1995, United's deferred policy acquisition cost increased $400,000 as compared to December 31, 1994 and future policy benefit and unpaid claims liabilities increased an aggregate of $240,000. While approximately $173,000 of this increase related to anticipated increases in United's life products (principally the Lifetime Accumulator Policy which is a participating policy requiring dividend benefit accruals), the remaining increase of $67,000 related primarily to accident and health products. Other policyholder funds increased principally as a result of dividend accumulations relative to United's participating life policies which increased $190,000.

       In April 1995, American sold all of the inforce business and certain net assets of the Agency to an officer of the Agency for $180,000 of which $170,000 was received in the form of a five-year note. This accounted for the major reason for the increase in notes and accounts receivable and the decrease in net assets of discontinued operations. The note bears interest at 7.50% per annum and is payable in monthly installments of $2,006, including interest, and approximated $164,000 as of December 31, 1995.

       Included in accounts payable and other liabilities as of December 31, 1995, was approximately $55,000 accrued as minimum obligations under an executive compensation plan for two executives. The plan provides for compensation for future and past services in the form of benefits that could range from $20,000 to $100,000 annually for each of the executives over a ten-year period.

       RESULTS OF OPERATIONS. Total revenues for the year ended December 31, 1995 were $3,151,000 compared with revenues of $2,589,000 for 1994 or an increase of $562,000.

       Accident and health premiums represent the principal reason for the increase with premium revenues of $1,582,000 in 1995 compared to $953,000 in 1994. United began issuing accident and health products in latter 1993 and anticipates that this will represent its major market emphasis during 1996. The insurance subsidiary offers limited pay accident and health products principally through a mass marketing payroll deduction process.

       Net investment income increased $48,000 or 19% for 1995 as compared to the prior year and resulted principally from an increase in invested assets and interest income on the note receivable from the sale of the Agency of approximately $7,000.

       Policy benefits and claims increased $160,000 for year ended December 31, 1995 as compared to 1994. This increase is principally related to the growth in accident and health business and increases in dividend benefits related to United's Lifetime Accumulator participating policies. During 1995 accident and health benefits approximated $557,000 and included an increase in accident and health future policy benefit liabilities of $39,000. This compared to total accident and health benefits in 1994 of $458,000.

       Amortization of deferred policy acquisition cost increased $87,000 for 1995 as compared to the same period of the prior year. This increase is due principally to anticipated increases related to the amortization of accident and health acquisition cost which approximated $170,000 in 1995 as compared to $61,000 in 1994.

       Interest expense increased $39,000 as a result of increased mortgage debt from a refinancing in latter 1994 to provide funds for the acquisition of FSL.

       Depreciation and amortization expense increased $40,000 or 129% due to the addition of furniture and fixtures resulting from the growth in the accident and health business. The cost of property, equipment and computer software purchased increased approximately $116,000 in 1995 and $75,000 on December 31, 1994 (for which no depreciation was taken in 1994).

       Other general operating expenses increased approximately $40,000 for 1995 as compared to 1994. This increase was a combination of several factors including an increase in non-deferrable renewal commissions of approximately $65,000 and additional computer and processing cost relative to the growth in the accident and health business as off set by a decrease in insurance department fees when compared to 1994. During 1994, other operating expenses included insurance department fees of $30,000 relative to United's tri-annual insurance department examination. During 1995, American wrote off its remaining investment in U. S. Star, a foreign subsidiary, which approximated $30,000 and was presented as foreign operations marketing expenses. This represented the final cost related to American's efforts at determining the feasibility of marketing products in Mexico. American suspended these efforts due to the current economic conditions in Mexico and the instability of the current Mexican government.

       Management believes that the cash flow generated from insurance operations, investment income and proceeds from sales and maturities of investments will be sufficient to meet American's current and future operating requirements. American is monitoring the volume of new accident and health business written in order to manage the possible cash flow and statutory surplus effects resulting from the related acquisition expenses to secure such business in the first year.

       All insurers licensed to transact a life and health insurance business in Mississippi are members of the Mississippi Life and Health Insurance Guaranty Association. Membership in the association is required as a condition for authority to transact insurance in Mississippi. For the purpose of providing funds necessary to carry out the powers and duties of the association each member insurer is assessed amounts that are required to pay the administrative, legal, and other expenses of the association and assessed amounts necessary to carry out the duties of the association regarding impaired or insolvent insurers operating in Mississippi. While actual assessments during the last two years have been immaterial, future assessments cannot be reasonably estimated. Assessments are based on a factor calculated by the amount of premiums received by each company as it relates to the total premiums collected by all companies operating in Mississippi and the amount of funds needed by the Association. United is subject to assessments by each state's Life and Health Guaranty Association in the states in which it is licensed to operate. Generally, each state will allow a percentage of the assessment as a credit against premium taxes each year until the total of the credits equal the assessment.

       FINANCIAL CONDITION - SEPTEMBER 30, 1996. Total assets as of September 30, 1996 were $7,573,000, which represented an increase of $87,000 when compared to December 31, 1995. Significant changes within the composition of assets and liabilities as compared to its most recent fiscal year end related principally to (i) a general decline in the fair values of fixed maturity and preferred stock securities resulting from market and economic changes, (ii) the payment of contingent liabilities resulting from the purchase of FSL with cash escrowed for such purposes, and (iii) anticipated increases in the assets and liabilities related to the growth in the accident and health insurance market. As of September 30, 1996, the unrealized loss on marketable securities was $65,000 compared to an unrealized gain of $48,000 as of December 31, 1995 or an adverse change of $113,000.

       Restricted cash decreased $95,000 (as well as the corresponding liability included in accounts payable and other liabilities) as a result of the settlement of certain liabilities and contingencies of FSL for which seller funds were escrowed. As of September 30, 1996, deferred policy acquisition cost increased $84,000 as compared to December 31, 1995 and future policy benefit and unpaid claims liabilities increased an aggregate of $319,000. This increase principally related to accident and health products.

       Policyholders' dividend accumulations increased $76,000 and relates to the dividend scale of participating life policies.

       RESULTS OF OPERATIONS. Total revenues for the nine months ended September 30, 1996 were $2,304,000 compared with revenues of $2,379,000 at the same period in 1995 or a decrease of $75,000.

       Accident and health premiums increased during the first nine months of 1996 by $72,000 or 6%. Life premiums, however, continued their decreasing trend and reflected a reduction of $153,000 when compared to 1995. This trend is expected to continue due to the emphasis in accident and health lines. Other income increased in 1996 by $5,000 principally as a result of increased rental income from the home office facility.

       Policy benefits and claims increased $148,000 for the nine month period ended September 30, 1996 over the same period ended September 30, 1995. This increase is principally related to the growth in accident and health business and related claims and increases in dividend benefits related to the Lifetime Accumulator participating policies.

       Amortization of deferred policy acquisition cost increased $63,000 for the nine month period ended September 30, 1996 as compared to 1995. The amortization of deferred policy acquisition cost related to accident and health business increased $14,000 resulting from increases in business volume. The remaining increase of $49,000 resulted from the increase in anticipated lapses and terminations in United's declining life insurance business.

       Salaries and wages reflected a decrease of $74,000 or 13% for the first nine months of 1996. This decrease principally results from the accrual of $55,000 in compensation cost in 1995 as a result of the obligation relative to past services resulting from the adoption of an executive compensation plan in May 1995 and salary continuation payments to certain retired executives in 1995 of $27,000.

       Actuarial and other professional fees decreased from $112,000 for the first nine months of 1995 to $96,000 for the nine months ended September 30, 1996. This $16,000 decrease was the direct result of less legal and actuarial services in 1996. During 1995 legal fees approximated $25,000 and included final billings relative to previously accrued litigation settlements and cost relating to the sale of certain assets. In 1996, legal fees approximated $17,000. Additionally actuarial fees decreased approximately $12,000 due to less cost related to new product development.

       Other general operating expenses increased by $26,000 for the first nine months of 1996 as compared to the same period in 1995. This net increase was a combination of several factors including (i) an increase in non-deferrable renewal commissions of $69,000; (ii) an increase of $31,000 resulting from director fees under the executive compensation plan; (iii) a decrease in the cost of outside computer processing of $51,000 due to a migration to in-house processing; (iv) a decrease in 1996 of $30,000 as compared to 1995 resulting from the write-off of the remaining investment in U.S. Star during the first quarter of 1995, and (v) cost containment measures in controllable expenses.

       Management believes that the cash flow generated from the insurance operations, investment income and proceeds from sales and maturities of investments will be sufficient to meet its current and future operating requirements. Management is monitoring the volume of new accident and health business written in 1996 in order to manage the possible cash flow and statutory surplus effects resulting from the related acquisition expenses to secure such business in the first year.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

       American maintains regular bank checking and money market accounts at a local bank of which one of American's founders and shareholders is a director. This bank also holds the mortgage on American's home office building. No compensation has been paid to this shareholder as a result of these accounts.

       Non-management directors of American and its life insurance subsidiary receive director's fees in the amount of $200 plus reimbursement for out-of-pocket travel expenses in connection with the attendance of each meeting of the Board of Directors. Messrs. Elton Cook, and Shannon Williford, non-management directors, who are members of the Executive and Finance Committees, also receive $500 each month in connection with the monthly or more frequent meetings of the Executive and Finance committees.

       During September 1992, American entered into consulting arrangements with 13 of its original founders who subscribed for stock pursuant to its 1992 intrastate offering for purposes of solicitation of their advice, support and promotion of American through a consulting group. Consulting fees are based upon an 8% return on each respective founder's investment during the 1992 intrastate offering and payable over twelve years. Consulting fees paid approximated $42,000 in 1995 and in 1994. Future consulting fees will be approximately $42,000 annually.

       As indicated above, the primary purpose of the consulting arrangements with American's founders is for American to benefit from the expertise and influence through the advice, support, and promotion of a group of very successful business and professional individuals located in various areas of the State of Mississippi. American invites these founders to an annual meeting at the home office at which the management solicits their advice regarding marketing, investments and various other aspects of its operations. All through the year these founders are contacted by management and sales representatives for their recommendations as to prospects for insurance agents in their communities and applicants for life insurance coverage and, in addition, for property and casualty insurance written through American's subsidiary, the American Agency. During American's stock offerings, numerous stock sales were made as a result of the promotion and recommendations given by these founders. None of the founders received any commission from stock sold during the offering which began October 2, 1991 and ended September 30, 1992.

MANAGEMENT OF AMERICAN

       The following table sets forth the beneficial ownership of American Class A and Class B Common Stock as of the date of this Proxy-Information Statement of named directors and officers of American and by all such persons, as a group. Each director or officer has sole voting and investment power over the shares listed opposite his or her name.

                                          # OF       PRINCIPAL                 DIRECTOR
NAME                    CLASS            SHARES      OCCUPATION                  SINCE
----                    -----            ------      ----------                ---------
Jesse L. Byrd           Class "A"        238,998     Vice Chairman               1987
(age - 71)              Common                       of the Board
                        Class "B"        833 1/3
                        Common

John S. Camara          Class "A"            100     President                   1993
(age - 65)              Common

H. Elton Cook           Class "A"         81,834     President                   1988
(age - 62)              Common                       Miss. Materials

H. Harold Crumpler      Class "A"          6,394     Executive Vice              1991
(age - 67)              Common                       President & Treasurer

Phillip E. Faller       Class "A"         18,000     Vice President              1991
(age - 55)              Common                       & Secretary

Thomas S. Hayes         Class "A"         60,300     Planter                     1992
(age - 68)              Common

Billy George Janous     Class "A"         10,400     Catfish Farmer              1990
(age - 53)              Common

John T. Keeton, Jr      Class "A"        118,668     Attorney                    1993
(age - 72)              Common

L. Homer Martin, Jr     Class "A"         59,000     Planter                     1987
(age - 65)              Common

Linda M. Pepper         Class "A"          5,000     Assistant Secretary           --
(age - 44)              Common

Walter L. Shelton       Class "A"        312,930     Director                    1987
(age - 75)              Common
                        Class "B"        833 1/3
                        Common

H. Shannon Williford         Class "A"          36,334   Chairman of        1988
(age - 64)                   Common                      the Board

ALL DIRECTORS & OFFICERS
AS A GROUP                   Class "A"         947,958
                             Common

                             Class "B"       1,666 2/3
                             Common

       Additional information concerning the officers and directors of American is set forth below.

       Mr. Jesse L. Byrd, Vice Chairman, was a founder and has been a member of the Board of Directors since 1987. He served as President until his retirement on August 31, 1993. Since receiving his Bachelor of Commercial Science degree from the University of Georgia in 1951, Mr. Byrd has spent his entire career in insurance and related businesses.

       Mr. John S. Camara was elected to the position of Vice President and Chief Marketing Officer effective January 1, 1993 and to the office of President and a Director effective September 1, 1993. From April 1976 until October 31, 1992, Mr. Camara was President and Chief Executive Officer of Commonwealth National Life Insurance Company, Cleveland, Mississippi. He earned a Bachelor of Arts degree in accounting in 1952 from Herricks College. From 1952 to 1954, Mr. Camara did post graduate study in International Finance at the University of Frieburg, Frieburg, Germany.

       Mr. H. Elton Cook was a founder and elected a Director of American in 1988. He is President of Mississippi Materials, a position he has held since April, 1988. Mississippi Materials is a concrete and building supplies company located in Jackson, Mississippi.

       Mr. H. Harold Crumpler joined American in May, 1991 as Vice President, Treasurer and Director. He was elected Executive Vice President, Treasurer, and Chief Operating Officer on September 1, 1993. From 1986 to 1991, he was Vice President and Chief Financial Officer of Franklin American Corporation, Franklin American Life Insurance Company, Franklin American Life Insurance Company of Texas and Franklin American Insurance Agency. He earned a Bachelor of Science degree from Wake Forest University in 1949 and has done graduate work in accounting, finance, and business.

       Mr. Phillip E. Faller, ALHC, has been Vice President, Secretary, and Director of American since May, 1991. Mr. Faller has been associated with American since 1990. From 1985 to 1990, he served as Vice President and Secretary of National Affiliated Investors Life Insurance Company and of Federal Life Assurance Guarantee Corporation.

       Mr. Thomas S. Hayes was a founder and elected a Director of American in 1992. He has been a self-employed farmer near Clarksdale, Mississippi since 1953.

       Mr. Billy George Janous was elected a Director of American in 1990. He is owner of Janous Fish Farms.

       Mr. John T. Keeton, Jr. was a founder and elected a Director of American in 1988. He is a practicing attorney and a member of the Mississippi Bar Association. From 1983 until 1992 he served as a Senator in the Mississippi State Senate. He earned a Bachelor of Science Degree in 1947 from the University of Mississippi and a Law Degree in 1954 from the University of Mississippi Law School.

       Mr. L. Homer Martin, Jr. was a founder and elected a Director of American in 1987. He has been a cotton producer since 1949.

       Mr. Walter L. Shelton, Chairman of the Board from 1987 to 1996, was a founder of American and has been a member of the Board of Directors since 1987. Mr. Shelton has a diverse business background, having served as founder and president of Progressive Citizen Life Insurance Company of Jackson, Mississippi, President of Highland Inns Corporation; a motel company, Secretary of First Sunflower Savings and Loan of Sunflower County, Mississippi, President of Yazoo Barge Lines, and President of Humphreys County Development Company. Mr. Shelton served in the United States Air Force as a Combat Intelligence Officer and also served as a special assistant to the Billy Graham Evangelistic Association. He attended Davidson College, University of Mississippi and Bowling Green Business University.

       Mr. H. Shannon Williford was a founder, has been a Director since 1987, and has been Chairman of the Board since September 1996. Mr. Williford is President and owner of Vicksburg Terminal Company, Inc., a gasoline and diesel fuel terminal in Vicksburg, Mississippi. He graduated from the University of Alabama with a B.S. Degree in Aeronautical Engineering.

       COMMITTEES AND MEETINGS. During the year ended December 31, 1995, the Board of Directors held five meetings. Each Director attended at least 75% of the meetings except directors Roy S. Foster, Billy George Janous and L. Homer Martin attended two meetings and William T. Dawson attended one meeting.

       The Board of Directors has a compensation committee which meets once annually prior to the annual meeting of the Board of Directors. All members attended. The members consist of H. Elton Cook, Thomas S. Hayes, and Billy G. Janous. The duty of the Compensation Committee is to review and recommend to the Board of Directors the annual salary of the officers of American and its subsidiaries.

       The Board of Directors has an Executive Committee consisting of Walter
L. Shelton, Jesse L. Byrd, H. Elton Cook, John T. Keeton, Jr., and H. Shannon Williford. The Executive Committee held 8 meetings of which all members attended at least 75% of the meetings. The duty of the Executive Committee is to meet, advise and direct management generally on a monthly basis regarding American's general operations.

       The Board of Directors has a Finance and Nominating committee consisting of Jesse L. Byrd, H. Elton Cook, Walter L. Shelton, and H. Shannon Williford. The duties of the Finance and Nominating Committee are as follows: (a) recommend and approve investments made by management, (b) review periodic financial statements, (c) recommend to the shareholders as to selection of independent accountants, (d) recommend to the shareholders nominees for directors. The committee held seven meetings in 1995 of which all members attended at least 75% of the meetings.

       COMPENSATION OF DIRECTORS. American's directors are paid $200 per meeting in which they attend. The directors who also serve on the Finance and Nominating Committees are paid $500 per month. Walter L. Shelton, Chairman, and Jesse L. Byrd, Vice Chairman, are paid under a compensation plan approved by shareholders which provides a monthly based compensation of $1,666 plus bonus contingent on premium income and statutory profits. Directors who are also officers receive no fees other than their normal salary.

       COMPENSATION OF EXECUTIVES. American's officers compensation program is administered by the Compensation Committee. The officers compensation policy is designed to provide a competitive compensation that will enable the company to attract, motivate, reward and retain officers who have the skills, experience and talents required to promote short and long term financial performance and growth of American. The compensation policy is based on the principle that the financial rewards to the officers must be aligned with the financial interest of the shareholders of American.

       The Compensation Committee determines the salary of each officer based upon the level and scope of responsibilities of the officer and the pay levels of similarly positioned officers in comparable companies. Due to the relatively short period American has been in operation and the fact that American is still in a developing stage to a large degree, salaries have been at the lower end of comparable salary ranges and increases have been very nominal. All officer salaries and increases are presented for approval to the Board of Directors at its annual meeting in May.

       The following table sets forth certain compensation information for the Chief Executive Officer of American. No executive officer of the corporation received compensation which exceeded $100,000.

NAME AND                                                                  INCENTIVE STOCK
PRINCIPAL POSITION        YEAR      SALARY         BONUS        OTHER         OPTIONS
------------------        ----     --------       -------       ------    ---------------
John S. Camara            1995     $ 70,000       $16,565       $4,800(2)     35,000(1)
President, Chief
Executive Officer

All Executive Officers
as a Group                1995     $154,000       $ 9,000       $  -0-        92,000

--------
(1) The Stock Options were granted on May 3, 1994. The exercise price per share is $1.80, being 100% of the fair market value on the date of grant. The term of the option expires on November 29, 2003 and is non-transferable. No options have been exercised.
(2)    Other compensation represents travel allowance.

       American formed a consulting group in 1992 composed of 17 influential persons who are shareholders from various locations throughout the State of Mississippi. The purpose of this committee is to seek advice and support for the promotion of American and to promote the sale of American's products. The annual consulting fees range from $250 to $16,667. The total annual fees for all members will not exceed $42,177. Four members of the Board of Directors and the various committees are also members of the consulting group. The fees paid to these four persons for membership on the Board of Directors, committees and consulting group in 1995 were $1,750 to Mr. Foster, $1,750 to Mr. Hayes, $16,667 to Mr. Keeton, and $1,750 to Mr. Martin.

       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of American to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of American. To American's knowledge, all Section 16(a) filing requirements applicable to reporting persons were complied with during the year ended December 31, 1995.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

               AMERICAN INVESTMENT NETWORK, INC. AND SUBSIDIARIES

Consolidated Balance Sheet (unaudited) as of September 30, 1996   . . . . . F-43

Consolidated Statements of Operations (unaudited) for the Three and
       Nine Months Ended September 30, 1996 and 1995  . . . . . . . . . . . F-44

Consolidated Statements of Cash Flows (unaudited) for the Nine Months
       Ended September 30, 1996 and 1995  . . . . . . . . . . . . . . . . . F-45

Notes to Consolidated Financial Statements for the Nine Months Ended
       September 30, 1996 (unaudited)  . .  . . . . . . . . . . . . . . . . F-47

Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . F-48

Consolidated Balance Sheets as of December 31, 1995 and 1994  . . . . . . . F-49

Consolidated Statements of Income for the Years Ended December 31, 1995
         and 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-51

Consolidated Statements of Changes in Stockholders' Equity for the
         Years Ended December 31, 1995 and 1994 . . . . . . . . . . . . . . F-53

Consolidated Statements of Cash Flows for the Years Ended December 31,
         1995 and 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . F-54

Notes to Consolidated Financial Statements for the Years Ended
         December 31, 1995 and 1994 . . . . . . . . . . . . . . . . . . . . F-59

AMERICAN INVESTMENT NETWORK, INC.  AND SUBSIDIARIES
Consolidated Balance Sheet (Unaudited)
September 30, 1996

ASSETS:

SECURITIES AVAILABLE FOR SALE:
 Fixed maturities                                     $ 2,772,845
 Equity securities                                        965,888
              Total investments                         3,738,733

OTHER ASSETS:
 Cash and cash equivalents                                126,948
 Accrued investment income                                 83,547
 Notes and accounts receivable                            309,650
 Reinsurance receivable                                    37,888
 Property and equipment - net                             740,432
 Deferred policy acquisition costs                      2,324,953
 Intangible and other assets                              210,877

TOTAL ASSETS                                          $ 7,573,028

LIABILITIES AND STOCKHOLDERS' EQUITY:

LIABILITIES:
 Future policy benefits                               $ 2,261,834
 Unpaid claims                                            196,481
 Unearned premiums                                         89,213
 Policyholder's dividend accumulations                    839,535
 Accounts payable and other liabilities                   250,260
 Notes payable                                            513,969
              Total liabilities                         4,151,292

STOCKHOLDERS' EQUITY:
 Class A Common Stock, participating, no par value
     15,000,000 shares authorized; 5,025,490 shares
     issued;                                            4,480,620
 Class B Common Stock, $1 par value; 2,500
     shares authorized, issued and outstanding              2,500
 Unrealized loss on marketable securities                 (65,579)
 Retained earnings (deficit)                             (988,353)
                                                        3,429,188
 Less:  Cost of treasury stock - 3,726 shares              (7,452)
              Total stockholders' equity                3,421,736

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 7,573,028
                                                      ===========


See notes to consolidated financial statements.

AMERICAN INVESTMENT NETWORK, INC.  AND SUBSIDIARIES
Consolidated Statements of Operations (Unaudited)

                                              Three Months Ended              Nine Months Ended
                                         --------------------------    --------------------------
                                                 September 30,                 September 30,
                                         --------------------------    --------------------------
                                             1996           1995           1996           1995
                                         -----------    -----------    -----------    -----------
REVENUE:
 Premiums                                $   652,212    $   660,751    $ 2,043,005    $ 2,123,575
 Net investment income                        70,904         71,070        216,458        217,786
 Gross realized investment losses                                                          (2,325)
 Other income                                 13,974         14,675         44,299         39,821
                                             737,090        746,496      2,303,762      2,378,857

BENEFITS AND EXPENSES:
 Benefits and claims                         272,242        240,161      1,029,463        881,256
 Amortization of deferred policy
   acquisition costs                         137,938        112,883        390,104        326,762
 Interest expense                             15,321         19,038         45,787         56,906
 Salaries and employee benefits              135,800        174,900        487,252        561,632
 Actuarial and other professional fees        23,560         26,564         96,069        112,495
 Depreciation and amortization
  expense                                     21,146         15,830         55,289         51,990
 Other expenses                              144,963         84,371        366,245        340,447
                                             750,970        673,747      2,470,209      2,331,488

(LOSS) INCOME FROM
 CONTINUING OPERATIONS                       (13,880)        72,749       (166,447)        47,369

DISCONTINUED OPERATIONS:
 Income (loss) from operations                                3,151                        (3,558)
 Gain on sale of agency subsidiary                                                         47,133
                                                              3,151                        43,575

NET (LOSS) INCOME                        $   (13,880)   $    75,900    $  (166,447)   $    90,944

NET (LOSS) INCOME PER COMMON SHARE:
 (Loss) income from continuing
      operations                         $     (0.01)   $      0.01    $     (0.03)   $      0.01
 Discontinued operations                                        .01                   $      0.01
 Net (loss) income                       $     (0.01)   $      0.02    $     (0.03)   $      0.02

WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING                        5,024,264      5,024,264      5,024,264      5,024,264




See notes to consolidated financial statements.

AMERICAN INVESTMENT NETWORK, INC.  AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited)

                                                     Nine Months Ended September 30,
                                                           1996          1995
                                                     -------------------------------
OPERATING ACTIVITIES:
 Net (loss) income                                      $(166,447)   $  90,944
 Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities:
    Discontinued operations                                            (43,575)
    Realized loss on sale of investments                                 2,325
    Write-off of investment in U.S. Star subsidiary                     30,000
    Depreciation and amortization                          55,289       51,990
    Amortization of deferred policy acquisition costs     390,104      326,762
    Change in net assets of discontinued operations        39,800
    Decrease in restricted cash                            95,000      161,000
    Decrease (increase) in accrued investment income,
        accounts receivable and other assets                8,650      (32,320)
    Policy acquisition costs deferred                    (473,654)    (651,365)
    Increase in liability for future policy benefits
        and unpaid claims                                 319,152      218,183
    Increase in unearned premiums and policyholders'
        dividend accumulations                            125,570      132,007
    Decrease in accounts payable and other
        liabilities                                       (65,716)    (252,183)

NET CASH PROVIDED BY OPERATING ACTIVITIES                 287,948       73,568

INVESTING ACTIVITIES:
 Cost of fixed maturities investments acquired           (220,000)    (429,368)
 Proceeds from sales, maturities and repayments of
     fixed-maturities investments                          15,205      253,829
 Property and equipment purchased                         (64,829)     (96,494)

NET CASH USED IN INVESTING ACTIVITIES                    (269,624)    (272,033)

AMERICAN INVESTMENT NETWORK, INC.  AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited) (Continued)

                                                      Nine Months Ended September 30,
                                                             1996         1995
                                                      -------------------------------
FINANCING ACTIVITIES:
 Repayments of notes payable                             $ (12,478)   $  (7,848)

NET CASH USED IN FINANCING ACTIVITIES                      (12,478)      (7,848)

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                            5,846     (206,313)

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                       121,102      283,747

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                           $ 126,948    $  77,434

SUPPLEMENTAL INFORMATION:
 Non-cash activities:
        Change in unrealized (loss) gain on marketable
            securities                                   $(113,000)   $ 373,000

     Sale of agency subsidiary in exchange for
         note receivable                                              $ 170,000

 Interest paid                                           $  46,000    $  57,000

 Income taxes paid                                       $   9,000    $       0


See notes to consolidated financial statements.

AMERICAN INVESTMENT NETWORK, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements Nine Months Ended September 30, 1996 (Unaudited)

Note 1. Basis of Presentation

The consolidated condensed unaudited interim financial statements of American Investment Network, Inc. and its subsidiaries ("American") have been prepared in accordance with generally accepted accounting principles ("GAAP").

In the opinion of management, the attached unaudited financial statements reflect all adjustments necessary for a fair presentation of the financial position, results of operations, and cash flows of American. The results of operations for the interim periods are not indicative of results for the full year.

The consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 1995, and the notes related thereto.

Note 2. Subsequent Event

On October 25, 1996, American signed a definitive written agreement whereby Citizens Insurance Company of America, (CICA), Austin, Texas, a wholly-owned subsidiary of Citizens, Inc. ("Citizens") will acquire 100% of the outstanding shares of the Company for shares of Citizens Class A Common Stock.

Pursuant to the terms of the Agreement which is subject to approval of regulatory authorities and shareholders of the Company, CICA will issue one share of Citizens Class A Common Stock it owns for each seven and two-tenths (7.2) shares of the Company's Class A and Class B Common Stock issued and outstanding. CICA expects to issue approximately 700,000 shares of Citizens Class A Common Stock to consummate the transaction. The companies will continue to operate in their respective locations under a combined management team with consolidation of computer data processing on CICA's system.

                       [Deloitte & Touche LLP Letterhead]

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders
  Great American Investment Network, Inc.
Jackson, Mississippi

We have audited the consolidated balance sheets of Great American Investment Network, Inc. and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Great American Investment Network, Inc. and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


Jackson, Mississippi
March 19, 1996

GREAT AMERICAN INVESTMENT NETWORK, INC.
    AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1995 AND 1994
------------------------------------------------------------------------------

                                                                       1995         1994

SECURITIES  AVAILABLE FOR SALE:
    Fixed maturities - at fair value                                 $2,666,979   $2,094,360
    Equity securities - at fair value                                   980,600      963,357
                                                                     ----------   ----------

                                                                      3,647,579    3,057,717

OTHER ASSETS:
  Cash and cash equivalents                                             121,102      283,747
  Restricted cash                                                        95,000      256,000
  Accrued investment income                                              76,737       50,320
  Notes and accounts receivable, no allowance for uncollectible
    accounts deemed necessary                                           339,172      151,626
  Reinsurance receivable                                                 35,393       36,675
  Property and equipment - net                                          723,864      678,147
  Deferred policy acquisition costs                                   2,241,403    1,841,468
  Intangibles and other assets, net of accumulated amortization of
    $7,000 in 1995                                                      206,338      238,555
  Net assets of discontinued operations - agency subsidiary                          149,414







                                                                     ----------   ----------
TOTAL ASSETS                                                         $7,486,588   $6,743,669
                                                                     ==========   ==========


See notes to consolidated financial statements.

------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY                          1995           1994
LIABILITIES:
  Future policy benefits                                   $ 1,998,386    $ 1,786,004
  Unpaid claims                                                140,777        113,329
  Unearned premiums                                             71,724        101,930
  Policyholders' dividend accumulations                        731,454        540,655
  Accounts payable and other liabilities                       315,976        613,267
  Notes payable                                                526,447        535,563
                                                           -----------    -----------

           Total liabilities                                 3,784,764      3,690,748

CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Class A common stock, participating, no par value;
     authorized 15,000,000 shares, issued 5,025,490          4,480,620      4,480,620
  Class B common stock, non-participating, $1 par value;
     2,500 shares authorized, issued and outstanding             2,500          2,500
  Unrealized gain (loss) on marketable securities               48,062       (374,653)
  Retained earnings (deficit)                                 (821,906)    (1,048,094)
                                                           -----------    -----------

                                                             3,709,276      3,060,373
  Less cost of treasury stock - 3,726 shares                    (7,452)        (7,452)
                                                           -----------    -----------

           Total stockholders' equity                        3,701,824      3,052,921
                                                           -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 7,486,588    $ 6,743,669
                                                           ===========    ===========

GREAT AMERICAN INVESTMENT NETWORK, INC.
    AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1995 AND 1994
------------------------------------------------------------------------------

                                                            1995             1994

REVENUE:
  Premiums (net of ceded premium of $70,000 in 1995 and
    $74,000 in 1994)                                      $ 2,797,260    $ 2,303,083
  Net investment income                                       294,807        246,933
  Rental income                                                51,608         43,922
  Realized investment losses                                   (2,325)        (6,209)
  Other income                                                  9,365          1,258
                                                          -----------    -----------

                                                            3,150,715      2,588,987

BENEFITS AND EXPENSES:
  Benefits and claims                                       1,107,183        946,704
  Amortization of deferred policy acquisition costs           449,204        362,394
  Interest expense                                             70,148         31,280
  Salaries and employee cost                                  743,640        517,753
  Actuarial and other professional fees                       175,620        179,654
  Depreciation and amortization expense                        77,721         37,633
  Other expenses                                              308,273        267,841
  Foreign operations marketing expenses                        30,000        101,971
                                                          -----------    -----------

                                                            2,961,789      2,445,230
                                                          -----------    -----------


INCOME FROM CONTINUING OPERATIONS                             188,926        143,757

DISCONTINUED OPERATIONS:
  (Loss) income from operations                                (9,871)        10,707
  Litigation settlement cost of agency subsidiary                           (149,527)
  Gain on sale of agency subsidiary                            47,133
                                                          -----------    -----------

                                                               37,262       (138,820)
                                                          -----------    -----------

NET INCOME                                                $   226,188    $     4,937
                                                          ===========    ===========


                                                                    (Continued)

GREAT AMERICAN INVESTMENT NETWORK, INC.
  AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1995 AND 1994
------------------------------------------------------------------------------

                                          1995            1994

NET INCOME PER COMMON SHARE:

  Income from continuing operations   $        0.04   $        0.03
  Discontinued operations                      0.01           (0.03)
                                      -------------   -------------
  Net income                          $        0.05   $        0.00
                                      =============   =============

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING                             5,024,264       5,024,264
                                      =============   =============


See notes to consolidated financial statements.                    (Concluded)

GREAT AMERICAN INVESTMENT NETWORK, INC.
  AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 1995 AND 1994
-------------------------------------------------------------------------------


                                                                  COMMON STOCK
                                                --------------------------------------------------
                                                 CLASS A                      CLASS B
                                                  SHARES       AMOUNT         SHARES     AMOUNT
BALANCE,
  JANUARY 1, 1994                                5,025,490   $4,480,620        2,500   $    2,500
                                                 ---------   ----------        -----   ----------
    Unrealized gain on
      marketable securities
    Net income


BALANCE,
 DECEMBER 31, 1994                               5,025,490    4,480,620        2,500        2,500
    Unrealized gain on
      marketable securities

                                                 ---------   ----------        -----   ----------
    Net income


BALANCE,
 DECEMBER 31, 1995                               5,025,490   $4,480,620        2,500   $    2,500
                                                 =========   ==========        =====   ==========


                               UNREALIZED
                                GAIN (LOSS)    RETAINED                       TOTAL
                              ON MARKETABLE   EARNINGS        TREASURY     STOCKHOLDERS'
                               SECURITIES     (DEFICIT)        STOCK          EQUITY
BALANCE,
  JANUARY 1, 1994             $    57,471    $(1,053,031)   $    (7,452)   $ 3,480,108
    Unrealized gain on
      marketable securities      (432,124)                                    (432,124)
    Net income                                     4,937                         4,937
                              -----------    -----------    -----------    -----------


BALANCE,
 DECEMBER 31, 1994               (374,653)    (1,048,094)        (7,452)     3,052,921
    Unrealized gain on
      marketable securities       422,715                                      422,715

    Net income                                   226,188                       226,188
                              -----------    -----------    -----------    -----------


BALANCE,
_DECEMBER 31, 1995            $    48,062    $  (821,906)   $    (7,452)   $ 3,701,824
                              ===========    ===========    ===========    ===========

See notes to consolidated finanicial statements.

GREAT AMERICAN INVESTMENT NETWORK, INC.
  AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1995 AND 1994
------------------------------------------------------------------------------

                                                                              1995         1994
OPERATING ACTIVITIES:
  Net income                                                                $ 226,188    $   4,937
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Discontinued operations                                                 (37,262)     138,820
      Realized loss on sale of investments                                      2,325        6,209
      Write-off of foreign marketing subsidiary investment                     30,000
      Provision for doubtful accounts                                           4,243       30,000
      Amortization on investment premium and discounts                           (157)        (674)
      Depreciation and amortization                                            77,721       37,633
      Amortization of deferred policy acquisition costs                       449,204      362,394
      Policy acquisition costs deferred                                      (849,139)    (838,704)
      Decrease (increase) in restricted cash                                  161,000     (256,000)
      (Increase) decrease in accrued investment income                        (26,417)      (7,052)
      Decrease (increase) in accounts receivable                              (27,544)     (81,732)
      Decrease (increase) in other assets                                      (5,335)         121
      Decrease (increase) in reinsurance receivables                            1,282          672
      Increase in liability for future policy benefits                        212,382      388,365
      Increase in unpaid claims                                                27,448       90,439
      Increase in unearned premiums and policyholders' dividend
        accumulations                                                         160,593      223,244
      Increase in accounts payable and other liabilities                     (297,291)     410,384
      Decrease in net assets of discontinued operations                        16,676       16,306
                                                                            ---------    ---------

           Net cash provided by operating activities                          125,917      525,362
                                                                            ---------    ---------

INVESTING ACTIVITIES:
  Acquisition of business                                                                 (206,634)
  Cost of investments acquired                                               (429,368)    (770,764)
  Proceeds from sale of investments                                           238,000      603,992
  Proceeds from maturities and repayments of fixed-maturities investments      22,053       50,485
  Property and equipment purchased                                           (115,886)    (177,083)
  Collections on note receivable                                                5,755
                                                                            ---------    ---------

           Net cash used in investing activities                             (279,446)    (500,004)
                                                                            =========    =========


                                                                    (Continued)

GREAT AMERICAN INVESTMENT NETWORK, INC.
  AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1995 AND 1994
------------------------------------------------------------------------------

                                                                           1995         1994

FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable                                             $ 535,563
  Repayments on notes payable                                            $  (9,116)    (376,086)
                                                                         ---------    ---------

           Net cash provided by (used in) financing activities              (9,116)     159,477
                                                                         ---------    ---------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                                        (162,645)     184,835

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                             283,747       98,912
                                                                         ---------    ---------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                 $ 121,102    $ 283,747
                                                                         =========    =========


SUPPLEMENTAL INFORMATION:
  Non-cash activities:

    Changes in unrealized (loss) gain on available for sale securities   $ 423,000    $(432,000)
                                                                         =========    =========

    Sale of agency subsidiary in exchange for note receivable            $ 170,000
                                                                         =========    =========

  Interest paid                                                          $  60,000    $  29,000
                                                                         =========    =========


See notes to consolidated financial statements.                    (Concluded)

GREAT AMERICAN INVESTMENT NETWORK, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1995 AND 1994
-------------------------------------------------------------------------------

1.     SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

       Organization and Business - Great American Investment Network, Inc.
       (GAIN) was incorporated in 1987 for the purpose of acquiring stock in existing insurance companies and organizing and operating other companies in the financial services industry. GAIN has two wholly-owned subsidiaries, United Security Life Insurance Company (USLI) and The Gain Agency, Inc. (The Agency) and , prior to 1995, owned a 50.025% interest in U. S. Star International, Inc. (US Star), an inactive Cayman Island Corporation. In 1995, the Company conveyed its interest in US Star to US Star's other shareholder and wrote-off its remaining investment of $30,000, which is included in foreign operations marketing expenses.

       Prior to April 1995, the Agency was a general insurance agency selling property and casualty insurance. In April 1995, the Agency sold all of its inforce business and certain net assets (see Note 2).

       On May 10, 1990, USLI began selling and underwriting a participating modified whole life insurance policy which accounts for over 98% of its inforce life insurance policies and, in latter 1993, began a mass marketing program to offer limited benefit accident and health policies. The sale of accident and health products has been USLI's major focus during the past two years and presently it plans to offer additional competitive insurance products.

       Prior to 1990 the Company incurred operating losses resulting from its developmental stages and as of December 31, 1995 had a cumulative deficit in retained earnings of approximately $822,000. For continued expansion of its operations, the Company will be dependent on (i) attaining and maintaining profitable operations, (I) possible additional equity offerings, and (iii) obtaining such additional financing as may be required from time to time.

       a. BASIS OF PRESENTATION - The accounts of GAIN and its subsidiaries are stated on the basis of generally accepted accounting principles. For USLI, these principles differ in some respects from the statutory basis of accounting required by the Mississippi Insurance Department.

       b. PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of GAIN and its wholly-owned subsidiaries, USLI and The Agency (collectively "the Company"). For 1994, the 50.025% interest in U. S. Star (a $30,000 investment) was included in intangibles and other assets. All significant intercompany balances and transactions have been eliminated.

              In preparing the consolidated financial statements, the Company is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the dates of the balance sheets and the reported amounts of revenues and expenses for the years then ended. Actual results could differ significantly from those estimates.

       c.     INVESTMENT SECURITIES  -     Fixed maturities of the Company
              include all debt securities and consists of bonds and notes with maturities beyond one year. Equity securities consist of non-redeemable preferred stocks.

              The Company has classified all its equity and fixed maturity securities as securities available for sale, which are carried at fair value. Unrealized gains and losses are excluded from earnings and reported net of tax, as a separate component of stockholders' equity. Securities within the available for sale portfolio may be used as part of the Company's asset/liability strategy and may be sold in response to changes in interest rate risk, prepayment risk or other similar economic factors. The specific identification method is used to compute gains or losses on the sale of these assets. Interest earned on these assets is included in interest income.

              Fixed maturities and equity securities that reflect a market decline below cost or amortized cost that is deemed other than temporary are written down to net realizable value by a charge to earnings. Investment premiums and discounts are amortized by a method which approximates the interest method.

       d. CASH AND CASH EQUIVALENTS - For purposes of the consolidated statements of cash flows, the Company considers checking accounts and cash on hand to be cash and cash equivalents. Short-term investments are included in the investments category in order to conform to insurance holding company reporting requirements.

       e. PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Major additions and betterments are charged to the property accounts while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed to operations. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the related assets which range from five to thirty-two years.

       f. DEFERRED POLICY ACQUISITION COSTS - The costs (consisting of commissions, premium taxes and other costs) which both vary with and are primarily related to the production of new insurance business are deferred and amortized over the anticipated premium paying period of the related policies in proportion to the ratio of the annual premium revenue to the total premium revenue anticipated. Such anticipated premium revenue is estimated using the same assumptions as are used for computing liabilities for future policy benefits.

       g. INTANGIBLE ASSETS - Intangible assets consist of the cost of noncompete and employment agreements, acquired insurance license agreements, and the excess of cost over net assets of businesses acquired. These intangibles are being amortized by the straight-line method over their estimated lives, which range from five to twenty-five years.

       h. FUTURE POLICY BENEFITS - The liabilities for future policy benefits have been determined by the net level premium method. The significant assumptions used to determine these liabilities are as follows:


                                               LIFE                   ACCIDENT AND HEALTH
                Interest rates     8% first five years graded to
                                   7% at the fifteenth year          7%

                Mortality and      85% of 1965-70 Male Select        50% (cancer) and 60%
                  Morbidity          and Ultimate Table              (non-cancer) of Underwriting
                                                                     Selection graded to 100%
                                                                     after five years, 1980 CSO ALB

                Withdrawals        22.5% first year graded to 5%     25% first year graded to 7.5%
                 (Lapse Rates)     in years eleven and later         (cancer) and 10% (non-cancer)
                                                                     in years five and later

       i. UNPAID CLAIMS - Unpaid claims represent the estimated liabilities on claims reported to the Company plus a provision for claims incurred but not yet reported. The liability for unpaid claims is determined using both evaluations of each claim and statistical analyses and represents the estimated ultimate net cost of all claims incurred through the end of the reporting period.

       j. INCOME TAXES - Prior to 1995, GAIN and The Agency filed a consolidated income tax return and USLI filed its income tax return on a separate company basis. In 1995, the Company anticipates including USLI in a consolidated income tax return.

              Deferred tax liabilities and assets are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

       k. PREMIUM AND COMMISSION REVENUE RECOGNITION - Premiums are recognized as revenue when due from policyholders. Benefits and expenses are associated with the earned premiums to result in recognition of profits over the life of the insurance contracts. This association is accomplished by accrual of the liability for future policy benefits on insurance in force and the amortization of deferred policy acquisition costs.

              (Loss) income from discontinued operations includes commission income (none of which was received from USLI) for insurance coverage, principally property and casualty, placed with underwriters. These revenues are recognized at the effective date of the policy.

       l. NET INCOME PER COMMON SHARE - Net income per common share is computed on the basis of the weighted average number of shares of both classes of stocks and share equivalents outstanding during the year.

       m. FAIR VALUES OF FINANCIAL INSTRUMENTS - Effective December 31, 1995, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 107, " Disclosures about Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. SFAS No. 107 further requires disclosure of the significant assumptions used in estimating fair values and excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

              The following methods and assumptions were used by the Company to estimate the fair value of each class of financial instruments:

              CASH AND CASH EQUIVALENTS: The carrying amounts reported in the balance sheet for these financial instruments, including restricted cash, approximate their fair value.

              INVESTMENT SECURITIES AVAILABLE FOR SALE: Fair values for these financial instruments are based upon quoted market prices or dealer quotes, where available. If quoted market prices are not available, fair values are based upon quoted market prices of comparable instruments.

              NOTE RECEIVABLE FOR SALE OF AGENCY ASSETS: The fair value of the note receivable from the sale of agency assets is estimated by discounting the future cash flows using current rates at which a similar loan would be made to the borrower for the same remaining maturity.

              NOTES PAYABLE: The fair value of the note payable is estimated using rates currently available to the Company for debt with a similar term and remaining maturity.

       n. RECLASSIFICATIONS - Certain reclassifications have been made to the 1994 consolidated financial statements in order to conform to the 1995 method of presentation.

2.     BUSINESS ACQUISITION AND DISPOSITION

       In April 1995, The Agency sold all of the inforce business and certain net assets to a former officer of The Agency for approximately $180,000 of which $170,000 was received in the form of a five year note receivable. The sale resulted in a net gain of approximately $47,000. The gain on disposition of this business segment has been accounted for as discontinued operations and, accordingly, 1994 financial statements have been restated to reflect the income of the agency, litigation settlement cost related to The Agency, and its net assets as discontinued operations. Revenues of the agency approximated $65,000 in 1995 prior to the sale and $221,000 for the year ended December 31, 1994. The note receivable from the former officer, which is included in notes and accounts receivables, approximated $164,000 at December 31, 1995.

       On December 31, 1994, GAIN acquired all of the outstanding capital stock of Financial Security Life of Mississippi (FSL), an inactive life insurance company licensed to write insurance in ten states, for cash approximating $201,000. USLI acquired certain assets from the seller for approximately $81,000.

       Simultaneously with the acquisition, USLI was merged into FSL and its name was changed to USLI.

       The business acquisition was accounted for by the purchase method of accounting and, accordingly, no earnings were recorded in 1994.

       A summary of the assets of the business acquired were as follows:


Data processing equipment                                      $ 75,000
Prepaid expenses                                                  6,000
Intangible assets                                               201,000
                                                               --------

                                                               $282,000
                                                               ========

       Pursuant to the business acquisition, the Company and the seller entered into certain agreements to indemnify the Company and the acquired company from certain liabilities and contingencies. In connection therewith, an escrow agreement was executed wherein $256,000 of the acquired company's assets, which would have been transferred to the seller, were deposited in an escrow account. Those assets are presented as restricted cash of the Company with a corresponding liability in accounts payable and other liabilities for certain potential contingencies. Upon termination, all remaining funds will be distributed to the seller. During March 1996, the Company released the remaining funds which were distributed to the seller and approximated $95,000 at December 31, 1995.

       The pro forma effect on the Company's results of operations had the business acquisition occurred as of the beginning of 1994 was not presented as it was not material.

3.     INVESTMENTS

       The amortized cost and related approximate fair value of investments securities available for sale were as follows:


                                                                      Gross        Gross
                                                      Amortized    Unrealized   Unrealized     Fair
                                                         Cost        Gains        Losses       Value
                                                        ----         -----        ------       -----
1995
  Fixed Maturities:
    U. S. Treasury obligations                       $  306,458   $    1,000   $    4,458   $  303,000
    State, county and municipal
      obligations                                       214,188        3,862                   218,050
    FHLB and GNMA certificates                          273,913        2,000        4,985      270,928
    Public utility bonds                                806,544       10,671        3,714      813,501
    Industrial bonds                                  1,011,177       50,323            0    1,061,500
                                                     ----------   ----------   ----------   ----------

                                                     $2,612,280   $   67,856   $   13,157   $2,666,979
                                                     ==========   ==========   ==========   ==========

  Equity Securities                                  $  987,237                $    6,637   $  980,600
                                                     ==========                ==========   ==========


1994
  Fixed Maturities:
    U. S. Treasury obligations                       $  207,310                $   33,310   $  174,000
    GNMA certificates                                   196,365                    16,365      180,000
    Public utility bonds                                920,411                   100,851      819,560
    Industrial bonds                                    999,605                    78,805      920,800
                                                     ----------                ----------   ----------

                                                     $2,323,691                $  229,331   $2,094,360
                                                     ==========                ==========   ==========


  Equity Securities                                  $1,108,679                $  145,322   $  963,357
                                                     ==========                ==========   ==========

       Fixed maturity investments with an amortized cost of $1,156,000 in 1995 and $960,000 in 1994 (fair values of $1,189,000 in 1995 and $858,000 in
       1994) were held by and pledged to various states in which the Company is licensed pursuant to regulatory requirements.

            The components of net investment income were as follows:


                                                                 1995       1994
Fixed maturities                                               $185,487   $155,724
Equity securities                                                95,483     86,097
Short-term investments                                            3,860      3,259
Other                                                             9,977      1,853
                                                               --------   --------

Net investment income                                          $294,807   $246,933
                                                               ========   ========

       The following is an analysis of the amortized cost and fair value of investments in fixed maturities at December 31, 1995, by contractual maturity:

                                                                Amortized      Fair
                                                                  Cost         Value
Due in one year                                                $  200,052   $  201,000
Due after one year through five years                             130,714      132,900
Due after five years through ten years                          1,308,193    1,336,100
Due after ten years                                               973,321      996,979
                                                               ----------   ----------

                                                               $2,612,280   $2,666,979
                                                               ==========   ==========


       Actual maturities may differ from contractual maturities because of the borrowers right to call or prepay obligations.

       Proceeds from sales of fixed maturity securities approximated $238,000 in 1995 and $603,000 in 1994. Gross realized security gains approximated $4,000 in 1994 (none in 1995). Gross realized security losses from security sales approximated $2,000 in 1995 and $10,000 in 1994.

4.     PROPERTY AND EQUIPMENT

       Property and equipment were as follows:


                                                            1995       1994

Land                                                      $ 80,000   $ 80,000
Buildings                                                  483,749    483,749
Furniture and equipment                                    385,704    269,903
                                                          --------   --------

                                                           949,453    833,652

Less accumulated depreciation                              225,589    155,505
                                                          --------   --------

Property and equipment, net                               $723,864   $678,147
                                                          ========   ========



5.     REINSURANCE

       The maximum amount of risk that USLI retains on any one life is $20,000. Life insurance coverage in excess of this retention limit, accidental death benefit coverage and substandard insurance risks are ceded to other reinsurers. In addition, the Company reinsures all of its accident and health cancer policies to provide reinsurance for all individual claims over $25,000 in any calendar year. Under the terms of the life reinsurance contracts dated in May 1990, USLI received a commission allowance equal to 100% of first year premiums to be paid on the excess life coverage. Premiums ceded for the excess life coverage relating to the second and subsequent years approximated $67,000 in 1995 and $71,000 in 1994. Accident and health ceded premiums approximated $3,000 in 1995 and in 1994.

       Although ceding of insurance does not discharge the primary liability of the original insurer, insurance liabilities are presented net of reinsurance. The reinsured portion of the liabilities for future policy benefits for life products approximated $35,000 in 1995 and $36,000 in 1994 relating to insurance in force of $39,236,000 and $43,303,000, respectively, and is included in reinsurance receivables.

6.     NOTES PAYABLE

       Notes payable consisted of the following:


                                                                                      1995            1994

Prime plus 1.5% mortgage note (effective rate of 10.25% in 1995 and 10.0% in
  1994) payable in monthly installments of $5,751, including interest, with a balloon payment due on December 19, 1999 and collateralized by property with
  a carrying value of $386,000 in 1995                                              $   526,447     $   535,563
                                                                                    ===========     ===========



       Aggregate future principal payments on notes payable were as follows:



Year Ended December 31,

1996                                                                                               $     17,139
1997                                                                                                     18,933
1998                                                                                                     20,916
1999                                                                                                    469,459
                                                                                                    -----------
                                                                                                    $   526,447
                                                                                                    ===========

       During 1994, the Company refinanced its mortgage note with proceeds of approximately $175,000 used for a business acquisition (see Note 2).

7.     REGULATORY DISCLOSURES AND RESTRICTIONS

       Pursuant to the laws and regulations of the State of Mississippi, USLI is required to maintain minimum capital of $400,000 and minimum surplus of $600,000. The approximate statutory capital and surplus and net income of USLI, as determined in accordance with statutory accounting practices required by the Department of Insurance of the State of Mississippi (the Department), were as follows:


                                                                       1995         1994
Statutory capital and surplus                                       $2,372,000   $2,388,000
                                                                    ==========   ==========

Statutory net income and realized gains
  and losses                                                        $   13,000   $   60,000
                                                                    ==========   ==========


       Stockholders' dividends are payable out of statutory surplus of USLI with the approval of the Department, based upon limitations relating to statutory capital and surplus and statutory net income. As of December 31, 1995, approximately $237,000 was available for dividends to GAIN without prior approval by the Department.

       During 1992, the National Association of Insurance Commissioners (NAIC) adopted certain risk-based capital requirements effective for all insurance companies in 1993. These requirements provide a measurement of minimum capital appropriate for an insurance company to support its overall business operations based upon its size and risk profile which considers (i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risk. An insurance company's risk-based capital is calculated by applying a defined factor to various statutory based assets, premiums and reserve items, wherein the factor is higher for items with greater underlying risk. The adequacy of a company's capital is then measured by its risk-based capital ratio (the ratio of its total capital, as defined, to its risk-based capital).

       The NAIC has provided levels of progressively increasing regulatory action for remedies when an insurance company's risk-based capital ratio falls below a ratio of 1:1. USLI was in compliance with these new minimum capital requirements as follows:


                                                                  1995         1994
Total adjusted capital                                         $2,431,000   $2,466,000
Authorized control level risk-based capital                       107,000      105,000
Ratio (in percentages)                                              2,315%       2,349%


8.     STOCKHOLDERS' EQUITY

       During 1994, the Company amended its articles of incorporation to equalize the rights of the shareholders of the Non-participating Common and Class A Preferred stock and to change the names of the two classes to Class A common stock (previously designated as Class A preferred stock) and Class B common stock (previously designated as NonParticipating common stock). These changes provided for identical voting and participating rights. Prior to 1994, the non-participating common stock had full voting rights but was not entitled to participate in dividends, company earnings or asset distribution upon liquidation.

       Prior to 1994, the Class A preferred stock participated in the earnings of the Company and was entitled to assets upon dissolution of the Company, but these shares had no voting rights except to elect six of the fifteen members comprising the Board of Directors.

       During 1994, the Company adopted a stock incentive plan for employees wherein 500,000 shares of unissued Class A common stock was reserved for option as directed by the Board of Directors. As of December 31, 1995, the Company had granted options to acquire 150,000 shares of Class A common stock at an exercise price of $1.80 per share (estimated fair value at date of grant) which were still outstanding. These options are exercisable at any time and expire at the earlier of November 29, 2003 or termination of employment.

9.     PARTICIPATING POLICIES

       Approximately 98% of the Company's life insurance in force and premium revenue is participating whole life insurance. Dividends on these policies are payable at the discretion of the Board of Directors from divisible surplus as calculated using statutory accounting practices as required by law. All amounts allocable to policyholders have been accrued and none of the Company's retained earnings as reported was allocable to participating policies. No dividends are paid until the second annual premium has been paid in full. The accrued dividends on participating policies have been included in the liability for future policy benefits. Dividends, included in benefits and claims expense, approximated $336,000 in 1995 and $283,000 in 1994.

10.    LIABILITY FOR UNPAID CLAIMS

       Activity in the liability for unpaid claims is summarized as follows:

                                                            1995       1994
Balance at January 1                                      $113,329   $ 22,890
  Less reinsurance recoverables
                                                          --------   --------

Net Balance at January 1                                   113,329     22,890
                                                          --------   --------

Incurred related to:
  Current year                                             444,384    273,087
  Prior years                                               73,514
                                                          --------   --------

Total incurred                                             517,898    273,087

Paid related to:
  Current year                                             416,936    177,258
  Prior years                                               73,514      5,390
                                                          --------   --------

Total paid                                                 490,450    182,648
                                                          --------   --------

Net Balance at December 31                                 140,777    113,329
                                                          --------   --------
  Plus reinsurance recoverables

Balance at December 31                                    $140,777   $113,329
                                                          ========   ========




11.    INCOME TAXES

       There was no provision for income taxes in 1995 and 1994 as a result of the utilization of net operating loss carryforwards and the offset of potential net deferred tax assets by valuation allowances.

       Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss carryforwards. The tax effects of significant items comprising the Company's net deferred tax asset as of December 31, 1995 and 1994 are as follows:


                                                                 1995         1994
Deferred tax liabilities:
  Property and equipment                                       $ (31,812)   $ (17,063)
  Deferred policy acquisition costs                             (248,624)    (201,387)
  Unrealized gain on securities available for sale               (16,341)        --
                                                               ---------    ---------

                                                                (296,777)    (218,450)
                                                               =========    =========

Deferred tax assets:
  Unrealized loss on securities available for sale             $    --      $ 127,382
  Future policy benefit liabilities                              235,876      221,998
  Allowance for bad debts                                           --          4,531
  Deferred compensation liability                                 18,700       20,024
  Accrual for litigation                                          32,019       50,839
  Operating loss carryforwards                                   281,238      278,881
                                                               ---------    ---------

                                                                 567,833      703,655
Valuation allowance                                             (271,056)    (485,205)
                                                               ---------    ---------

                                                                 296,777      218,450
                                                               ---------    ---------

Net deferred tax asset                                         $    --      $    --
                                                               =========    =========


       The valuation allowance decreased by approximately $115,000 in 1995 and increased by $118,000 in 1994, exclusive of valuation changes related to the 1994 unrealized loss on securities available for sale..

       The provision for federal income taxes differs from the amount computed by applying the federal income tax statutory rate to income from operations before income taxes as follows:


                                                                        1995        1994
Taxes calculated at federal statutory rate                          $ 76,904    $  1,679
Increases (decreases) resulting from:
  Change in deferred tax valuation allowance
     and utilization of operating loss carrforwards                  (61,888)     11,910
  Other                                                              (15,016)    (13,589)
                                                                    --------    --------

                                                                    $    --     $    --
                                                                    ========    ========

       At December 31, 1995, the Company had net operating loss carryforwards for income tax reporting purposes available to offset future taxable income as follows:




Year of Expiration                                    USLI           Gain
2004                                                             $   263,000
2005                                                                 220,000
2006                                                                  46,000
2007                                                                  60,000
2008                                                                  96,000
2009                                                                  53,000
2010                                              $   60,000          88,000
                                                  ----------          ------

                                                  $   60,000     $   826,000
                                                  ==========     ===========

       The Company has not been examined by the Internal Revenue Service for any of the periods presented.

12.    TRANSACTIONS WITH RELATED PARTIES

       In a prior year, the Board of Directors approved the expenditure of up to $200,000 for purposes of determining the feasibility of marketing certain of its products in Mexico and obtaining license approval of USLI as a foreign reinsurer. As of December 31, 1994, the Company had expended the $200,000, including the purchase of an investment in an inactive foreign corporation approximating $30,000. Foreign operations marketing expenses charged to operations include the write-off of the investment of the foreign corporation, US Star, in 1995 of $30,000. Considering the current economic conditions in Mexico and the instability of the current Mexican government, management has suspended any additional foreign operations marketing activities and conveyed its interest in US Star to US Star's other shareholder.

       On May 2, 1995, shareholders of the Company approved an executive compensation plan and agreement for the Company's Chairman and Vice Chairman of the Board. Pursuant to the non-qualified compensation plan, the executives will receive the greater of fixed annual compensation of $20,000 each or 1% of statutory premium revenues of USLI up to a maximum premium amount of $10,000,000 (equivalent to annual benefits of $100,000 each). The 1% is reduced based upon the ratio of statutory net gain from operations to gross statutory revenues. The plan is effective for a ten year period beginning May 2, 1995. In connection with the adoption of this plan, the Company accrued the minimum obligation relative to past services, based upon its best estimates of anticipated future statutory premium revenues and statutory operating gains. This obligation, which approximated $55,000 at December 31, 1995, is included in accounts payable and other liabilities. Compensation expense paid to the executive officers pursuant to this plan and under a Board of Director approved salary continuation arrangement upon their retirement through April 1994, approximated $27,000 in 1995 and $51,000 in 1994.

       Pursuant to the above salary continuation compensation one of the retiring executive officers entered into a deferred compensation arrangement with the Company wherein the salary continuation payments were deferred under the plan. The deferred compensation liability approximated $59,000 in 1994 and was paid during 1995.

       The Company entered into consulting arrangements with certain of its original founders who subscribed for stock for purposes of solicitation of their advice, support and promotion of the Company through a consulting group. Consulting fees are based upon an 8% return on each respective founder's original investment and payable over twelve years. Consulting fees incurred approximated $42,000 in 1995 and in 1994.

       The Agency had entered into an administrative services agreement with a professional organization which was owned by an officer of The Agency wherein The Agency received a specified percentage of gross revenues. The agreement expired on August 31, 1994. No income was earned in 1994 as the professional organization was principally inactive.

       Prior to the sale of its inforce business and certain net assets in April 1995, The Agency had entered into an employment and non-competition agreement with an officer of The Agency which provided for payment to the officer of amounts equal to 40% of all commissions earned by The Agency while the officer was employed. The agreement further provided that the officer would own 50% of all new business produced after the date of his employment with a first right of refusal between The Agency and the officer for the purchase or sell of its respective 50% ownership at such time as the officer retired or terminated employment. This arrangement was considered in the negotiation and sale of the inforce business (see Note 2). Compensation expense paid to the officer under this arrangement approximated $18,000 in 1995 and $55,000 in 1994.

13     ACCOUNTING STANDARDS TO BE ADOPTED IN THE FUTURE

       In 1995, the Financial Accounting Standards Board issued SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed," which is effective for fiscal years beginning after December 15, 1995. This Statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management has not fully evaluated the effect but believes that the adoption of SFAS No. 121 will not have a material effect on the Company's consolidated financial statements.

       In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation". The Statement requires expanded disclosures of stock-based compensation arrangements with employees and encourages (but does not require) application of the "fair value" recognition provisions in the new Statement. The Statement does not rescind or amend existing accounting rules for employee stock-based arrangements. Companies may continue following those rules to recognize and measure compensation but they will be required to disclose the pro forma amounts of net income and earnings per share that would have been reported had the Company elected to follow the "fair value" recognition provisions of SFAS 123.

       For non-employee stock-based transactions, no previous authoritative accounting literature provided direct guidance. Under SFAS 123, all companies must apply the fair value method for their nonemployee stock-based transactions.

       The provisions of SFAS 123 are required for financial statements for fiscal years beginning after December 15, 1995. The Company has not yet determined the effect of implementation of this standard.

14.    CONTINGENCIES

       The Company has been named defendant in two litigation matters resulting from the denial of claim benefits under a policy issued by USLI. Legal counsel is unable to render an opinion on the estimated outcome of these matters as they are presently in discovery stage. However, management intends to vigorously deferred these matters and, is of the opinion that the ultimate outcome of these matters will not result in a material adverse effect on the consolidated financial statements. Accordingly, no provision for any loss or liability has been provided in the consolidated financial statements.

       In 1994, the Company was a defendant in litigation filed by the former owner of an insurance agency acquired by the Agency wherein the plaintiff sought damages for alleged failure to make payments due under a purchase agreement for a specified percentage of renewal commissions. On March 3, 1995, an out-of-court settlement was reached wherein the Company agreed to pay over a five year period installments aggregating $180,000, including plaintiff legal costs. The Company accrued the present value of this settlement which approximated $150,000 as of December 31, 1994, and included it as litigation settlement costs of discontinued operations as it related to the agency subsidiary's operations. This obligation is included in accounts payable and other liabilities and approximated $94,000 as of December 31, 1995.

15.    FAIR VALUE DISCLOSURES

       The carrying values and estimated fair values of the Company's financial instruments as of December 31, 1995 were as follows:

                                                                Carrying      Estimated
                                                                 Value        Fair Value
Financial Assets:
  Investment securities available for sale                     $3,647,579   $3,647,579
  Cash and cash equivalents                                       121,102      121,102
  Restricted cash                                                  95,000       95,000
  Note receivable from sale of agency assets                      164,245      124,444

Financial Liabilities:
  Notes payable                                                $  526,447   $  522,337



       The estimated fair values are significantly affected by assumptions used, principally the timing of future cash flows, the discount rate, judgments regarding current economic conditions, risk characteristics of various financial instruments and other factors. Because assumptions are inherently subjective in nature, the estimated fair values cannot be substantiated by comparison to independent quotes and, in many cases, the estimated fair values could not necessarily be realized in an immediate sale or settlement of the instrument. Potential tax ramifications related to the realization of unrealized gains or losses that would be incurred in an actual sale and/or settlement have not been taken into consideration.

16.    SUBSEQUENT EVENT

       During February 1996, the Board of Directors approved the adoption of an Agents' Stock Option Plan for eligible agents licensed with the Company wherein 200,000 shares of Class A common stock was reserved for option as directed by the Board. The plan is subject to shareholder approval.

                                  * * * * * *

                                                                     APPENDIX A

                         PLAN AND AGREEMENT OF EXCHANGE

       This Plan and Agreement of Exchange ("Agreement") is entered into between and among CITIZENS INSURANCE COMPANY OF AMERICA, a Colorado-domiciled insurance company ("CICA") and AMERICAN INVESTMENT NETWORK, INC., a Mississippi corporation ("American").

                                   WITNESSETH

       WHEREAS, CICA, which was chartered on February 13, 1968 in Colorado as Continental Investors Life Insurance Company, Inc. ("CILIC"), and by Articles of Merger filed with the Secretary of State of Colorado on August 31, 1988, CILIC changed its corporate name to Citizens Insurance Company of America is a wholly owned subsidiary of Citizens, Inc., a Colorado corporation ("Citizens"); and

       WHEREAS, American, which was chartered in 1987 in the State of Mississippi as Great American Investment Network, Inc., and in 1995 changed its name to American Investment Network, Inc., owns all of the issued and outstanding capital stock of United Security Life Insurance Company, a Mississippi-domiciled stock insurance company ("USLI"), which was chartered in 1967 in the State of Mississippi as American Empire Life Insurance Company, which name was changed in 1973 to Financial Security Life of Mississippi, which was in 1994 merged with United Security Life Insurance Company, a corporation chartered in 1987 in the State of Mississippi, and at which time the name of the merged corporation was changed to United Security Life Insurance Company; and

       WHEREAS, CICA and American desire to effect a share exchange pursuant to Mississippi Code Ann. 79-4-11.01 et seq. and 83-19-99 et seq. (together the "Exchange Act") in which all the outstanding shares of Class "A" Common Stock and Class "B" Common Stock of American will be exchanged for shares of Class A Common Stock of Citizens owned and held by CICA;

       NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                  The Exchange

       1.1 Subject to the terms and conditions set forth herein, the transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") to occur as soon as possible after all regulatory approvals and shareholder approvals are obtained in accordance with law and as required by this Agreement. On the Closing Date, all of the documents to be furnished to American and CICA, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to Jones & Keller, P.C., counsel to CICA ("Jones & Keller") to be held in escrow until the Effective Date or the date of termination of this Agreement, whichever first occurs and thereafter shall be promptly distributed to the parties as their interests may appear.

       1.2    The terms of the Exchange shall be:

              (i) The Exchange shall be effective ("Effective Date") as of the filing of the Certificate of Exchange by American and CICA with the Secretary of State and the Commissioner of Insurance of the State of Mississippi or, if later, the date specified therein.

              (ii)          At and as of the Effective Date:

                     (a) each shareholder of American prior to the Effective Date shall cease to be a shareholder of American;

                     (b) The ownership of all issued and outstanding stock of American (other than shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall vest in CICA automatically without any physical transfer or deposit of the certificates representing such shares, and CICA will become the sole shareholder of American;

                     (c) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date (other than any shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall have the right to receive from CICA in accordance with Article II of the Agreement one (1) share of Citizens Class A Common Stock, no par value, for each seven and two-tenths (7.2) shares of American Class A or Class B Common Stock prior to the Effective Date, provided, however, that all consideration to be received shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of American shares outstanding; and

                     (d) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date for which dissenter's rights are perfected in accordance with the Exchange Act shall have the right to receive from American payment therefor in accordance with the Exchange Act.

              (iii) The directors and officers of American shall be removed as of the Effective Date, and the directors and officers of CICA shall become the directors and officers of American as of the Effective Date.

              (iv) The Exchange shall have the effect set forth in the Exchange Act.

       1.3 On the Closing Date, American and CICA will file with the Secretaries of State of Mississippi and Colorado Articles of Share Exchange in the forms attached hereto as Exhibit A.

                                   ARTICLE II

                               Exchange of Shares

       2.1 At the Effective Date, the shares of Citizens Class A Common Stock to be exchanged as provided in Section 1.2 shall be distributed by CICA to shareholders of American (other than those shares as to which dissenters' rights have been perfected in accordance with the Exchange Act).

       2.2 The stock transfer books of American shall be closed on the Effective Date, and thereafter no transfers of the stock of American shall be made. CICA shall appoint an exchange agent ("Exchange Agent"), which is expected to be Citizens' then stock transfer agent ("Stock Transfer Agent"), to accept surrender of the certificates representing the shares of American and to deliver for such surrendered certificates, shares of Class A Common Stock of Citizens. If outstanding certificates for shares of American are not surrendered or the payment for them is not claimed prior to such date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and other applicable law, become the property of CICA (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any persons previously entitled to such items. Notwithstanding the foregoing, neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of American shares for any amount paid to any governmental unit or agency having jurisdiction of such unclaimed item pursuant to the abandoned property or other applicable law of such jurisdiction.

       2.3 No fractional shares of Citizens stock shall be exchanged as a result of the Agreement; rather, such shares shall evidence the right to receive the cash value of such share based on the average closing price of the Class A Common Stock of Citizens as reported on the American Stock Exchange for the five trading days prior to the Effective Date. In the event the exchange of shares results in any shareholder being entitled to a fraction less than a whole share of Citizens stock, such shareholder shall be given a cash payment by American for such fractional share at the rate per share as calculated in the previous sentence.

       2.4 At the Effective Date, each holder of a certificate or certificates representing shares of American, upon presentation and surrender of such certificate or certificates to the Exchange Agent, shall be entitled to receive the consideration set forth herein, except that holders of those shares as to which dissenters' rights shall have been asserted and perfected pursuant to the Exchange Act shall not be converted into shares of Citizens Class A Common Stock, but shall represent only such dissenters' rights. Upon such presentation, surrender, and exchange as provided in this Section 2.4, certificates representing shares of American previously held shall be canceled. Until so presented and surrendered, each certificate or certificates which represented issued and outstanding shares of American at the Effective Date shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.2 of this Agreement. If the certificates representing shares of American have been lost, stolen, mutilated or destroyed, the Exchange Agent shall require the submission of an indemnity agreement and may require the submission of a bond in lieu of such certificate.

                                  ARTICLE III

               Representations , Warranties and Covenants of CICA

       No representations or warranties are made by any director, officer, employee or shareholder of CICA as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "CICA Disclosure Statement"). CICA hereby represents, warrants and covenants to American, except as stated in the CICA Disclosure Statement, as follows:

       3.1 Citizens and CICA are, respectively, a corporation and an insurance company, each duly organized, validly existing and in good standing under the laws of the State of Colorado, and each have the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of Citizens and CICA, copies of which have been delivered to American, are complete and accurate, and the minute books of Citizens and CICA contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of Citizens and CICA.

       3.2 The aggregate number of shares which Citizens is authorized to issue is 50,000,000 shares of Class A Common Stock, no par value, and 1,000,000 shares of Class B common stock, no par value; of which 21,651,161 shares of such Class A Common Stock are issued and 19,572,614 shares are outstanding, fully paid and nonassessable and 621,049 shares of Class B common stock are issued and outstanding, fully paid and nonassessable. There are 1,955,457 shares of Class A Common Stock of Citizens owned and held by CICA that will be used to satisfy the exchange obligations of CICA under the Agreement. Citizens has no outstanding options, warrants, or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock, except an option for 76,000 shares of Class A Common Stock. The two (2) classes of stock of Citizens are equal in all respects, except (a) the Class B common stock elects a simple majority of the Board of Directors of Citizens, and the Class A Common Stock elects the remaining directors; and (b) each Class A share receives twice the cash dividends paid on a per share basis to the Class B common stock.

       3.3 CICA has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement. None of Citizens, and its subsidiaries have any liability or obligation to pay any fee or commission to any broker, agent or finder with respect to the transaction contemplated hereby except to Merger & Acquisition Profiles, Inc.

       3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by CICA will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of CICA.

       3.5 The execution, delivery and performance of this Agreement have been duly authorized and approved by the Board of Directors of CICA.

       3.6 CICA has delivered to American consolidated financial statements of Citizens and its subsidiaries, dated December 31, 1995 and June 30, 1996. All such statements, herein sometimes called "Citizens Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of Citizens and its subsidiaries for the periods included. The December 31, 1995 and June 30, 1996 Citizens consolidated financial statements have been prepared in accordance with generally accepted accounting principles.

       3.7 Since the dates of the Citizens Financial Statements there have not been any material adverse changes in the business or condition, financial or otherwise, of Citizens. Citizens and its subsidiaries do not have any material liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise) except as disclosed in the Citizens Financial Statement.

       3.8 CICA has delivered to American a list and description of all pending legal proceedings involving Citizens, none of which will materially adversely affect it, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of Citizen, threatened against Citizens or affecting any of its assets or properties, and Citizens is not in any material breach or violation of or default under any contract or instrument to which Citizens is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by Citizens under any contract or other instrument to which Citizens is a party or by which it or any of its properties may be bound or affected, or under its respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to Citizens or its subsidiaries.

       3.9 Citizens shall not enter into or consummate any transactions prior to the Effective Date other than (i) in the ordinary course of business or (ii) business acquisitions, combinations and exchanges. Citizens will not pay any dividend or, except in the ordinary course of business, enter into an agreement or transaction which would adversely affect its financial condition.

       3.10 Neither CICA nor Citizens is a party to any contract performable in the future except insurance policies, customary agent contracts, normal reinsurance agreements, agreements with subsidiaries, and those which will not adversely affect it.

       3.11 The representations and warranties of CICA shall be true and correct as of the date hereof and as of the Effective date.

       3.12 CICA has delivered, or will deliver within two weeks of the date of this Agreement, to American true and correct copies of Citizens Annual Report to Shareholders for the years ended December 31, 1995 and 1994. CICA will also deliver to American on or before the Closing Date any reports relating to the financial and business condition of Citizens which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement. Citizens has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of Citizens generally as of their respective dates, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such reports, in light of the circumstances under which they were made, not misleading.

       3.13 CICA has delivered to American a copy of each of the consolidated federal income tax returns of Citizens and its subsidiaries for the year ended December 31, 1994 and for any additional open years. The provisions for taxes paid by Citizens are believed by Citizens to be sufficient for payment of all accrued and unpaid federal, state, county and local taxes of Citizens (including any penalties or interest payable) whether or not disputed for the periods then ended and for all prior fiscal periods. All returns and reports or other information required or requested by federal, state, county, and local tax authorities have been filed or supplied in a timely fashion, and all such information is true and correct in all material respects. Provision has been made for the payment of all taxes due to date by Citizens.

       3.14 Citizens has no employee benefit plan, except for a noncontributory, qualified profit-sharing plan and a group accident and health insurance plan.

       3.15 No representation or warranty by CICA in this Agreement, the CICA Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

                                   ARTICLE IV

             Representations, Warranties and Covenants of American

       No representations or warranties are made by any director, officer, employee or shareholder of American as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "American Disclosure Statement"). American hereby represents, warrants and covenants to CICA, except as stated in the American Disclosure Statement, as follows:

       4.1 American and USLI are, respectively, a corporation and an insurance company duly organized, validly existing and in good standing under the laws of the State of Mississippi, each having the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of American and USLI, copies of which have been delivered to CICA, are complete and accurate, and the minute books of American and USLI contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of American and USLI.

       4.2 The aggregate number of shares which American is authorized to issue is 15,000,000 shares of Class A Common Stock, participating, no par value, and 2,500 shares of Class B Common

Stock, participating (by virtue of a 1994 amendment to the Articles of Incorporation), $1.00 par value; of which 5,025,490 shares of such Class A Common Stock are issued and 5,021,764 are outstanding, fully paid and nonassessable and 2,500 shares of Class B Common Stock are issued and outstanding, fully paid and nonassessable. American has no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock, except as shown on the American Disclosure Statement attached to and made a part of this Agreement. There are 3,726 shares of Class A Common Stock owned and held by USLI.

       The aggregate number of shares which USLI is authorized to issue is 4,000 shares of Common Stock, participating, $500.00 par value, of which 2,000 shares are issued and outstanding, fully paid and nonassessable. USLI has no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. All issued and outstanding shares of USLI stock are owned and held by American.

       The subsidiaries of American are each an association, corporation, or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or association; each has the power and authority to lease its properties and to carry on its business as now being conducted and is qualified to do business; and each holds or shall hold all licenses, franchises, permits or other governmental authorizations required to enable it to conduct its business or own its properties in every jurisdiction in which it currently conducts business or owns property and where the failure to do so would have a material adverse effect on the business of the subsidiary. All outstanding shares of capital stock of each subsidiary are duly and validly authorized and issued, fully paid and nonassessable. American directly or indirectly owns all of the issued and outstanding capital stock of such subsidiaries, including USLI. There are no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock of any subsidiary of American or USLI, except as shown on the American Disclosure Statement.

       4.3 American and USLI each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement. None of American and its subsidiaries have any liability or obligation to pay any fee or commission to any broker, agent or finder with respect to the transactions contemplated hereby.

       4.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transaction contemplated herein by American will conflict with or result in a breach or violation of any Articles of Incorporation or Bylaws of American or its subsidiaries.

       4.5 The execution of this Agreement has been duly authorized and approved by American's Board of Directors.

       4.6 American has delivered to CICA consolidated financial statements of American and its subsidiaries, dated December 31, 1995 and June 30, 1996, and the annual and quarterly convention statements of USLI as of December 31, 1995 and the six months ended June 30, 1996, as filed with the Mississippi Department of Insurance. All such statements, herein sometimes called "American Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of American and USLI for the periods indicated. The December 31, 1995 and June 30, 1996 American consolidated financial statements have been prepared in accordance with generally accepted accounting principles and the December 31, 1995 and June 30, 1996 convention statements have been prepared in accordance with statutory accounting practices.

       4.7 Since the dates of the American Financial Statements there have not been any material adverse changes in the business or condition, financial or otherwise, of American or any of its subsidiaries. None of American or its subsidiaries have any material liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise), except as disclosed in the American Financial Statements

       4.8 American has delivered to CICA a list and description of all pending legal proceedings involving American or any of its subsidiaries, all of which are listed on the American Disclosure Statement, none of which will materially adversely affect American or such subsidiary, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of American, threatened against American or USLI or affecting any of its assets or properties, and American and USLI are not in any material breach or violation of or default under any contract or instrument to which American or USLI is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by American or USLI under any contract or other instrument to which American or USLI is a party or by which either of them or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to American or USLI.

       4.9 Neither American nor USLI shall enter into or consummate any transactions prior to the Effective Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect their financial condition in a material manner.

       4.10 The assets of USLI had admissible values at least equal to those attributed to them on its December 31, 1995 or June 30, 1996 convention statements.

       4.11 Neither American nor USLI nor any subsidiary of American or USLI is a party to any contract performable in the future except insurance policies, customary agent contracts, normal reinsurance agreements and those which will not adversely affect them, except as set out on the American Disclosure Statement attached to this Agreement.

       4.12 All policy and claim reserves of USLI have been properly provided for and are adequate to comply with all regulatory requirements regarding same.

       4.13 The representations and warranties of American shall be true and correct as of the date hereof and as of the Effective Date.

       4.14 American has delivered, or will deliver within two weeks of the date of this Agreement, to CICA true and correct copies of American's Annual Report to Shareholders for the years ended December 31, 1995 and 1994 and each of its other reports to shareholders and filings with the Securities and Exchange Commission ("SEC") for the years ended December 31, 1995, 1994 and 1993. American will also deliver to CICA on or before the Closing Date any reports relating to the financial and business condition of American which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement. American has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of American generally, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

       4.15 American has delivered to CICA a copy of each of the federal income tax returns of American for the years ended December 31, 1995, 1994 and 1993 and for any additional open years. The provisions for taxes paid by American are believed by American to be sufficient for payment of all accrued and unpaid federal, state, county and local taxes of American (including any penalties or interest payable) whether or not disputed for the periods then ended and for all prior fiscal periods. All returns and reports or other information required or requested by federal, state, county and local tax authorities have been filed or supplied in a timely fashion, and all such information is true and correct in all material respects. Provision has been made for the payment of all taxes due to date by American.

       4.16 Neither American nor USLI have any employee benefit plans, except for a noncontributory 401K plan and a group accident, health and life insurance plans.

       4.17 No representation or warranty by American in this Agreement, the American Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

                                   ARTICLE V

             Obligations of the Parties Pending the Effective Date

       5.1 This Agreement shall be duly submitted to the shareholders of American for the purpose of considering and acting upon this Agreement in the manner required by law at a meeting of shareholders on a date selected by American, such date to be the earliest practicable date after the proxy statement may first be sent to American shareholders without objection by applicable governmental authorities. CICA will furnish to American the information relating to Citizens required by the Federal Securities Laws to be included in the proxy statement. CICA represents and warrants that at the time of the American shareholders' meeting, the proxy statement, insofar as it relates to Citizens and contains information furnished by CICA specifically for use in such proxy statement, (a) will comply in all material respects with the provisions of the Federal Securities Laws; and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Board of Directors of American, subject to its fiduciary obligations to shareholders, shall use its best efforts to obtain the requisite approval of American shareholders of this Agreement and the transactions contemplated herein. American and CICA shall take all reasonable and necessary steps and actions to comply with and to secure American shareholders approval of this Agreement and the transactions contemplated herein as may be required by the statutes, rules and regulations of such states.

       5.2 At all times prior to the Effective Date, during regular business hours each party will permit the other to examine its books and records and the books and records of any subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisors in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information.

No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made;
(b) information acquired by the party to whom the disclosure is made from other sources; or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

       5.3 American and CICA shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

       5.4 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI

                             Procedure for Exchange

       6.1 As soon as practical and in any event within 30 days after the Execution of this Agreement, the parties shall file with the Insurance Commissioner of Mississippi all of the documents required by Mississippi law.

                                  ARTICLE VII

            Conditions Precedent to the Consummation of the Exchange

       The following are conditions precedent to the consummation of the Agreement on or before the Effective Date:

       7.1 CICA and American shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Effective Date and American and CICA shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

       7.2 This Agreement and the transactions contemplated herein shall have been duly and validly authorized, approved and adopted, at a meeting of the shareholders of American duly and properly called for such purposes in accordance with the applicable laws.

       7.3 This Agreement is in all things subject to the provisions of the applicable insurance laws and the regulations promulgated thereunder, and shall not become effective until all necessary approvals are obtained from the Commissioners of Insurance of the States of Colorado and Mississippi in accordance with the provisions of the laws of said states. CICA and American as soon as practical after the execution and delivery of this Agreement, agree to file and to use their best efforts to obtain such approvals of the transactions contemplated by this Agreement. Neither CICA nor American shall be obligated to file a suit or to appeal from any Commissioner's adverse ruling, nor shall CICA or American be obligated to make any material changes in any lawful, good faith management policy in order to gain such approval. In the event either approval is denied, this Agreement shall terminate.

       7.4 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation, or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

       7.5 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for CICA and American.

       7.6 The representations and warranties by CICA and American in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Effective Date, except to the extent that such representations and warranties may be untrue on and as of the Effective Date because of (1) changes caused by transactions suggested or approved in writing by CICA; or (2) events or changes (which shall not in the aggregate, have materially and adversely affected the business, assets, or financial condition of American or Citizens) during or arising after the date of this Agreement.

       7.7    American shall have furnished CICA with:

              (1) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of American approving this Agreement and the transactions contemplated by it in accordance with applicable law and directing the submission thereof to a vote of the shareholders of American;

              (2) a certified copy of a resolution or resolutions duly adopted by the shareholders of American approving this Agreement and the transactions contemplated by it in accordance with applicable law;

              (3) an opinion of Spencer, Tyra & Crecink, counsel for American, dated as of the Closing Date as set forth in "Exhibit B" attached hereto;

              (4) an agreement from each "affiliate" of American as defined in the rules adopted under the Securities Act of 1933, as amended, to the effect that (a) the affiliate is familiar with SEC Rule 144; (b) none of the shares of Citizens Class A Common Stock will be transferred by or through the affiliate in violation of the Federal Securities Laws; (c) the affiliate will not sell or in any way reduce his risk relative to any Citizens Class A Common Stock received pursuant to this Agreement until such time as financial results covering at least 30 days of post-closing date combined operations shall have been published by Citizens on SEC Form 10-Q or otherwise.

       7.8    CICA shall furnish American with:

              (1) a certified copy of a resolution or resolutions duly adopted by the Board of Directors approving this Agreement and the transactions contemplated by it; and

              (2) an opinion dated the Effective Date of Jones & Keller, P.C., counsel for CICA, as set forth in "Exhibit C" attached hereto.

                                  ARTICLE VIII

                          Termination and Abandonment

       8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of American and/or CICA) prior to the Effective date.

              (a)    By mutual consent of the Boards of Directors of CICA and
                     American:

              (b) By CICA or American, if any condition set forth in Article VII relating to the other party has not been satisfied or has not been waived;

              (c) By CICA or American, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

              (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

              (e) By CICA, if dissenters' rights are perfected in accordance with the Exchange Act for more than 2.5 of the outstanding shares of American; or

              (f) By either party if the Effective Date does not occur within ninety (90) days from the date hereof.

              (g) By any party, if it is determined by counsel of either party that the transaction will not constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

       8.2 Any of the terms or conditions of the Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action by its Board of Directors; provided, however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                   ARTICLE IX

                       Termination of Representation and
                       Warranties and Certain Agreements

       9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                   ARTICLE X

                                 Miscellaneous

       10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

       10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

       10.3 Each of the parties hereto will pay its own fees and expenses incurred in connection with the transactions contemplated by this Agreement. Except as otherwise disclosed in their respective Disclosure Statements, CICA and American each represent to the other that it has not employed any investment bankers, brokers, finders, or intermediaries in connection with the transaction contemplated hereby who might be entitled to any fee or other payment from American or Citizens or any of their respective subsidiaries upon consummation of the transactions contemplated by this Agreement.

       10.4 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary of proper to carry out the purpose of this Agreement.

       10.5 This Agreement may be amended upon approval of the Board of Directors of each party provided that the share exchange ratio hereunder shall not be amended without approval of the requisite shareholders of American.

       10.6 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To CICA, Inc.:                             and to American:
Citizens Insurance Company                 American Investment Network, Inc.
of America                                 United Security Life Insurance
Post Office Box 149151                     Company
Austin, Texas 78714-9159                   660 Lakeland East Drive
Attn: Harold E. Riley                      Flowood, Mississippi 39208
Chairman                                   Attn: John S. Camara, President

Phone: (512) 837-7100                      Phone: (601) 936-2090
Fax: (512) 836-9334                        Fax: (691) 939-4372

with copies to:                            with copies to:

Jones & Keller, P.C.                       Spencer, Tyra & Crecink
1625 Broadway, Ste 1600                    660 Lakeland East Drive, Ste 100
Denver, Colorado 80202                     Jackson, Mississippi 39208
Attn: Reid A. Godbolt, Esq.                Attn: Ernest O. Spencer, III, Esq.

Phone: (303) 573-1600                      Phone: (601) 939-9193
Fax: (303) 573-0769                        Fax: (601) 939-9195
or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

       10.7 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of CICA and American. However, either CICA or American may issue at any time any press release or other public statement it believes on the advise of its counsel it is obligated to issue to avoid liability under the law relating to disclosures to itself or any of its affiliates, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in h release or statement.

       10.8 The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any references to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

       10.9 The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

       10.10 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Mississippi without giving effect to any choice or conflict of law provision or rule (whether of the State of Mississippi or any other jurisdiction) that would cause the application of the laws or any jurisdiction other than the State of Mississippi.

       IN WITNESS WHEREOF, the parties have set their hands and seals this 28th day of October, 1996.

CITIZENS INSURANCE COMPANY         AMERICAN INVESTMENT NETWORK,
OF AMERICA                         INC.


By:/s/ Mark A. Oliver              By:/s/ John S. Camara
   -------------------                --------------------------------
   Mark A. Oliver                     John S. Camara, President
   Executive Vice-President
   and Treasurer

                                    EXHIBIT A

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0135, (601) 359-1333

ARTICLES OF MERGER OR SHARE EXCHANGE
PROFIT CORPORATION

The undersigned corporation pursuant to Section 79-1-1.05, as amended, hereby executes the following document and sets forth:

1.     Name of Corporation 1: American Investment Network, Inc.

2.     Name of Corporation 2: Citizens Insurance Company of America.

3.     Name of Corporation 3:

4.     The future effective date is _______________, 1997.

5.     The plan of merger or share exchange (attach page).

6.     Mark appropriate box.

       (a)    Shareholder approval of the plan of merger or share exchange was
-----         not required.

  x    (b)    If approval of the shareholders of one or more corporations
-----         party to the merger or share exchange was required

              (i) the designation, number of outstanding shares, and number of votes entitled to be cast by each class entitled to vote separately on the plan as to each corporation were

Name of corporation         Designation           No. of outstanding shares   No. of votes entitled to be cast
-------------------         -----------           -------------------------   --------------------------------
American Investment         Class A Common
Network, Inc.               Stock                        5,021,764                   5,021,764

American Investment         Class B Common
Network, Inc.               Stock                            2,500                       2,500

AND the total number of votes cast for and against the plan by each class entitled to vote separately on the plan was

Name of corporation         Class                 Total No. of votes cast for plan     No. of votes cast against plan
-------------------         -----                 --------------------------------     ------------------------------
American Investment         Class A Common
Network, Inc.               Stock

American Investment         Class B Common
Network, Inc.               Stock

Citizens Insurance          Common Stock
Company of America

and the number of votes cast for the plan by each class was sufficient for approval by that class.

Name of Corporation 1

AMERICAN INVESTMENT NETWORK, INC.

By:
   -----------------------------------
President

Name of Corporation 2

CITIZENS INSURANCE COMPANY OF AMERICA

By:
   -----------------------------------
Executive Vice President and Treasurer

                    ATTACHMENT TO ARTICLES OF SHARE EXCHANGE
                                       OF
                       AMERICAN INVESTMENT NETWORK, INC.
                                      AND
                     CITIZENS INSURANCE COMPANY OF AMERICA

       In accordance with Mississippi Code Ann. 79-4-11.01 et seq. and 83-19-99 et. seq. (together the "Exchange Act"), a plan and agreement of exchange ("Plan of Exchange") has been approved, adopted and executed by American Investment Network, Inc. and Citizens Insurance Company of America as follows:

       1. The Exchange shall be effective as of _________, 1997 ("Effective Date").

       2.     At and as of the Effective Date:

              (a) each shareholder of American prior to the Effective Date shall cease to be a shareholder of American:

              (b) the ownership of all issued and outstanding stock of American (other than shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall vest in CICA automatically without any physical transfer or deposit of the certificates representing such shares, and CICA will become the sole shareholder of American;

              (c) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date (other than any shares for which dissenter's rights are perfected in accordance with the Exchange Act) shall have the right to receive from CICA in accordance with Article II of the Plan of Exchange one (1) share of Citizens, Inc. Class A Common Stock, no par value, for each seven and two-tenths (7.2) shares of American Class A or Class B Common Stock; provided, however, that all consideration to be received shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of American shares outstanding; and

              (d) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date for which dissenter's rights are perfected in accordance with the Exchange Act shall have the right to receive from American payment therefor in accordance with the Exchange Act.

       3.     The Exchange shall have the effect set forth in the Exchange Act.

       4. The Plan of Share Exchange has been approved by the Shareholders of American. No shareholder approval by the shareholders CICA, Colorado stock insurance company, was required, pursuant to Section 7-111-103(7) of the Colorado Business Corporation Act and Sections 79-4-11.01 et seq. of the Mississippi Code of 1972, as amended.

                           ARTICLES OF SHARE EXCHANGE

       Pursuant to the provisions of the Colorado Business Corporation Act, AMERICAN INVESTMENT NETWORK, INC., a Mississippi corporation ('American"), and CITIZENS INSURANCE COMPANY OF AMERICA, a stock insurance company organized under the laws of the State of Colorado ("CICA"), adopt the following articles of share exchange:

       FIRST: The plan of share exchange (the "Plan of Exchange") is summarized as follows: At and as of the effective time set forth below (the "Effective Date"):

              (a) each shareholder of American Prior to the Effective Date shall cease to be a shareholder of American;

              (b) the ownership of all issued and outstanding stock of American (other than shares for which dissenter's rights are perfected in accordance with applicable law) shall vest in CICA automatically without any physical transfer or deposit of the certificates representing such shares, and CICA will become the sole shareholder of American;

              (c) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date (other than any shares for which dissenter's rights are perfected in accordance with applicable law) shall have the right to receive from CICA in accordance with Article II of the Plan of Exchange one (1) share of Citizens Class A Common Stock, no par value, for each seven and two-tenths (7.2) shares of American Class A or Class B Common Stock; provided, however, that all consideration to be received shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of American shares outstanding; and

              (d) the holders of each issued and outstanding share of American Class A or Class B Common Stock prior to the Effective Date for which dissenter's rights are perfected in accordance with applicable law shall have the right to received from American payment therefor in accordance with applicable law.

       SECOND:       The plan of share exchange was approved by the
shareholders of American. Approval by the shareholders of CICA was not required.

       THIRD: As to American, whose shareholders were required to vote for approval, the number of votes cast for the plan by each voting group entitled to vote separately on the share exchange was sufficient for approval by that voting group.

       FOURTH:       These articles are to become effective on January 1, 1997
at 12:01 a.m., unless prior to the effective date they are abandoned and a statement of abandonment if filed prior to the effective date.

       Dated: __________, 1997

AMERICAN INVESTMENT NETWORK, INC.          CITIZENS INSURANCE COMPANY
                                           OF AMERICA, INC.

By:                                        By:
   ------------------------------             ------------------------------
       John S. Camara                                Mark A. Oliver
Title: President                           Title: Executive Vice President and
                                                  Treasurer

                                   EXHIBIT B

                        Opinion of Counsel for American

       At the Closing, American shall deliver to CICA an opinion, in form and substance satisfactory to CICA and its counsel, dated the Closing Date, of Spencer, Tyra & Crecink, counsel to American, to the effect that:

       (i) The execution, delivery, and performance of the Agreement by American shall not result in a breach of, or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under any contract, commitment, agreement, indenture, mortgage, pledge agreement, note, bond, license, or other instrument or obligation to which American is a party or by which American is bound or the charter or bylaws of American or other governing instruments of American

       (ii) The Agreement has been duly authorized, executed and delivered by American and is a legal, valid and binding obligation of American enforceable against American in accordance with its terms (subject to the applicability of equitable principles or the effect of bankruptcy or creditors' rights laws on the enforceability of the Agreement);

       (iii) American and USLI are, respectively, a corporation and a stock insurance company duly organized, validly existing and in good standing under the laws of the State of Mississippi;

       (iv) American has full corporate power and authority to enter into Agreement and to carry out the transactions contemplated by the Agreement;

       (v) To such counsel's knowledge, after due inquiry, there are no civil or criminal actions, suits, arbitrations, administrative or other proceedings or governmental investigations pending or threatened against American or its subsidiaries which will constitute a breach of the representations, warranties or covenant under the Agreement or will prevent American from consummating the transactions contemplated by the Agreement;

       (vi) The authorized and outstanding capital stock of American and USLI are as stated in Section 4.2 of the Agreement, and such shares have been duly authorized, are fully paid and nonassessable and were not issued in violation of the preemptive rights of any party;

       (vii) To such counsel's knowledge, after due inquiry, except as set forth in the Agreement, there are no outstanding subscriptions, options, warrants, rights, convertible securities, calls, commitments, privileges or other arrangements, preemptive or contractual, calling for or requiring the acquisition of, or the issuance, transfer, sale, or other disposition of any shares of the capital stock of American or USLI, or calling for or requiring the issuance of any securities or rights convertible into or exchangeable for shares of capital stock of American or USLI, except as disclosed in the Agreement; and

       (viii) The execution, delivery, and performance of the Agreement, and the performance by American of its obligations thereunder, is not in contravention of any law, ordinance, rule, or regulation, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, will not cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or binds, American, USLI or any of their material properties.

                                   EXHIBIT C

                          Opinion of Counsel for CICA

       At the Closing, CICA shall deliver to American, an opinion, in form and substance satisfactory to American and its counsel, dated the Closing Date, of Jones & Keller, P.C., counsel to CICA, to the effect that:

       (i) The execution, delivery, and performance of the Agreement by CICA shall not result in a breach of, or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under any contract, commitment, agreement, indenture, mortgage, pledge agreement, note, bond, license, or other instrument or obligation to which CICA is a party or by which CICA is bound or the charter or bylaws of CICA or other governing instruments of CICA;

       (ii) The Agreement has been duly authorized, executed and delivered by CICA and is a legal, valid and binding obligation of CICA enforceable against CICA in accordance with its terms (subject to the applicability of equitable principles or the effect of bankruptcy or creditors' rights laws on the enforceability of the Agreement);

       (iii) Citizens and CICA respectively are a corporation and a stock insurance company, duly organized, validly existing and in good standing under the laws of the State of Colorado;

       (iv) CICA has full corporate power and authority to enter into the Agreement and to carry out the transactions contemplated by the Agreement;

       (v) To such counsel's knowledge, after due inquiry, there are no civil or criminal actions, suits, arbitrations, administrative or other proceedings or governmental investigations pending or threatened against CICA which will constitute a breach of the representations, warranties or covenants under the Agreement or will prevent CICA from consummating the transactions contemplated by the Agreement;

       (vi) The authorized and outstanding capital stock of Citizens is as stated in Section 3.2 of the Agreement, and each of the shares of Class A Common Stock to be issued pursuant to the agreement has been duly authorized and when issued pursuant to the terms of the Agreement shall be validly issued and fully paid and non-assessable and issued in violation of the preemptive rights of any party;

       (vii) To such counsel's knowledge, after due inquiry, except as set forth in the Agreement or CICA's Disclosure Statement, there are no outstanding subscriptions, options, warrants, rights, convertible securities, calls, commitments, privileges or other arrangements, preventive or contractual, calling for or requiring the acquisition of, or the issuance, transfer, sale, or other disposition of any shares of the capital stock of Citizens, or calling for or requiring the issuance of any securities or rights convertible into or exchangeable for shares of capital stock of Citizens;

       (viii) The execution, delivery, and performance of the Agreement, and the performance by CICA of its obligations thereunder, is not in contravention of any law, ordinance, rule, or regulation, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, will not cause the suspension or revocation of any authorization, consent, approval, or license presently in effect, which affects or binds CICA or any of its subsidiaries or any of its or their material properties;

       (xi) Consummation of the transaction in accordance with the terms of the Agreement will constitute a reorganization within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); American and CICA will each be a party to the reorganization; no gain or loss will be recognized pursuant to the Code by American as a consequence of the transactions contemplated hereby; CICA will succeed to and take into account the items of American described in the Code; when a American shareholder receives solely Citizens Class A Common Stock in accordance with the transactions contemplated hereby, such American shareholder will not recognize gain or loss; the basis for the Citizens Class A Common Stock to be received by American shareholders will be the same as the basis for the shares of American stock they surrender in connection with the transactions contemplated hereby; the holding period for any American shareholder of the Citizens Class A Common Stock received in the transactions contemplated hereby will include the period during which the shares of the American stock surrendered were held provided that the American stock was a capital asset in the hands of such American shareholder on the Effective Date; and the payment of cash to any American shareholder in lieu of a fractional share of Citizens Class A Common Stock will be treated as received as a distribution and redemption of the fractional share interest, subject to the limitations of Section 302 of the Code; and

       (x) The exchange of Citizens Class A Common Stock for shares of American stock is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof and, with respect to state securities laws and the securities laws of other applicable jurisdictions, if any, is either exempt from qualification or registration thereunder or such qualification or registration requirements have been satisfied.

                           CICA DISCLOSURE STATEMENT

       Pursuant to the provisions of Article III of the Plan and Agreement of Exchange between and among CICA and American, CICA hereby makes the following disclosures respecting the similarly numbered sections in the Plan and Agreement of Exchange:

       3.3 At the Effective Date, brokerage commissions will be owed to Merger & Acquisition Profiles, Inc.

       3.7 Citizens has the liabilities disclosed in the Citizens Financial Statements and those incurred thereafter in the ordinary course of business.

       3.10 Computer Maintenance Agreement between Computing Technology, Inc. and Wang Laboratories, effective 7/1/91 and amended 8/26/91.

                         AMERICAN DISCLOSURE STATEMENT

       Pursuant to the provisions of Article IV of the Plan and Agreement of Exchange between and among CICA and American, American hereby makes the following disclosures respecting the similarly numbered sections in the Plan and Agreement of Exchange:

       4.2 Outstanding warrants, options, or other rights to purchase or subscribe to, or securities convertible into, or exchangeable for, shares of capital stock of American:

              (1) Stock Incentives issued to certain key employees of Great American Investment Network, Inc. and USLI pursuant to the 1994 Stock Incentive Plan, adopted by the Board of Directors on November 30, 1994, and approved by the Shareholders on May 3, 1994.

       4.7 American has liabilities disclosed in their financial statements and those incurred thereafter in the ordinary course of business.

       4.8 Pending litigation: As of the date of execution hereof, the following litigation against American and/or USLI was ending:

              (1) David Anderson and Marty Stanford, D/B/A Premiere Insurance Agency, and Chiropractic National Association, Plaintiffs, versus United Security Life Insurance Company, Defendant, Civil Action No. 96-002(r)L, in the Circuit Court of Lee County, Mississippi.

              (2) Donald and Karen Mayo, Plaintiffs, versus United Security Life Insurance Company, Defendant, Civil Action No. 95-268(f)L, in the Circuit Court of Lee County, Mississippi.

       4.11 American is subject to the following contracts and agreements which are, or may be, performable in the future, copies of which have heretofore been furnished to CICA:

              (1) Settlement Agreement dated March 2, 1995, among Robert Tillman and Tillman Insurance Agency, Inc. ("Plaintiffs"), and The Gain Agency, Inc., Great American Investment Network, Inc., Walter L. Shelton and Jesse Byrd (Defendants).

              (2) Executive Compensation Plan and Agreement adopted November 11, 1994 by the Directors, and approved by the Shareholders on May 2, 1995, between Great American Investment Network, Inc. and Walter L. Shelton and Jesse
                     L. Byrd.

              (3) Employment Agreement dated August 23, 1996, between, American, USLI and John S. Camara.

              (4) Employment Agreement dated August 23, 1996, between, American, USLI and H. Harold Crumpler.

              (5) Employment Agreement dated August 23, 1996, between, American, USLI and Phillip E. Faller.

              (6) Employment Agreement dated August 23, 1996, between, American, USLI and Linda M. Pepper.

              (7) Contract Agreements between Great American Investment Network, Inc. and the individual members of Magnolia Consulting Group, an unincorporated

              (8) Promissory Note dated December 19, 1994, in favor of Merchants and Farmers Bank, in the original principal amount of $535,562.62, with a final maturity date of December 15, 1999. The Promissory Note is secured by a Deed of Trust between the parties dated as of the same date, and recorded in the Office of the Chancery Clerk of Rankin County, Mississippi in Book 1018 at Page 89.

              (9) Second Deed of Trust dated March 2, 1995, securing the Settlement Agreement referenced as Item No. (1), above, among Great American Investment Network, Inc., Mark T. Davis as Trustee, and Dale Hubbard, Tillman Insurance Agency, Inc. and Robert Tillman, beneficiaries. This instrument is recorded in the Office of the Chancery Clerk of Rankin County, Mississippi in Book 1031 at Page 649.

                  AMENDMENT TO PLAN AND AGREEMENT OF EXCHANGE

       This Amendment to Plan and Agreement of Exchange ("Amendment") is entered into among CITIZENS, INC., a Colorado corporation ("Citizens"), CITIZENS INSURANCE OF AMERICA, a Colorado-domiciled insurance company ("CICA") and AMERICAN INVESTMENT NETWORK, INC., a Mississippi corporation ("American").

                                   WITNESSETH

       WHEREAS, CICA and American have heretofore entered into a Plan and Agreement of Exchange dated October 28, 1996 (the "Plan"), to effect a share exchange between them under Mississippi law, provided in the Plan; and

       WHEREAS, CICA and American desire to amend the Plan, as adopted, as to the source of stock to be used to implement the exchange, said stock to be additional shares of Citizens Class A Common Stock to be issued by Citizens and distributed to CICA;

       NOW, THEREFORE, Citizens, CICA and American hereby agree that the Plan should be, and hereby is, amended as follows:

                                       I.

       Article III, Section 3.2 of the Plan, is hereby amended to read as follows:

       "3.2 The aggregate number of shares which Citizens is authorized to issue is 50,000,000 shares of Class A Common Stock, no par value, and 1,000,000 shares of Class B Common Stock, no par value; of which 21,651,161 shares of such Class A Common Stock were issued and 19,572,614 shares were outstanding, fully paid and nonassessable and 621,049 shares of Class B Common Stock are issued and outstanding, fully paid and nonassessable, as of October 28, 1996, the date of the Plan. A total of 700,000 shares of Class A Common Stock of Citizens, previously authorized but unissued, will be issued by Citizens and distributed to CICA to satisfy the exchange obligations of CICA under the Agreement. Citizens has no outstanding options, warrants or other rights to purchase, or to subscribe to, or securities convertible into or exchangeable for any shares of capital stock, except an option for 76,000 shares of Class A Common Stock. The two (2) classes of stock of Citizens are equal in all respects, except: (a) the Class B Common Stock elects a simple majority of the Board of Directors of Citizens, and the Class A Common Stock elects the remaining directors; and (b) each Class A share receives twice the cash dividends paid on a per share basis to the Class B Common Stock."

                                      II.

       Article VIII, Section 8.1(f) of the Plan, is hereby amended to read as follows:

              "(f) By either party, if the Effective Date does not occur on or before March 31, 1997."

                                      III.

       Except as amended herein, the Plan remains in full force and effect, without change.

       IN WITNESS WHEREOF, Citizens, CICA and American have set their hands and seals this 17th day of January, 1997, but effective as of the 31st of December, 1996.

CITIZENS INSURANCE COMPANY          AMERICAN INVESTMENT NETWORK, INC.
OF AMERICA

By: /s/ Mark A. Oliver              By: /s/ John S. Camara
    -----------------------             -----------------------------------
    Mark A. Oliver, Executive Vice      John S. Camara, President
    President and Treasurer

CITIZENS, INC.

By: /s/ Mark A. Oliver
    -------------------------------
    Mark A. Oliver, Executive Vice
    President and Treasurer

                                                                     APPENDIX B
                                   ARTICLE 13

                               DISSENTERS' RIGHTS

          SUBARTICLE A. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

       79-4-13.01 DEFINITIONS--In this Article:

       (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

       (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 79-4-13.02 and who exercises that right when and in the manner required by Sections 79-4-13.20 through 79-4-13.28.

       (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

       (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

       (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

       (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

       (7) "Shareholder" means the record shareholder or the beneficial shareholder.

       79-4-13.02 RIGHT TO DISSENT--(a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate action:

       (1) Consummation of a plan of merger to which the corporation is a party
(i) if shareholder approval is required for the merger by Section 79-4-11.03 or the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under Section 79-4-11.04;

       (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

       (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

       (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

       (i)   Alters or abolishes a preferential right of the shares;

       (ii) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

       (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

       (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

       (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fraction share so created is to be acquired for cash under
Section 79-4-6.04, or

       (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

       (b) Nothing in subsection (a)(4) shall entitle a shareholder of a corporation to dissent and obtain payment for his shares as a result of an amendment of the articles of incorporation exclusively for the purpose of either (i) making such corporation subject to application of the Mississippi Control Share Act, or (ii) making such act inapplicable to a control share acquisition of such corporation.

       (c) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

       79-4-13.03 DISSENT BY NOMINEES AND BENEFICIAL OWNERS--(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

       (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

       (1) He submits to the corporation the record shareholder 's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

       (2) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

       79-4-13.20 NOTICE OF DISSENTERS' RIGHTS--(a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

       (b) If corporate action creating dissenters' rights under Section 79-4-13.02 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Section 79-4-13.22.

       79-4-13.21 NOTICE OF INTENT TO DEMAND PAYMENT--(a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and (2) must not vote his shares in favor of the proposed action.

       (b) A shareholder who does not satisfy the requirement of subsection (a) is not entitled to payment for his shares under this article.

       79-4-13.22 DISSENTERS' NOTICE--(a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 79-4-13.21.

       (b) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must:

       (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

       (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

       (3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

       (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more that sixty (60) days after the date the subsection (a) notice is delivered; and

       (5) Be accompanied by a copy of this article.

       79-4-13.23 DUTY TO DEMAND PAYMENT--(a) A shareholder sent a dissenters' notice described in Section 79-4-13.22 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to Section 79-4-13.22(b)(3), and deposit his certificates in accordance with the terms of the notice.

       (b) The shareholder who demands payment and deposits his shares under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

       (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

       79-4-13.24 SHARE RESTRICTIONS--(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Section 79-4-13.26.

       (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

       79-4-13.25 PAYMENT--(a) Except as provided in Section 79-4-13.27, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with Section 79-4-13.23 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

       (b) The payment must be accompanied by:

       (1) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

       (2) A statement of the corporation's estimate of the fair value of the shares;

       (3) An explanation of how the interest was calculated;

       (4) A statement of the dissenters' right to demand payment under Section 79-4-13.28; and

       (5) A copy of this article.

       79-4-13.26 FAILURE TO TAKE ACTION--(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

       (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 79-4-13.22 and repeat the payment demand procedure.

       79-4-13.27 AFTER-ACQUIRED SHARES--(a) A corporation may elect to withhold payment required by Section 79-4-13.25 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

       (b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under Section 79-4-13.28.

       79-4-13.28 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER--
(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under Section

79-4-13.25), or reject the corporation's offer under Section 79-4-13.27 and demand payment of the fair value of his shares and interest due, if:

       (1) The dissenter believes that the amount paid under Section 79-4-13.25 or offered under Section 79-4-13.27 is less than the fair value of his shares or that the interest due is incorrectly calculated;

       (2) The corporation fails to make payment under Section 79-4-13.25 within sixty (60) days after the date set for demanding payment; or

       (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

       (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection
(a) within thirty (30) days after the corporation made or offered payment for his shares.

                   SUBARTICLE C. JUDICIAL APPRAISAL OF SHARES

       79-4-13.30 COURT ACTION--(a) If a demand for payment under Section 79-4-13.28 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

       (b) The corporation shall commence the proceeding in the chancery court of the county where a corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

       (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

       (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

       (e) Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation, or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under Section 79-4-13.27.

       79-4-13.31 COURT COSTS AND COUNSEL FEES--(a) The court in an appraisal proceeding commenced under Section 79-4-13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under
Section 79-4-13.28.

       (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

       (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 79-4-13.20 through 79-4-13.28; or

       (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

       (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

PROXY                                                                    PROXY


                        AMERICAN INVESTMENT NETWORK, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       The undersigned shareholder of American Investment Network, Inc. ("American") acknowledges receipt of the Notice of Special Meeting of Shareholders, to be held on __________, 1997, at ____ __.m. Central Standard Time, at __________________, Mississippi, and hereby appoints _______________
and _____________, each of them with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Special Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

       THE DIRECTORS RECOMMEND A VOTE FOR THE ITEMS INDICATED BELOW:

1. A proposal to approve and adopt the Plan and Agreement of Exchange dated October 28, 1996, as amended, under which shareholders of American will receive shares of Citizens, Inc. Class A Common Stock for their American Class A and Class B Common Stock as described in the accompanying Proxy-Information Statement.

              FOR _____            AGAINST _____         ABSTAIN _____

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

       THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

       Dated this ______ day of ________________, 1997.


                                   ___________________________________________
                                   Signature


                                   ___________________________________________
                                   Signature

                                   Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                                   Please sign, date and return this proxy
                                   immediately.